As filed with the Securities and Exchange Commission on April 27, 2012
Commission File Nos.  333-86933
811-09577

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 27	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 28	[X]

JNLNY SEPARATE ACCOUNT II
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
(Name of Depositor)

2900 Westchester Avenue, Purchase, New York 10577
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Associate General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 30, 2012 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by

Jackson National Life Insurance Company of New York® and

JNLNY Separate Account II

April 30, 2012

Effective September 16, 2002, Perspective Advisors Fixed and Variable Annuity is no longer available for purchase by non-natural Owners (entities) other than qualified plans and certain trusts.   Effective February 18, 2005, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase.

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity.  It contains important information about the Contract that you should know before investing.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Contract and endorsements.  You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisers Fixed and Variable Annuity Contract, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated April 30, 2012 , by calling Jackson National Life Insurance Company of New York (“Jackson of NY®”) at (800) 599-5651 or by writing Jackson of NY at:  Jackson of NY Service Center, P.O. Box 3031 4 , Lansing, Michigan 48909-781 4 .  The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus.  The Table of Contents of the SAI appears at the end of this prospectus.  The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing one, as we reserve the right to prospectively restrict availability of the optional features.  Broker-dealers selling the Contracts may limit the availability of an optional feature.  Ask your representative about what optional features are or are not offered.  If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability.  In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

•	Individual single premium deferred annuity
•
2 guaranteed fixed account options that offer a minimum interest rate that is guaranteed by Jackson of NY (the “Guaranteed Fixed Account options”), as may be made available by us, or as may be otherwise limited by us

•	Guaranteed Minimum Withdrawal Benefit options
•	Investment Divisions which purchase shares of the following mutual funds – all Class A shares (the “Funds”):

JNL Series Trust

JNL/American Funds ® Balanced Allocation Fund	JNL/Franklin Templeton International Small Cap Growth Fund
JNL/American Funds Growth Allocation Fund	JNL/Franklin Templeton Mutual Shares Fund
JNL/American Funds Blue Chip Income and Growth Fund	JNL/Franklin Templeton Small Cap Value Fund
JNL/American Funds Global Bond Fund	JNL/Goldman Sachs Core Plus Bond
JNL/American Funds Global Small Capitalization Fund	JNL/Goldman Sachs Emerging Markets Debt Fund*
JNL/American Funds Growth-Income Fund	JNL/Goldman Sachs Mid Cap Value Fund
JNL/American Funds International Fund	JNL/Goldman Sachs U.S. Equity Flex Fund
JNL/American Funds New World Fund	JNL/Invesco Global Real Estate Fund
JNL Institutional Alt 20 Fund	JNL/Invesco International Growth Fund
JNL Institutional Alt 35 Fund	JNL/Invesco Large Cap Growth Fund
JNL Institutional Alt 50 Fund	JNL/Invesco Small Cap Growth Fund
JNL Institutional Alt 65 Fund*	JNL/Ivy Asset Strategy Fund
JNL/BlackRock Commodity Securities Fund	JNL/JPMorgan International Value Fund
JNL/BlackRock Global Allocation Fund	JNL/JPMorgan MidCap Growth Fund
JNL/Brookfield Global Infrastructure Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Capital Guardian Global Balanced Fund	JNL/Lazard Emerging Markets Fund*
JNL/Capital Guardian Global Diversified Research Fund	JNL/Lazard Mid Cap Equity Fund
JNL/DFA U.S. Core Equity Fund (formerly, JNL/Eagle Core Equity	JNL/M&G Global Basics Fund
Fund)	JNL/M&G Global Leaders Fund
JNL/Eagle SmallCap Equity Fund	JNL/Mellon Capital Management 10 x 10 Fund
JNL/Eastspring Investments Asia ex-Japan Fund(formerly,	JNL/Mellon Capital Management Index 5 Fund
JNL/PAM Asia ex-Japan Fund)	JNL/Mellon Capital Management Emerging Markets Index Fund
JNL/Eastspring Investments China-India Fund(formerly, JNL/PAM	JNL/Mellon Capital Management European 30 Fund
China-India Fund)	JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Franklin Templeton Global Growth Fund	JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Mellon Capital Management Small Cap Index Fund
JNL/Franklin Templeton Income Fund	JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Global Alpha Fund

JNL/Mellon Capital Management Dow Jones U.S. Contrarian	JNL/S&P 4 Fund
Opportunities Index Fund	JNL/S&P Managed Conservative Fund
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/S&P Managed Moderate Fund
JNL/Neuberger Berman Strategic Income Fund	JNL/S&P Managed Moderate Growth Fund
JNL/Oppenheimer Global Growth Fund	JNL/S&P Managed Growth Fund
JNL/PIMCO Real Return Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/PPM America Floating Rate Income Fund	JNL Disciplined Moderate Fund
JNL/PIMCO Total Return Bond Fund	JNL Disciplined Moderate Growth Fund
JNL/PPM America High Yield Bond Fund	JNL Disciplined Growth Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund	JNL Variable Fund LLC
JNL/PPM America Value Equity Fund	JNL/Mellon Capital Management Nasdaq® 25 Fund
JNL/Red Rocks Listed Private Equity Fund*	JNL/Mellon Capital Management Value Line® 30 Fund
JNL/T. Rowe Price Established Growth Fund	JNL/Mellon Capital Management DowSM Dividend Fund
JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/Mellon Capital Management S&P® 24 Fund
JNL/T. Rowe Price Short-Term Bond Fund	JNL/Mellon Capital Management S&P® SMid 60 Fund
JNL/T. Rowe Price Value Fund	JNL/Mellon Capital Management NYSE® International 25 Fund
JNL/UBS Large Cap Select Growth Fund (formerly, JNL/Capital	JNL/Mellon Capital Management 25 Fund
Guardian U.S. Growth Equity Fund)	JNL/Mellon Capital Management Select Small-Cap Fund
JNL/WMC Balanced Fund	JNL/Mellon Capital Management JNL 5 Fund
JNL/WMC Money Market Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/WMC Value Fund	JNL/Mellon Capital Management VIP Fund
JNL/S&P Competitive Advantage Fund	JNL/Mellon Capital Management Communications Sector Fund
JNL/S&P Dividend Income & Growth Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/S&P Intrinsic Value Fund	JNL/Mellon Capital Management Financial Sector Fund
JNL/S&P Total Yield Fund	JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

* Effective August 29, 2011 , the Investment Divisions of the Separate Account investing in the JNL Institutional Alt 65 Fund;   JNL/Goldman Sachs Emerging Markets Debt Fund;   JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Management Global Alpha Fund; and JNL/Red Rocks Listed Private Equity Fund stopped accepting allocations and/or transfers.  Please see “Investment Divisions” on page 15 for more information.

Underscored are the Funds that are newly available or recently underwent name changes.  The Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Funds are attached to this prospectus.

We offer other variable annuity products with different product features, benefits and charges.

The SEC has not approved or disapproved the Perspective Advisors Fixed and Variable Annuity or passed upon the adequacy of this prospectus.  It is a criminal offense to represent otherwise.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

TABLE OF CONTENTS
KEY FACTS	1
FEES AND EXPENSES TABLES	3
Owner Transaction Expenses	3
Periodic Expenses	3
Total Annual Fund Operating Expenses	7
EXAMPLE	12
CONDENSED FINANCIAL INFORMATION	13
THE ANNUITY CONTRACT	13
JACKSON OF NY	14
THE GUARANTEED FIXED ACCOUNT	14
THE SEPARATE ACCOUNT	14
INVESTMENT DIVISIONS	15
JNL Series Trust	16
JNL Variable Fund LLC	29
Voting Rights	31
Substitution	31
CONTRACT CHARGES	31
Mortality and Expense Risk Charge	31
Administration Charge	32
Annual Contract Maintenance Charge	32
Transfer Fee	32
Commutation Fee	32
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge	32
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	33
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	33
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	34
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge	34
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge	35
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	35
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	36
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	36
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	37
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	37
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	38
Other Expenses	38
Premium Taxes	39
Income Taxes	39
DISTRIBUTION OF CONTRACTS	39
PURCHASES	41
Minimum Premium	41
Allocations of Premium	41
Capital Protection Program	41
Accumulation Units	41
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	42
Restrictions on Transfers: Market Timing	42
TELEPHONE AND INTERNET TRANSACTIONS	43
The Basics	43
What You Can Do and How	43
What You Can Do and When	43
How to Cancel a Transaction	43
Our Procedures	43
ACCESS TO YOUR MONEY	44
Guaranteed Minimum Withdrawal Benefit Considerations	44
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	45
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	45
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	49
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	54
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	57
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	61
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	64
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	70
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	77
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	84
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	94
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	105
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	115
Systematic Withdrawal Program	124
Suspension of Withdrawals or Transfers	124
INCOME PAYMENTS (THE INCOME PHASE)	124
Income Payments from Investment Divisions	125
Income Options	125
DEATH BENEFIT	126
Death of Owner Before the Income Date	126
Special Spousal Continuation Option	127
Death of Owner On or After the Income Date	127
Death of Annuitant	127
TAXES	127
Contract Owner Taxation	127
Tax-Qualified and Non-Qualified Contracts	127
Non-Qualified Contracts – General Taxation	128
Non-Qualified Contracts – Aggregation of Contracts	128
Non-Qualified Contracts – Withdrawals and Income Payments	128
Non-Qualified Contracts – Required Distributions	128
Tax-Qualified Contracts – Withdrawals and Income Payments	128
Withdrawals – Tax-Sheltered Annuities	128
Withdrawals – Roth IRAs	128
Constructive Withdrawals – Investment Adviser Fees	129
Extension of Latest Income Date	129
Death Benefits	129
IRS Approval	129
Assignment	129
Diversification	129
Owner Control	129
Withholding	130
Jackson of NY Taxation	130
OTHER INFORMATION	130
Dollar Cost Averaging	130
Earnings Sweep	130
Rebalancing	130
Free Look	131
Advertising	131
Modification of the Contract	131
Confirmation of Transactions………………………………………………………………………………………………	131
Legal Proceedings	131
PRIVACY POLICY	132
Collection of Nonpublic Personal Information	132
Disclosure of Current and Former Customer Nonpublic Personal Information	132
Security to Protect the Confidentiality of Nonpublic Personal Information	132
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	133
APPENDIX A (Trademarks, Services Marks, and Related Disclosures)	A-1
APPENDIX B (GMWB Prospectus Examples)	B-1
APPENDIX C (Broker-Dealer Support)	C-1
APPENDIX D (Accumulation Unit Values)	D-1

KEY FACTS

Questions: If you have any questions about your Contract, you may contact us at:
Jackson of NY Service Center:	1 (800) 599-5651 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30313, Lansing, MI 48909-7813
Delivery Address:	1 Corporate Way, Lansing, MI 48951
Jackson of NY IMG Service Center:	1 (888) 464-7779 (8 a.m. - 8 p.m. ET)
(for Contracts purchased through a bank or another financial institution)
Mail Address:	P.O. Box 30313, Lansing, MI 48909-7813
Delivery Address:	1 Corporate Way, Lansing, MI 48951
Home Office:	2900 Westchester Avenue, Purchase, New York 10577

The Annuity Contract
The single premium fixed and variable annuity Contract offered by Jackson of NY provides a means for allocating on a tax-deferred basis for non-qualified Contracts to the Guaranteed Fixed Account of Jackson of NY, as may be made available by us, or as may be otherwise limited by us, and investment divisions (the “Investment Divisions”)(collectively, the “Allocation Options”).  There may be periods when we do not offer any Guaranteed Fixed Account options, or impose special transfer requirements on the Guaranteed Fixed Account options.  The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

Allocation Options	You can put money into any of the Allocation Options but you may allocate your Contract Value to no more than 18 Investment Divisions and the Guaranteed Fixed Account at any one time.
Expenses
The Contract has insurance features and investment features, and there are costs related to each.

Jackson of NY makes a deduction for its insurance charges that is equal to 1.50% of the daily value of the Contracts invested in the Investment Divisions.  This charge does not apply to the Guaranteed Fixed Account.  During the accumulation phase, Jackson of NY deducts a $30 annual contract maintenance charge from your Contract.

If you select any one of our GMWBs, Jackson deducts an additional charge, the maximum of which ranges from 0.51% to 1.86% of the Guaranteed Withdrawal Balance (GWB).  While the charge is deducted from your Contract Value, it is based on the GWB.  For more information, including how the GWB is calculated, please see “Contract Charges.”

There are also investment charges which are expected to range, on an annual basis, from 0.57% to 2. 30 % of the average daily value of a Fund, depending on the Fund.
Purchases
You can buy a Contract for $25,000 or more.  You cannot add subsequent premiums to your Contract.  We reserve the right to restrict availability or impose restrictions on the Guaranteed Fixed Account options.  We reserve the right to refuse any premium payment.  We expect to profit from certain charges assessed under the Contract (i.e., the mortality and expense risk charge).

Access to Your Money
During the accumulation phase, there are a number of ways to take money out of your Contract, generally subject to a charge or adjustment.  You may have to pay income tax and a tax penalty on any money you take out.

Income Payments	You may choose to receive regular income from your annuity. During the income phase, you have the same variable allocation options you had during the accumulation phase.
Death Benefit	If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit.
Free Look
You may return your Contract to the selling agent or to Jackson of NY within 20 days after receiving it.  Jackson of NY will return the Contract Value in the Investment Divisions plus any fees and expenses deducted from the premium prior to allocation to the Investment Divisions plus the full amount of premium you allocated to the Guaranteed Fixed Account, minus any withdrawals from the Guaranteed Fixed Account.  We will determine the Contract Value in the Investment Divisions as of the date the Contract is received by Jackson of NY or the date you return it to the selling agent.  Jackson of NY will return premium payments where required by law.

Taxes
Under the Internal Revenue Code you generally will not be taxed on the earnings on the money held in your Contract until you take money out (this is referred to as tax-deferral).  There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract.  The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options.

Owner Transaction Expenses 1

Withdrawal Charge	None

Commutation Fee:  Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

• (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

• (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

Transfer Charge 2 –
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge 3	$22.50

1	See “Contract Charges.”

2	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

3
When, at your request, we incur the expense of providing expedited delivery of your partial withdrawal or complete surrender, we will assess the following charges: $20 for wire service and $10 for overnight delivery ($22.50 for Saturday delivery).  Interest rate adjustments will not be charged on wire/overnight fees.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge		$30

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions		1.50%

Mortality And Expense Risk Charge	1.35%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract		1.50%

Optional Endorsements - The following Guaranteed Minimum Withdrawal Benefit (GMWB) optional endorsements are available under the Contract. You may select one from the grouping below.

7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 Plus ® ”) 4	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“SafeGuard Max ® ”) 5	0.81%
5% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 5SM”) 6	1.47%
6% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 6SM”) 7	1.62%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) 8	0.51%
5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AdvantageSM”) 9	1.50%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard Ascent SM “) 10	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard Ascent SM With Joint Option”) 11	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom ® GMWBSM”) 12	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom ® GMWB With Joint OptionSM”) 13	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6 ® GMWB”) 14	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6 ® GMWB With Joint Option”) 15	1.86%

4
The charge is monthly, currently 0.035% (0.42% annually) of the Guaranteed Withdrawal Balance (GWB), subject to a maximum annual charge of 0.75% as used in the Table.  The charge is deducted at the end of each Contract month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 45 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

5
The current charge is 0.0375% (0.45% annually) of the GWB, subject to a maximum annual charge of 0.81% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 49 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

6
The current charge is 0.055% (0.66% annually) of the GWB, subject to a maximum annual charge of 1.47% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 54 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

7
The current charge is 0.0725% (0.87% annually) of the GWB, subject to a maximum annual charge of 1.62% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 57 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

8
The current charge is 0.0175% (0.21% annually) of the GWB, subject to a maximum annual charge of 0.51% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 61 .

9
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups:  55-59, 60-64, and 65-69, which charge is payable monthly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below table has the maximum and current charges for all age groups.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

5% For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum	Current
Ages 45 – 49	1.02%÷12	0.57%÷12
50 – 54	1.17%÷12	0.72%÷12
55 – 59	1.50%÷12	0.96%÷12
60 – 64	1.50%÷12	0.96%÷12
65 – 69	1.50%÷12	0.96%÷12
70 – 74	0.90%÷12	0.57%÷12
75 – 80	0.66%÷12	0.42%÷12
Charge Basis	GWB
Charge Frequency	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 35 .  For more information about how the endorsement works, please see “5% For Life GMWB With Bonus and Annual Step-Up” beginning on page 64 .

10
The current charge is 0.08% (0.96% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 35 .  For more information about how the endorsement works, please see “For Life GMWB With Annual Step-Up” beginning on page 70 .

11
The current charge is 0.0975% (1.17% annually) of the GWB, subject to a maximum annual charge of 1.71% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 36 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 77 .

12
The current charge is 0.08% (0.96% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 36 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up “ beginning on page 84 .

13
The current charge is 0.105% (1.26% annually) of the GWB, subject to a maximum annual charge of 1.86% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual  endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 37 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up “ beginning on page 94 .

14
The current charge is 0.08% (0.96 annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 37 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 105 .

15
The current charge is 0.105% (1.26% annually) of the GWB, subject to a maximum annual charge of 1.86% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

The charge is deducted at the end of each Contract Month, or upon termination of the endorsement, from the Investment Divisions to which your Contract Value is allocated on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 38 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 115 .

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, distribution (12b-1) fees and other expenses.)

Minimum: 0.57%

Maximum: 2. 30%

More detail concerning each Fund's fees and expenses is below.  But please refer to the Funds' prospectuses for even more information on the Funds, including investment objectives, performance, and information about Jackson National Asset Management, LLC®, the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/American Funds ® Blue Chip Income and Growth	1.26% A	0.25% A	0.01% A	0.00%	1.52% A	0.45% B	1.07% A,B
JNL/American Funds Global Bond	1.38% A	0.25% A	0.03% A	0.00%	1.66% A	0.55% B	1.11% A,B
JNL/American Funds Global Small Capitalization	1.60% A	0.25% A	0.04% A	0.00%	1.89% A	0.60% B	1.29% A,B
JNL/American Funds Growth-Income	1.12% A	0.25% A	0.01% A	0.00%	1.38% A	0.40% B	0.98% A,B
JNL/American Funds International	1.49% A	0.25% A	0.04% A	0.00%	1.78% A	0.55% B	1.23% A,B
JNL/American Funds New World	1.93% A	0.25% A	0.05% A	0.00%	2.23% A	0.80% B	1.43% A,B
JNL/DFA U.S. Core Equity	0.72%	0.20%	0.01%	0.02%	0.95%	0.12% C	0.83%
JNL/Mellon Capital Management Global Alpha	1.15%	0.20%	0.00%	0.01%	1.36%	0.00% C	1.36%
JNL/T. Rowe Price Value	0.73%	0.20%	0.00%	0.00%	0.93%	0.01% C	0.92%
JNL/WMC Money Market	0.37%	0.20%	0.00%	0.00%	0.57%	0.34% D	0.23% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.18%	0.00%	0.01%	0.75%	0.94%
JNL Institutional Alt 35	0.17%	0.00%	0.00%	0.87%	1.04%
JNL Institutional Alt 50	0.17%	0.00%	0.00%	0.98%	1.15%
JNL Institutional Alt 65	0.18%	0.00%	0.00%	1.08%	1.26%
JNL/American Funds Balanced Allocation	0.45%	0.25%	0.01%	0.46%	1.17%
JNL/American Funds Growth Allocation	0.45%	0.25%	0.01%	0.50%	1.21%
JNL/BlackRock Commodity Securities	0.78%	0.20%	0.00%	0.03%	1.01%
JNL/BlackRock Global Allocation	0.90%	0.20%	0.01%	0.01%	1.12%
JNL/Brookfield Global Infrastructure	0.95%	0.20%	0.03%	0.02%	1.20%
JNL/Capital Guardian Global Balanced	0.80%	0.20%	0.01%	0.01%	1.02%
JNL/Capital Guardian Global Diversified Research	0.87%	0.20%	0.01%	0.00%	1.08%
JNL/Eagle SmallCap Equity	0.79%	0.20%	0.00%	0.00%	0.99%
JNL/Franklin Templeton Founding Strategy	0.05%	0.00%	0.00%	1.04%	1.09%
JNL/Franklin Templeton Global Growth	0.86%	0.20%	0.00%	0.01%	1.07%
JNL/Franklin Templeton Global Multisector Bond	0.90%	0.20%	0.02%	0.02%	1.14%
JNL/Franklin Templeton Income	0.74%	0.20%	0.01%	0.01%	0.96%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.20%	0.01%	0.01%	1.32%
JNL/Franklin Templeton Mutual Shares	0.84%	0.20%	0.02%	0.02%	1.08%
JNL/Franklin Templeton Small Cap Value	0.91%	0.20%	0.01%	0.01%	1.13%
JNL/Goldman Sachs Core Plus Bond	0.67%	0.20%	0.01%	0.04%	0.92%
JNL/Goldman Sachs Emerging Markets Debt	0.86%	0.20%	0.01%	0.03%	1.10%
JNL/Goldman Sachs Mid Cap Value	0.81%	0.20%	0.00%	0.01%	1.02%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.20%	0.88%	0.00%	2.03%
JNL/Invesco Global Real Estate	0.85%	0.20%	0.01%	0.00%	1.06%
JNL/Invesco International Growth	0.80%	0.20%	0.01%	0.01%	1.02%
JNL/Invesco Large Cap Growth	0.76%	0.20%	0.00%	0.01%	0.97%
JNL/Invesco Small Cap Growth	0.95%	0.20%	0.00%	0.01%	1.16%
JNL/Ivy Asset Strategy	1.02%	0.20%	0.00%	0.01%	1.23%
JNL/JPMorgan International Value	0.80%	0.20%	0.01%	0.00%	1.01%
JNL/JPMorgan MidCap Growth	0.79%	0.20%	0.00%	0.01%	1.00%
JNL/JPMorgan U.S. Government & Quality Bond	0.49%	0.20%	0.01%	0.01%	0.71%
JNL/Lazard Emerging Markets	1.02%	0.20%	0.00%	0.01%	1.23%
JNL/Lazard Mid Cap Equity	0.81%	0.20%	0.01%	0.01%	1.03%
JNL/M&G Global Basics	1.00%	0.20%	0.01%	0.01%	1.22%
JNL/M&G Global Leaders	1.00%	0.20%	0.03%	0.00%	1.23%
JNL/Mellon Capital Management Emerging Markets Index	0.55%	0.20%	0.09%	0.02%	0.86%
JNL/Mellon Capital Management European 30	0.57%	0.20%	0.01%	0.00%	0.78%
JNL/Mellon Capital Management Pacific Rim 30	0.56%	0.20%	0.01%	0.00%	0.77%
JNL/Mellon Capital Management S&P 500 Index	0.35%	0.20%	0.02%	0.00%	0.57%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.37%	0.20%	0.02%	0.00%	0.59%
JNL/Mellon Capital Management Small Cap Index	0.37%	0.20%	0.02%	0.00%	0.59%
JNL/Mellon Capital Management International Index	0.42%	0.20%	0.03%	0.00%	0.65%
JNL/Mellon Capital Management Bond Index	0.36%	0.20%	0.01%	0.00%	0.57%
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index	0.48%	0.20%	0.03%	0.00%	0. 71%
JNL/Mellon Capital Management Index 5	0.05%	0.00%	0.00%	0.59%	0.64%
JNL/Mellon Capital Management 10 x 10	0.05%	0.00%	0.00%	0.62%	0.67%
JNL/Morgan Stanley Mid Cap Growth	0.90%	0.20%	0.01%	0.00%	1.11%
JNL/Neuberger Berman Strategic Income	0.75%	0.20%	0.01%	0.00%	0.96%
JNL/Oppenheimer Global Growth	0.81%	0.20%	0.00%	0.00%	1.01%
JNL/Eastspring Investments Asia ex-Japan	1.05%	0.20%	0.03%	0.00%	1.28%
JNL/Eastspring Investments China-India	1.10%	0.20%	0.01%	0.00%	1.31%
JNL/PIMCO Real Return	0.59%	0.20%	0.02%	0.00%	0.81%
JNL/PIMCO Total Return Bond	0.60%	0.20%	0.00%	0.00%	0.80%
JNL/PPM America Floating Rate Income	0.80%	0.20%	0.00%	0.01%	1.01%
JNL/PPM America High Yield Bond	0.54%	0.20%	0.01%	0.01%	0.76%
JNL/PPM America Mid Cap Value	0.85%	0.20%	0.01%	0.00%	1.06%
JNL/PPM America Small Cap Value	0.85%	0.20%	0.01%	0.00%	1.06%
JNL/PPM America Value Equity	0.65%	0.20%	0.01%	0.00%	0.86%
JNL/Red Rocks Listed Private Equity	0.96%	0.20%	0.01%	1.13%	2.30%
JNL/T. Rowe Price Established Growth	0.67%	0.20%	0.00%	0.00%	0.87%
JNL/T. Rowe Price Mid-Cap Growth	0.80%	0.20%	0.01%	0.00%	1.01%
JNL/T. Rowe Price Short-Term Bond	0.51%	0.20%	0.01%	0.02%	0.74%
JNL/UBS Large Cap Select Growth	0.75%	0.20%	0.01%	0.01%	0.97%
JNL/WMC Balanced	0.54%	0.20%	0.00%	0.02%	0.76%
JNL/WMC Value	0.58%	0.20%	0.01%	0.00%	0.79%
JNL/S&P Managed Conservative	0.15%	0.00%	0.01%	0.85%	1.01%
JNL/S&P Managed Moderate	0.14%	0.00%	0.01%	0.89%	1.04%
JNL/S&P Managed Moderate Growth	0.14%	0.00%	0.00%	0.91%	1.05%
JNL/S&P Managed Growth	0.14%	0.00%	0.00%	0.95%	1.09%
JNL/S&P Managed Aggressive Growth	0.16%	0.00%	0.00%	0.97%	1.13%
JNL Disciplined Moderate	0.18%	0.00%	0.00%	0.69%	0.87%
JNL Disciplined Moderate Growth	0.18%	0.00%	0.00%	0.68%	0.86%
JNL Disciplined Growth	0.18%	0.00%	0.00%	0.67%	0.85%
JNL/S&P Competitive Advantage	0.50%	0.20%	0.00%	0.00%	0.70%
JNL/S&P Dividend Income & Growth	0.49%	0.20%	0.00%	0.00%	0.69%
JNL/S&P Intrinsic Value	0.50%	0.20%	0.00%	0.00%	0.70%
JNL/S&P Total Yield	0.50%	0.20%	0.00%	0.00%	0.70%
JNL/S&P 4	0.05%	0.00%	0.00%	0.70%	0.75%
JNL/Mellon Capital Management Nasdaq ® 25	0.45%	0.20%	0.04%	0.00%	0.69%
JNL/Mellon Capital Management Value Line ® 30	0.43%	0.20%	0.11%	0.00%	0.74%
JNL/Mellon Capital Management Dow SM Dividend	0.45%	0.20%	0.02%	0.00%	0.67%
JNL/Mellon Capital Management S&P ® 24	0.44%	0.20%	0.01%	0.00%	0.65%
JNL/Mellon Capital Management 25	0.44%	0.20%	0.00%	0.00%	0.64%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.20%	0.00%	0.00%	0.65%
JNL/Mellon Capital Management JNL 5	0.42%	0.20%	0.02%	0.00%	0.64%
JNL/Mellon Capital Management VIP	0.45%	0.20%	0.03%	0.00%	0.68%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.20%	0.04%	0.00%	0.68%
JNL/Mellon Capital Management S&P ® SMid 60	0.44%	0.20%	0.01%	0.00%	0.65%
JNL/Mellon Capital Management NYSE ® International 25	0.52%	0.20%	0.05%	0.00%	0.77%
JNL/Mellon Capital Management Communications Sector	0.48%	0.20%	0.03%	0.00%	0.71%
JNL/Mellon Capital Management Consumer Brands Sector	0.48%	0.20%	0.02%	0.00%	0.70%
JNL/Mellon Capital Management Financial Sector	0.46%	0.20%	0.02%	0.00%	0.68%
JNL/Mellon Capital Management Healthcare Sector	0.45%	0.20%	0.03%	0.00%	0.68%
JNL/Mellon Capital Management Oil & Gas Sector	0.43%	0.20%	0.03%	0.00%	0.66%
JNL/Mellon Capital Management Technology Sector	0.44%	0.20%	0.03%	0.00%	0.67%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.41%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.42%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.28%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.53%.

JNL/American Funds New World Fund: Management Fee: 0.73%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.78%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts.  These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and Fixed Account.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% annual return on assets each year whether you surrender or maintain the Contract since there is no withdrawal charge.

The following example includes maximum Fund fees and expenses and the cost if you select the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 593	$1, 762	$2, 909	$5, 682

If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 593	$1, 762	$2, 909	$5, 682

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 593	$1, 762	$2, 909	$5, 682

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information, which can be found in the Statement of Additional Information.  The value of an Accumulation Unit is determined on the basis of changes in the per share value of an underlying Fund and Separate Account charges for the base Contract and the various combinations of optional endorsements.  The financial statements of the Separate Account and Jackson of NY can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson of NY that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts.  Jackson of NY's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

THE ANNUITY CONTRACT

The fixed and variable annuity Contract offered by Jackson of NY is a Contract between you, the Owner, and Jackson of NY, an insurance company.  The Contract provides a means for allocating on a tax-deferred basis to the Guaranteed Fixed Account, as may be made available by us, or as may be otherwise limited by us, and the Investment Divisions.  The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The Contract, like all deferred annuity Contracts, has two phases:  (1) the accumulation phase, and (2) the income phase.  Withdrawals under a non-qualified Contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.  Income payments under either a non-qualified Contract or a tax-qualified Contract will be taxable except to the extent that they represent a partial repayment of the investment in the Contract.

The Contract offers Guaranteed Fixed Account options, as may be made available by us, or as may be otherwise limited by us.  The Guaranteed Fixed Account options each offer a minimum interest rate that is guaranteed by Jackson of NY for the duration of the Guaranteed Fixed Account period.  While your money is in a Guaranteed Fixed Account, the interest your money earns and your principal are guaranteed by Jackson of NY.  The value of a Guaranteed Fixed Account may be reduced if you make a withdrawal prior to the end of the Guaranteed Fixed Account period, but will never be less than the premium payments accumulated at 3% per year.  If you choose to have your annuity payments come from the Guaranteed Fixed Account, your payments will remain level throughout the entire income phase.

The Contract also offers Investment Divisions.  The Investment Divisions are designed to offer the potential for a higher return than the Guaranteed Fixed Account.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you put money in the Investment Divisions, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The Owner (or the joint Owner) can exercise all the rights under the Contract.  You can assign the Contract at any time before the Income Date but Jackson of NY will not be bound until it receives written notice of the assignment (there is an assignment form).  An assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact the Jackson of NY Service Center for help and more information.

The Contract is a single premium fixed and variable deferred annuity Contract.  This prospectus provides a description of the materials rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.

JACKSON OF NY

Jackson of NY is a stock life insurance company organized under the laws of the state of New York in July 1995.  Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577.  Jackson of NY is admitted to conduct life insurance and annuity business in the states of Delaware, New York and Michigan.  Jackson of NY is ultimately a wholly owned subsidiary of Prudential plc (London, England).   Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc., and Eastspring Investments (Singapore) Limited, each a sub-adviser; and Jackson National Asset Management, LLC, the Funds’ investment adviser and administrator.

Jackson of NY issues and administers the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Contract Owner and the number and type of Contracts issued to each Owner, and records with respect to the value of each Contract.

Jackson of NY is working to provide documentation electronically.  When this program is available, Jackson of NY will, as permitted, forward documentation electronically.  Please contact Jackson of NY's Annuity Service Center for more information.

THE GUARANTEED FIXED ACCOUNT

If you select a Guaranteed Fixed Account option, your money will be placed with Jackson of NY's other assets.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum withdrawal benefits.  The Guaranteed Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Guaranteed Fixed Account options.  Disclosures regarding the Guaranteed Fixed Account options, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Your Contract contains a more complete description of the available Guaranteed Fixed Account options, as supplemented by our administrative requirements relating to transfers.  Both the availability of the Guaranteed Fixed Account options, and transfers into and out of the Guaranteed Fixed Account, may be subject to contractual and administrative requirements.  For more information, please see the application, check with the Jackson of NY registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE SEPARATE ACCOUNT

The JNLNY Separate Account II was established by Jackson of NY on November 10, 1998, pursuant to the provisions of New York law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to Jackson of NY and the obligations under the Contracts are obligations of Jackson of NY.  However, the Contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson of NY may conduct.  All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other Contracts Jackson of NY may issue.

The Separate Account is divided into Investment Divisions.  Jackson of NY does not guarantee the investment performance of the Separate Account or the Investment Divisions.

INVESTMENT DIVISIONS

You may allocate your Contract Value to no more than 18 Allocation Options, which includes the Guaranteed Fixed Account, at any one time.  Each Investment Division purchases the shares of one underlying fund (mutual fund portfolio) that has its own investment objective.  The Investment Divisions are designed to offer the potential for a higher return than the Guaranteed Fixed Account options.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds.  Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds.  You should read the prospectus for the JNL Series Trust for more information.

JNL/American Funds ® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Institutional Alt 65
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital Management 10 x 10
JNL/Mellon Capital Management Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

Important information regarding the Investment Divisions investing in the JNL Institutional Alt 65 Fund;   JNL/Goldman Sachs Emerging Markets Debt Fund;   JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Management Global Alpha Fund; and JNL/Red Rocks Listed Private Equity Fund   (collectively, the “Divisions”):   Effective August 29, 2011,   the Divisions stopped accepting any additional allocations or transfers.   If as of August 29, 2011 you had an automatic program, such   as   Dollar Cost Averaging, Earnings Sweep and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to invest in the Divisions based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue an allocation to the Division. The Divisions are not available for any new or revised allocation instructions under any automatic program.   If you make a subsequent Premium payment and still have future allocation instructions on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract Value in the JNL/WMC Money Market Investment Division to any other available Investment Division.  Amounts invested in any of the Divisions as of August 29, 2011 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions, you will not be able to transfer back in.

The names of the Funds that are available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds ® Balanced Allocation Fund
Jackson National Asset Management, LLC

Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series ® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC

Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series ® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Blue Chip Income and Growth Fund SM (“Master Blue Chip Income and Growth Fund” or “Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks , over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Global Bond Fund SM (“Master Global Bond Fund” or “Master Fund”). The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. The Master Fund invests primarily in debt securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Master Fund may also invest a portion of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSRO s or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser).  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Global Small Capitalization Fund SM (“Master Global Small Capitalization Fund” or “Master Fund”). The Master Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Growth-Income Fund SM (“Master Growth-Income Fund” or “Master Fund”). The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. T he Master Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – International Fund SM (“Master International Fund” or “Master Fund”). The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – New World Fund SM (“Master New World Fund” or “Master Fund”). The Master Fund is designed for investors seeking capital appreciation over time.   The Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations.   Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/BlackRock Commodity Securities Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% to 75% of its assets in the “Natural Resources Strategy,” and 25% to 50% of its assets in the “Commodity Strategy.”  The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodity Strategy” will focus on investments in commodity securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments, of issuers located around the world.  Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Fund may invest in securities of any market capitalization.  The Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns.

JNL/Brookfield Global Infrastructure Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc. and sub-sub-adviser: AMP Capital Brookfield (US) LLC)

Seeks   total return through growth of capital and current income by investing at least 80% of its net assets in securities of publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.  Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes and strategies (approximately 80%), and non-traditional asset classes and strategies (approximately 20%).  Traditional asset class investments of the Underlying Funds include, but are not limited to, international and U.S. equity, bonds, large-cap, mid-cap, small cap and money market instruments.  Non-traditional asset class investments of the Underlying Funds include, but are not limited to, managed futures, global real estate, emerging market equity and debt, and listed private equity instruments.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes and strategies (approximately 65%), and non-traditional asset classes and strategies (approximately 35%).  Traditional asset class investments of the Underlying Funds include, but are not limited to, international and U.S. equity, bonds, large-cap, mid-cap, small cap and money market instruments.  Non-traditional asset class investments of the Underlying Funds include, but are not limited to, managed futures, global real estate, emerging market equity and debt, and listed private equity instruments.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes and strategies (approximately 50%), and non-traditional asset classes and strategies (approximately 50%).  Traditional asset class investments of the Underlying Funds include, but are not limited to, international and U.S. equity, bonds, large-cap, mid-cap, small cap and money market instruments.  Non-traditional asset class investments of the Underlying Funds include, but are not limited to, managed futures, global real estate, emerging market equity and debt, and listed private equity instruments.

JNL Institutional Alt 65 Fund   (Please Note:  The Investment Division investing in the JNL Institutional Alt 65 Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes and strategies (approximately 35%), and non-traditional asset classes and strategies (approximately 65%).  Traditional asset class investments of the Underlying Funds include, but are not limited to, international and U.S. equity, bonds, large-cap, mid-cap, small cap and money market instruments.  Non-traditional asset class investments of the Underlying Funds include, but are not limited to, managed futures, global real estate, emerging market equity and debt, and listed private equity instruments.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equit y securit ies and 25% to 45% of the Fund’s assets to fixed-income securities .   The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase. The Fund may also invest in equity securities of developing country (emerging market) issuers.

JNL/ DFA U.S. Core Equity Fund   (formerly, JNL/Eagle Core Equity Fund)
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP )

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will fluctuate with market movements.  Additionally, the range by which the Fund’s percentage allocation to the securities of the largest U.S. growth companies is reduced as compared to the U.S. universe will change from time to time.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing , under normal circumstances , at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000®   Index . The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Eastspring Investments Asia ex-Japan Fund (formerly, JNL/PAM Asia ex-Japan Fund)
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return and capital appreciation by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.

JNL/Eastspring Investments China-India Fund (formerly, JNL/PAM China-India Fund)
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making allocations (approximately 33 1/3%) of its assets and cash flows among Class A shares of the following three Underlying Funds: 1) JNL/Franklin Templeton Income Fund; 2) JNL/Franklin Templeton Global Growth Fund; and 3) JNL/Franklin Templeton Mutual Shares Fund.  These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing , under normal markets conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains by investing, under normal market conditions, primarily in fixed and floating rate debt securities and debt obligations issued by governments, government-related issuers, or corporate issuers worldwide (collectively, “fixed-income securities”) which may result in high portfolio turnover.  Fixed-income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.  Investments in debt securities may include, but are not limited to, debt securities of any maturity of governments and government agencies throughout the world (including the U.S.), their agencies and instrumentalities and supranational organizations, municipal and local/provincial debt, debt securities of corporations, commercial paper, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities.  Certain instruments in which the Fund invests may be illiquid or thinly-traded securities. The Fund also regularly enters into currency-related transactions in both developed and emerging markets, in an attempt to generate total return and manage risk, including risk from differences in global short-term interest rates.  The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation.

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing , under normal market conditions, in a diversified portfolio of debt and equity securities.   The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.  In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing , under normal market conditions, at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index.  The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income by investing, under normal market conditions, primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.  To a lesser extent, the Fund also invests in merger arbitrage securities and distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest.  However as a general rule, the Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion, with a portion or a significant amount in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.   The Sub-Adviser deems small capitalization companies are companies with market capitalizations (the market value of a company’s outstanding stock) under $3.5 billion at the time of purchase.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.   The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market (including non-investment grade securities), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.  The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

JNL/Goldman Sachs Emerging Markets Debt Fund   (Please Note:  The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation by investing, under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt of issuers economically tied to emerging countries , denominated in the local currency of such emerging countries ; (ii) sovereign and corporate debt of issuers economically tied to emerging countries denominated in U.S. dollars ; and (iii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.   Such sovereign and corporate debt issuers include:

•	governments or any of their agencies, political subdivisions, or instrumentalities;
•	those with a class of securities whose primary trading market is in an emerging country or region;
•	those organized under the laws of, or having a principal office in, an emerging country;
•	those deriving at least 50% of their revenues from goods produced, sales made or services provided in one or more emerging countries;
•	those maintaining at least 50% of their assets in one or more emerging countries;
•	those offering a security included in an index representative of a particular emerging country or region;
•	or those whose securities are exposed to the economic fortunes and risks of a particular emerging country or region.

Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.   If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index. The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.   These companies include real estate investment trusts or other real estate operating companies. The Fund may also invest in the following other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds and American Depositary Receipts.  These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. )

Seeks long-term growth of capital by primarily investing in equity securities of issuers that are considered by the Fund’s portfolio managers to have a strong earnings growth.  The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.  The Fund will normally invest in the securities of companies located in at least three countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. )

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.   The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 ® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as synthetic instruments.  Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. )

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.   The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 ® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as synthetic and derivative instruments.  Synthetic and derivative instruments are investments that have economic characteristics similar to the Fund’s direct investments.  Synthetic and derivative instruments in which the Fund may invest may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Fund’s portfolio.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world , as well as investments in precious metals and investment with exposure to various foreign currencies.  The Fund may invest up to 100% of its total assets in foreign securities .

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.   The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.   Market capitalization is the total market value of a company’s shares.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.   The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund   (Please Note:  The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy). The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management 10 x 10 Fund
Jackson National Asset Management, LLC

Seeks to achieve its objective by investing in Class A shares of the following Underlying Funds:
➢	50% in the JNL/Mellon Capital Management JNL 5 Fund;
➢	10% in the JNL/Mellon Capital Management S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Management Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital Management International Index Fund; and
➢	10% in the JNL/Mellon Capital Management Bond Index Fund.

JNL/Mellon Capital Management Index 5 Fund
Jackson National Asset Management, LLC

Seeks to achieve its objective by investing in Class A shares of the following Underlying Funds:
➢	20% in the JNL/Mellon Capital Management S&P 500 Index Fund;
➢	20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
➢	20% in the JNL/Mellon Capital Management Small Cap Index Fund;
➢	20% in the JNL/Mellon Capital Management International Index Fund; and
➢	20% in the JNL/Mellon Capital Management Bond Index Fund.

JNL/Mellon Capital Management Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks   to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries by investing, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts, Global Depositary receipts and European Depositary receipts.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund is invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 I ndex and sampling from the remaining securities in order to provide long-term growth of capital .

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth .

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund (Please Note:  The Investment Division investing in the JNL/Mellon Capital Management Global Alpha Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Dow Jones U.S. Contrarian Opportunities Index.  The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals-based and other qualitative criteria.

JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)

Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid cap companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap ® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)

Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.   However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to provide a high level of current income, by investing under normal circumstances at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products (including, commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations which are debt securities typically issued by special purpose vehicles and secured by loans), money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.   Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in such derivative or other synthetic instruments that have economic characteristics similar to the floating rate investments may be used for the purpose of satisfying the 80% minimum investment requirement.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing , under normal circumstances , at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments.   Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement.   T he Fund may also invest in securities of foreign issuers.   To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase.   The market capitalization range of the Index will vary with market conditions over time.   If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing , primarily , in a diversified portfolio of equity securities of domestic companies .   Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase .   The market capitalization range of the Index will vary with market conditions over time.   At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund   (Please Note:  The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.  The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets  in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies.  The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.  Income is a secondary objective.

JNL/UBS Large Cap Select Growth Fund   (formerly, JNL/Capital Guardian U.S. Growth Equity Fund)
Jackson National Asset Management, LLC (and UBS Global Asset Management (Americas) Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.   The Fund may invest up to 15% of its assets in foreign equity and fixed income securities.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities .

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies .  Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion).   The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.   In selecting companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC, companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.   It is expected that the strategy will tend to select mid- and small-capitalization stocks of the S&P 500.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on each Stock Selection Date:

➢	25% in JNL/S&P Competitive Advantage Fund;
➢	25% in JNL/S&P Dividend Income & Growth Fund;
➢	25% in JNL/S&P Intrinsic Value Fund; and
➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, JNL Variable Fund LLC, and JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC

Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 15% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Variable Fund LLC

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.   The #1 Timeliness TM top ranking given to only 100 stocks reflects Value Line’s view of their probable price performance during the next six months relative to the other stocks ranked by Value Line ® .

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.   The sub-adviser may also purchase American Depositary Receipts or the foreign stock.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing , under normal circumstances, at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Funds' investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers.  The Funds described are available only through variable annuity contracts issued by Jackson of NY.  They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

Depending on market conditions, you can make or lose money in any of the Investment Divisions that invest in the Funds.  You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional Funds and Investment Divisions may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-599-5651 (NY Annuity and Life Service Center) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing P.O. Box 30313, Lansing, Michigan 48909-7813 or by visiting www.jackson.com.

Voting Rights. To the extent required by law, Jackson of NY will obtain from you and other Owners of the Contracts instructions as to how to vote when the Funds solicit proxies in conjunction with a vote of shareholders.  When Jackson of NY receives instructions, we will vote all the shares Jackson of NY owns in proportion to those instructions.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. Jackson of NY may be required or determine in its sole discretion to substitute a different mutual Fund for the one in which the Investment Division is currently invested.  This will be done with any required approval of the SEC and the New York Insurance Department.  Jackson of NY will give you notice of such transactions.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract.  These charges may be a lesser amount where required by state law or as described below, but will not be increased.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day as part of our calculation of the value of the Accumulation Units and annuity units, Jackson of NY makes a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge equals 1.35% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Guaranteed Fixed Account.

The Mortality and Expense Risk Charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  The mortality risks that Jackson of NY assumes arise from our obligations under the Contracts:

•	to make income payments for the life of the Annuitant during the income phase; and
•	to provide a standard death benefit prior to the Income Date.

The expense risk that Jackson of NY assumes is the risk that our actual cost of administering the Contracts and the Investment Divisions will exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the guaranteed fixed account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Annual Contract Maintenance Charge. During the accumulation phase, Jackson of NY deducts a $30 annual contract maintenance charge on the Contract Anniversary of the Issue Date.  If you make a complete withdrawal from your Contract, the full annual contract maintenance charge will also be deducted.  This charge is for administrative expenses.  The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is deducted proportionally from Contract Value based on your allocations to the Investment Divisions and the Guaranteed Fixed Account.

Currently, Jackson of NY will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.  Jackson of NY may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 15 in a Contract Year.  Jackson of NY may waive the transfer fee in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. If you select the 7% Guaranteed Minimum Withdrawal Benefit, you will pay 0.035% of the GWB each Contract month (0.42% annually), which we will waive at the end of a Contract month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 45 .

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up – subject to a maximum charge of 0.75% annually.  The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting the charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 45 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, you pay the charge, currently 0.0375% of the GWB each Contract Month (0.45% annually).  We will waive the charge at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 49 .

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, the charge is prorated for the period since the last monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.81% annually.

The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 49 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up you will pay 0.055% of the GWB each Contract month (0.66% annually), which we will waive at the end of a Contract month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 54 .  We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract month (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract month (0.21% annually).  We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up that you request (not on Step-Ups that are automatic) – subject to a maximum charge of 1.47% annually.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 54 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up you will pay 0.0725% of the GWB each Contract month (0.87% annually), which we will waive at the end of a Contract month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 57 .  We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract month (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract month (0.30% annually).  We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up that you request (not on Step-Ups that are automatic) – subject to a maximum charge of 1.62% annually.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 57 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge.  If you select the 5% GMWB without Step-Up, you will pay 0.0175% of the GWB each Contract month (0.21% annually), which we will waive at the end of a Contract month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 61 .

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract month (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract month (0.12% annually).  We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, or, subject to a maximum charge of 0.51% annually.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 61 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 64 .  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages 45 – 49	1.02% ÷ 12	0.57% ÷ 12
50 – 54	1.17% ÷ 12	0.72% ÷ 12
55 – 59	1.50% ÷ 12	0.96% ÷ 12
60 – 64	1.50% ÷ 12	0.96% ÷ 12
65 – 69	1.50% ÷ 12	0.96% ÷ 12
70 – 74	0.90% ÷ 12	0.57% ÷ 12
75 – 80	0.66% ÷ 12	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Monthly

You pay the applicable annual percentage of the GWB each month.  But the charge is waived at the end of a Contract month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a Step-Up (not on Step-Ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 64 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 64 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.08% of the GWB each Contract month (0.96% annually), which we will waive at the end of a Contract month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 70 .

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up that you request (not on Step-Ups that are automatic) – subject to a maximum charge of 1.50% annually.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 70 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 70 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.0975% of the GWB each Contract month (1.17% annually), which we will waive at the end of a Contract month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 77 .

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling Accumulation Units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of each Contract month (monthly anniversary) after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up that you request (not on Step-Ups that are automatic) – subject to a maximum charge of 1.71% annually.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 77 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 77 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up, you will pay 0.08% of the GWB each Contract Month (0.96% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” beginning on page 84 .  We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last monthly charge.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum charge of 1.50% annually.  We may also change the charge when there is a Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 84 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 84 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge.  If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up, you will pay 0.105% of the GWB each Contract Month (1.26% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” beginning on page 94 .  We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last monthly charge.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum charge of 1.86% annually.  We may also change the charge when there is a Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 94 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 94 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up, you will pay 0.08% of the GWB each Contract Month (0.96% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 105 .  We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last monthly charge.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the annual charge of 1.50% annually.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 112 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 105 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up, you will pay 0.105% of the GWB each Contract Month (1.26% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 115 .  We deduct the charge from your Contract Value pro rata over each applicable Investment Division by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last monthly charge.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.86% annually.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 122 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 115 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Other Expenses. Jackson of NY pays the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges.  There are deductions from and expenses paid out of the assets of the Fund.  These expenses are described in the attached prospectus for the JNL Series Trust and the JNL Variable Fund LLC.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes.  Jackson of NY is responsible for the payment of these taxes and may make a deduction from the value of the Contract for them.  Currently, the deduction would be 2% of a premium payment, but we are not required to pay premium taxes.

Income Taxes. Jackson of NY reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson of NY during the valuation period which are determined by Jackson of NY to be attributable to the operation of the Separate Account, or to a particular Investment Division.  No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC ( “ JNLD ” or “Distributor” ), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson®”), Jackson of NY's parent.   JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales and generally range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences , sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.     Individual registered representatives may receive differing levels of sales and service support.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 201 1 from the Distributor in relation to the sale of our variable insurance products:

Commonwealth Financial Network
ING Financial Partners Inc
INVEST Financial Corporation
Investment Centers of America
Lincoln Financial Advisors
LPL Financial Corporation
Merrill Lynch
MML Investors Services Inc
Morgan Keegan
National Planning Corporation
NEXT Financial Group, Inc.
Raymond James
RBC Capital Markets Corp
Securities America
Signator Investors, Inc
SII Investments
Stifel Nicolaus & Company
UBS Financial Services Inc
Wells Fargo Advisors
Woodbury Financial Services Inc

Please see Appendix C for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2011 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission.  You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus.  Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,

●	SII Investments, Inc.,

●	IFC Holdings, Inc. d/b/a Invest Financial Corporation,

●	Investment Centers of America, Inc., and

●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson of NY and Jackson, its parent.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson of NY or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

PURCHASES

Minimum Premium:

The Contract is a single premium Contract, which means that you cannot add additional premiums to this Contract after the first premium payment.  The minimum premium must be at least $25,000.

The maximum premium we accept without our prior approval is $1 million.

There is a $100 minimum balance requirement for each Guaranteed Fixed Account and Investment Division.  We reserve the right to restrict availability or impose restrictions on the Guaranteed Fixed Account options.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

Allocations of Premium. When you purchase a Contract, Jackson of NY will allocate your premiums to one or more of the Guaranteed Fixed Account and Investment Divisions.  Your allocations must be in whole percentages ranging from 0% to 100%.  The minimum that you may allocate to a Guaranteed Fixed Account or Investment Division is $100.

You may not allocate your Contract Value to more than 18 Investment Divisions and the Guaranteed Fixed Account at any one time.

Jackson of NY will issue your Contract and allocate your first premium within two business days (days when the New York Stock Exchange is open) after we receive your first premium and all information required by us for the purchase of a Contract.  If we do not receive all of the required information, we will contact you to get the necessary information.  If for some reason Jackson of NY is unable to complete this process within five business days, we will return your money.

The Jackson of NY business day closes when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program. Jackson of NY offers a Capital Protection program that a Contract Owner may request at issue.  Under this program, Jackson of NY will allocate part of the premium to the Guaranteed Fixed Account you select so that such part, based on that Guaranteed Fixed Account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1 or 3 years, the total premium paid.  The rest of the premium will be allocated to the Investment Divisions based on your allocation.  If any part of the Fixed Account Value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.  This program is available only if the Guaranteed Fixed Account options are available.  You should consult your Jackson of NY representative with respect to the current availability of Guaranteed Fixed Account options, their limitations, and the availability of the Capital Protection program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Thus, as this example demonstrates, the shorter guarantee periods require allocation of substantially all your premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the guarantee period.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions.  In order to keep track of the value of your Contract during the accumulation phase, Jackson of NY uses a unit of measure called an “Accumulation Unit.”  During the income phase we use a measure called an “Annuity Unit.”

Every business day Jackson of NY determines the value of an Accumulation Unit for each of the Investment Divisions by:

1.	determining the total amount of assets held in the particular Investment Division;

2.	subtracting any asset-based charges and taxes chargeable under the Contract ; and

3.	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in the computation.

The value of an Accumulation Unit may go up or down from day to day.  The base Contract has a different accumulation unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that accumulation unit value.

When you make a premium payment, Jackson of NY credits your Contract with Accumulation Units.  The number of Accumulation Units credited is determined at the close of Jackson of NY's business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between the Guaranteed Fixed Account and an Investment Division must occur prior to the Income Date.  Transfers from the Guaranteed Fixed Account will be subject to any applicable interest rate adjustment.  There may be periods when we do not offer the Guaranteed Fixed Account, or when we impose special transfer requirements on the Guaranteed Fixed Account.  If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then current interest rate for the applicable Guaranteed Fixed Account option.  You can make 15 transfers every Contract Year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund.  Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

●	limiting the number of transfers over a period of time;

●	requiring a minimum time period between each transfer;

●	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

●	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Guaranteed Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, Jackson of NY's Internet website, subject to Jackson of NY's right to terminate electronic or telephone transfer privileges, as described above.  Jackson of NY's Customer Service representatives are available during business hours to provide you with information about your account.  Jackson of NY requires that you provide proper identification before performing transactions over the telephone or through Jackson of NY's Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization you provide to Jackson of NY in an application, at Jackson of NY's website, or through other means will authorize Jackson of NY to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify Jackson of NY to the contrary.  To notify Jackson of NY, please call us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit Value for an Investment Division.

Transfer instructions you send electronically are considered to be received by Jackson of NY at the time and date stated on the electronic acknowledgement Jackson of NY returns to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  Jackson of NY will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone the Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Services Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Jackson of NY's procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Jackson of NY's procedures include requesting identifying information and tape-recording telephone communications, and other specific details.  Jackson of NY and Jackson of NY's affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if Jackson of NY fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, Jackson of NY may be held liable for such losses.

Jackson of NY does not guarantee access to telephonic and electronic information or that Jackson of NY will be able to accept transaction instructions via the telephone or electronic means at all times.  Jackson of NY also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and Jackson of NY will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

●	by making either a partial or complete withdrawal,

●	by electing the systematic withdrawal program,

●	by electing a Guaranteed Minimum Withdrawal Benefit, or

●	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the Contract as of the end of the business day your withdrawal request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge and charges under any optional endorsement.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the Guaranteed Fixed Account or Investment Division from which you are making the withdrawal.  After your withdrawal, at least $100 must remain in the Guaranteed Fixed Account or Investment Division from which the withdrawal was taken.  A withdrawal request that would reduce the remaining Contract value to less than $100 will be treated as a request for a complete withdrawal.

Your withdrawal request must be in writing.  Jackson of NY will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse the money.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing with an original signature, of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contract information is on the cover page of this prospectus.  We neither endorse any investment advisers nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “TAXES” beginning on page 127 .

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The Step-Up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a Step-Up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a Step-Up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Annual Step-Up is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsection s beginning on page 76, 93, and 114 .)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB with Bonus and Annual Step-Up has a higher charge than the For Life GMWB with Bonus and Annual Step-Up without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The Income Date is either a date that you choose or the Latest Income Date.  The Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.  To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation.  After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.  Please also see “Extension of Latest Income Date” beginning on page 129 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix B that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement.  Once selected, the 7% GMWB cannot be canceled.  If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB.  The 7% GMWB may also be selected within 30 days before any Contract Anniversary.  If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added.  The GWB can never be more than $5 million (including upon “Step-Up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 7% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%.  However, withdrawals are not cumulative.  If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year.  If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●      the Contract Value after the partial withdrawal; or
●      the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●      the GAWA prior to the partial withdrawal; or
●      the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●      the GAWA prior to the partial withdrawal, or
●      the GWB after the partial withdrawal, or
●      7% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix B).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts, the 7% GMWB allows for withdrawals greater than the GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 7% GMWB, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up.  In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Your spouse may elect to “Step-Up” on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “Step-Up” is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent “Step-Up” must follow the “Step-Up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination.  The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB.  The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

●	The Owner's (or any joint Owner's) death;
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.   In certain circumstances, we may permit the elimination of a joint Owner in the event of a divorce.   Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the lesser of:
current Contract Year, exceeds the greater of the GAWA	●	Contract Value after the withdrawal; Or
or RMD, as applicable –	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, no death benefit is payable.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  Your spouse may elect to Step-Up on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The first date both the GWB and the Contract Value equals zero; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix B that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.  If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added.  The GWB can never be more than $5 million (including upon “Step-Up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix B).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before Step-Up, and GAWA becomes the greater of 5% of the new GWB or GAWA before Step-Up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between Step-Ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  In addition, the GWB can never be more than $5 million with a Step-Up.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “Step-Up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix B that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

 For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.  If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added.  The GWB can never be more than $5 million (including upon “Step-Up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 6% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%.  However, withdrawals are not cumulative.  If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year.  If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	6% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix B).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before Step-Up, and GAWA becomes the greater of 6% of the new GWB or GAWA before Step-Up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between Step-Ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  In addition, the GWB can never be more than $5 million with a Step-Up.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “Step-Up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up.  The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix B that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB without Step-Up cannot be canceled.  If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 5% GMWB without Step-Up may be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added.  The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal; or
●	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix B).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up.  The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up  (“LifeGuard Advantage”). The following description of this GMWB is supplemented by the examples in Appendix B, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.   In certain circumstances, we may permit the elimination of a joint Owner in the event of a divorce.   Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater	The GWB is recalculated, equaling the greater of:
of the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and in Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the lesser of:
current Contract Year, exceeds the greater of the GAWA or RMD,	●	Contract Value after the withdrawal; Or
as applicable –	●	The greater of the GWB before the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;

●	The date of complete withdrawal of Contract Value (full surrender of the Contract);

●      Conversion of this GMWB (if conversion is permitted);

●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix B, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to June 4, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to June 4, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”).  The following description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.   In certain circumstances, we may permit the elimination of a joint Owner in the event of a divorce.   Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater	●	The GWB before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current	The GWB is recalculated, equaling the lesser of:
Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon Step-Ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;

●	The date of complete withdrawal of Contract Value (full surrender of the Contract);

●      Conversion of this GMWB (if conversion is permitted);

●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value.
Anniversary–
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date (see Example 1 in Appendix B).  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater	The GWB is recalculated, equaling the greater of:
of the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current	The GWB is recalculated, equaling the lesser of:
Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon Step-Ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 77 regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;

●	The date of complete withdrawal of Contract Value (full surrender of the Contract);

●      Conversion of this GMWB (if conversion is permitted);

●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If this GMWB was added to your Contract on or after October 6, 2008, but before January 12, 2009, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 63.  If the Owner (or oldest Owner) was 63 years old or older on the endorsement's effective date, then the For Life Guarantee became effective when this GMWB was added to the Contract.

The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.   In certain circumstances, we may permit the elimination of a joint Owner in the event of a divorce.   Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater of the	●	The GWB before the withdrawal less the withdrawal; Or
GAWA or RMD, as applicable –	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix B for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, is less than or equal to the greater of	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, a s applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix B, particularly example 8. The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix B for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The following description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

If this GMWB is added to your Contract on or after January 12, 2009, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If this GMWB was added to your Contract on or after October 6, 2008, but before January 12, 2009, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 62.  If the youngest Covered Life was 62 years old or older on the endorsement's effective date, then the For Life Guarantee became effective when this GMWB was added to the Contract.

If this GMWB was added to your Contract before October 6, 2008, the For Life Guarantee became effective when this GMWB was added to the Contract.

The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater	The GWB is recalculated, equaling the greater of:
of the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.   Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

    • The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

    • The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 76th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix B for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, is less than or equal to the greater of the GAWA or RMD,	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
as applicable –	●	Zero.

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, exceeds t he greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 95 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse it not a Covered Life, the GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5% of the Bonus Base (defined below)(7% of the Bonus Base if the youngest Covered Life is 59 or older when this GMWB is added to the Contract) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix B, particularly example 8. The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% of the Bonus Base (7% of the Bonus Base if the youngest Covered Life is 59 or older when this GMWB is added to the Contract), which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.  (If this GMWB was added to the Contract before October 6, 2008, the bonus equals 7% of the Bonus Base for all ages.)

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●
The GWB is recalculated, increasing by 5% (7% if the youngest Covered Life is 59 or older when this GMWB is added to the Contract) of the Bonus Base.  (If this GMWB was added to the Contract before October 6, 2008, the GWB increases by 7% for all ages.)

●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix B for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”). The following description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.   In certain circumstances, we may permit the elimination of a joint Owner in the event of a divorce.   Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA.  The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater of	●	The GWB before the withdrawal less the withdrawal; Or
the GAWA or RMD, as applicable –	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.    The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges or adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.   If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday,

Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix B for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix B, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix B for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix B, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix B and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA.   The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix B supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix B).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current	The GWB is recalculated, equaling the greater of:
Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges or adjustments.  Any withdrawals from Contract Value allocated to a Guaranteed Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 127 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 3 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 2 and 201 3 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 2 and $8 in each of the two halves of calendar year 201 3 , then at the time the withdrawal in the first half of calendar year 201 3 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 3 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 2 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 2 RMD) until March 30, 201 3 , he may still take the 201 3 RMD before the next Contract Year begins, June 30, 201 3 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 3 RMD) after June 30, 201 3 , he should wait until the next Contract Year begins (that is after June 30, 201 4 ) to take his third RMD (the 201 4 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix B, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 76th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix B.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix B for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix B to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 115 regarding the required ownership and beneficiary structure under both qualified and non- qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 127 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 44 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix B, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix B for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix B illustrates the consequences of a withdrawal preceding a Step-Up.  There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on money you receive.  In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.  You may also be subject to an interest rate adjustment.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension of Withdrawals or Transfers. Jackson of NY may be required to suspend or delay withdrawals or transfers from an Investment Division when:

a)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

b)	under applicable SEC rules, trading on the New York Stock Exchange is restricted;

c)	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

d)	the SEC, by order, may permit for the protection of Contract Owners.

Jackson of NY has reserved the right to defer payment for a withdrawal or transfer from the Guaranteed Fixed Account for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us.  The Income Date is the day those payments begin.  Once income payments begin, the Contract cannot be returned to the accumulation phase.  You can choose the Income Date and an income option.  All of the Contract Value must be annuitized.  The income options are described below.

If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least 7 days before the Income Date.  You must give us written notice at least 7 days before the scheduled Income Date.  Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation.  However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday.  Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose whether payments will come from the Guaranteed Fixed Account, the Investment Divisions or both.  Unless you tell us otherwise, your income payments will be based on the guaranteed fixed and variable options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually.  However, if you have less than $2,000 to apply toward an income option and state law permits, Jackson of NY may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $20 and state law permits, Jackson of NY may set the frequency of payments so that the first payment would be at least $20.

Income Payments from Investment Divisions. If you choose to have any portion of your income payments come from the Investment Division(s), the dollar amount of your payment will depend upon three things:

1.	the value of your Contract in the Investment Division(s) on the Income Date;

2.	the 4.5% assumed investment rate used in the annuity table for the Contract; and

3.	the performance of the Investment Divisions you selected.

Jackson of NY calculates the dollar amount of the first income payment that you receive from the Investment Divisions.  We then use that amount to determine the number of annuity units that you hold in each Investment Division.  The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an Investment Division by the annuity unit value for that Investment Division.

The number of annuity units that you hold in each Investment Division does not change unless you reallocate your Contract Value among the Investment Divisions.  The annuity unit value of each Investment Division will vary based on the investment performance of the Fund.  If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal.  If the actual investment performance exceeds the assumed rate, your income payments will increase.  Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

Income Options. The Annuitant is the person whose life we look to when we make income payments.  The following income options are available:

Option 1 - Life Income.  This income option provides monthly payments for the Annuitant's life.  No further payments are payable after your death.

Option 2 - Joint and Survivor Annuity.  This income option provides monthly payments for the Annuitant's life and for the life of another person.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.
Option 3 - Life Annuity With 120 or 240 Monthly Fixed Periods.  This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - Other income options may be made available by Jackson of NY.

No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation which includes, but is not limited to, proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary).  The difference between the account value and the guaranteed minimum death benefit will be put into your account as of the date we receive completed claim forms and proof of death from the Beneficiary of record and will be allocated among investment options according to future allocations on file for your account as of that date.  Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Lansing, Michigan Annuity Service Center.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered before selecting a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.  See the individual GMWB subsections earlier in this prospectus under “ACCESS TO YOUR MONEY” for information about how the GMWB endorsements work.

Death of Owner Before the Income Date. If you or any joint Owner dies before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit.  If you have a joint Owner, the death benefit will be paid when the first joint Owner dies, unless the joint Owner is the deceased Owner's spouse who elects to continue the Contract.  The surviving joint Owner will be treated as the Beneficiary.  Any other Beneficiary designated will be treated as a contingent Beneficiary.  Jackson of NY may limit permissible joint Owners to spouses.

The death benefit is the greater of:

1.	the Contract Value at the end of the business day when we receive proof of death and a payment election at our Annuity Service Center, or

2.	the total premiums paid prior to the death of the Owner, minus any withdrawals, charges, fees and premium taxes incurred, or

3.
the greatest anniversary value until the Owner's 81st birthday.  The anniversary value is defined as the Contract Value on the first day of each Contract Year, less any withdrawals since that anniversary.

The death benefit can be paid under one of the following death benefit options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary.

Under these income options, the Beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the death benefit in a single sum, the Beneficiary must elect an income option within the 60-day period beginning with the date Jackson of NY receives proof of death and payments must begin within one year of the date of death.  If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, Jackson of NY will pay the death benefit within 7 days.  If the Beneficiary is your spouse, he/she can continue the Contract in his/her own name at the then current Contract Value.

As Owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the Income Date.  If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time.  Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive complete forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate certain optional benefits you might have elected.  The Contract, and its optional benefits, remains the same.  Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

A GMWB, however, will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the individual GMWB subsections earlier in this prospectus under “Access To Your Money.”

If you have elected the Preselected Death Benefit Option, the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.

Death of Owner On or After the Income Date. If you or a joint Owner die on or after the Income Date, and the Owner is not an Annuitant, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the Beneficiary becomes the Owner.  If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary.  Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.  A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules.  If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant.  However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining payments will be as provided for in the income option selected.  Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase the Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a tax-qualified contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase the Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified Contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either as a withdrawal, including withdrawals under any GMWB you may elect, or as an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Also loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a nonqualified Contract is generally treated as a non-taxable return of premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after you have received all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:  (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid to your Beneficiary after you die; (3) paid if the recipient becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or a period not exceeding life expectancy of the recipient or of the recipient and a Beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.  For 2013, these levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if an Owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the Owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated Beneficiary” is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary and such distributions begin within one year of that Owner's death.  The Owner's “designated Beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner's “designated Beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes minimum distribution requirements for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an Owner:  (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) experiences hardship.  However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuity, known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or for a spouse, child, grandchild, or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:  (i) there was a written agreement providing for payments of the fees solely from the annuity Contract, (ii) the Contract Owner had no liability for the fees and (iii) the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date.  If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the account value each year from the inception of the Contract or the entire increase in the account value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract are taxable to the Beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval. The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of a Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of a Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  Jackson of NY believes that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson of NY regarding the availability of a particular investment option and other than the Contract Owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 100 Investment Divisions and at least one Guaranteed Fixed Account option, although a Contract Owner's Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson of NY does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld.  Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or
(c)	a hardship withdrawal .

JACKSON OF NY TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and the other Guaranteed Fixed Account options from the one-year Guaranteed Fixed Account or any of the other Investment Divisions.  If the Guaranteed Fixed Account options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions.  This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase.  The more volatile Investment Divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.  Certain restrictions may apply.  Dollar Cost Averaging and Rebalancing are mutually exclusive, you cannot select both.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one-year Guaranteed Fixed Account option, if currently available, and the JNL/WMC Money Market Fund).  There is no charge for Earnings Sweep.

Rebalancing. You can arrange to have Jackson of NY automatically reallocate your Contract Value among Investment Divisions and the one-year Guaranteed Fixed Account (if currently available) periodically to maintain your selected allocation percentages.  Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.  Dollar Cost Averaging and Rebalancing are mutually exclusive, and you cannot select both.

Jackson of NY does not currently charge for participation in this program.  We may do so in the future.

Free Look. You may return your Contract to the selling agent or to Jackson of NY within 20 days after receiving it.  Jackson of NY will return the Contract Value in the Investment Divisions plus any fees and expenses deducted from the premium prior to allocation to the Investment Divisions plus the full amount of premium you allocated to the Guaranteed Fixed Account, minus any withdrawals from the Guaranteed Fixed Account (if available).  We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract or the date you return it to the selling agent.  Jackson of NY will return premium payments where required by law.

Advertising. From time to time, Jackson of NY may advertise several types of performance for the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period.  Performance will reflect the deduction of the insurance charges and may reflect the deduction of the annual contract maintenance charge.  The deduction of the annual contract maintenance charge would reduce the percentage increase or make greater any percentage decrease.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson of NY may approve a change to or waive a provision of the Contract.  Any change or waiver must be in writing.  Jackson of NY may change the terms of the Contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson of NY.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a premium payment, withdrawal, or transfer has been completed.  This confirmation statement will provide details about the transaction.  Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions.  If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments.  If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings.

Jackson National Life Insurance Company ( Jackson of NY's parent ) and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson of NY’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

PRIVACY POLICY

Collection of Nonpublic Personal Information. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us;

•	Information we receive from a consumer reporting agency;

•	Information we obtain from others in the process of verifying information you provide us; and

•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information. We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications.  Our agreements with these third party mailers require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies, and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information. We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic, and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

Questions. If you have questions about your Contract, you may call or write to us at:

Jackson of NY Service Center:	1 (800) 599-5651 (8 a.m. to 8:00 p.m. ET)
P.O. Box 3031 4 , Lansing, Michigan 48909-781 4

Jackson of NY IMG Service Center:	1 (888) 464-7779 (8 a.m. to 8:00 p.m. ET)
(for Contracts purchased through a bank or other financial institution)	P.O. Box 3031 4 , Lansing, Michigan 48909-781 4

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

Condensed Financial Informatio n

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factors
Financial Statements of the Separate Account
Financial Statements of Jackson of NY

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National® , ” “Jackson® , ” “Jackson of NY ® ” and Jackson National Life Insurance Company of New York ® ”   are trademarks or service marks of Jackson National Life Insurance Company ® .

The “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM” , “The DowSM” , “the Dow 10SM” and the “Dow Jones U.S. Contrarian Opportunities Index SM ” are products of Dow Jones Indexes, the marketing name of and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use.  “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM” , “The DowSM” , “the Dow 10SM” , the “Dow Jones U.S. Contrarian Opportunities Index SM ” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®(“Jackson”).  The JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Technology Sector Fund , and the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund based on the Dow Jones U.S. Contrarian Opportunities Index SM   (“Funds”) are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates.  Dow Jones, CME and their respective affiliates make no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of Dow Jones, CME or any of their respective affiliates to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM” , “The DowSM” , “the Dow 10SM”, and the “Dow Jones U.S. Contrarian Opportunities Index SM ” which is determined, composed and calculated by CME without regard to Jackson or the Funds.  Dow Jones and CME have no obligation to take the needs of Jackson or the owners of the Funds into consideration in determining, composing or calculating the Funds.  Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds.   Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund currently being issued by Jackson National Life Insurance Company, but which may be similar to and competitive with the JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones U.S. Contrarian Opportunities Index SM .  It is possible that this trading activity will affect the value of the Dow Jones U.S. Contrarian Opportunities Index SM and JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund.

Dow Jones, CME and their respective affiliates do not:
●	Sponsor, endorse, sell or promote the Funds.
●	Recommend that any person invest in the Funds.
●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
●	Have any responsibility or liability for the administration, management or marketing of the Funds.
●	Consider the needs of the Funds in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the Funds. Specifically,
●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
	●	The results to be obtained by the Funds or any other person in connection with the use of the DJIA and the data included in the DJIA;
	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the Funds and not for any other third parties.
DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES®”, “DOW JONES INDUSTRIAL AVERAGESM”, “DJIASM” “DOW JONES SELECT DIVIDEND INDEXSM” , “THE DOWSM” , “THE DOW 10SM” , “DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX SM ” and “DOW JONES INDEXES” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES®”, “DOW JONES INDUSTRIAL AVERAGESM”, “DJIASM” “DOW JONES SELECT DIVIDEND INDEXSM” , “THE DOWSM” , “THE DOW 10SM” ,    “DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX SM ” and “DOW JONES INDEXES” OR ANY DATA INCLUDED THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES®”, “DOW JONES INDUSTRIAL AVERAGESM”, “DJIASM” “DOW JONES SELECT DIVIDEND INDEXSM” , “THE DOWSM” , “THE DOW 10SM” , “DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX SM ” and “DOW JONES INDEXES” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND JACKSON, OTHER THAN THE LICENSORS OF CME.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:
• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “STANDARD & POOR’S 500®,” “S&P 500® Index,” “S&P MIDCAP400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® 10 Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties that uses an S&P Indices Index as a benchmark or measure of performance, bears the “ S&P ” or “Standard & Poor’s” mark and/or seeks to provide an investment return based on any S&P Indices Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in the Funds or other such fund or vehicle.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P Indices typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P and its affiliates .

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND .

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND , OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND , OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, and all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%.  The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus.  If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $105,000 at the time the GMWB is elected or converted:
♦
Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

-
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your initial GWB adjustment is set equal to 200% times your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined.  Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:
♦	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).
♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:
♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
-	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision:
-
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB adjustment value before the additional Premium payment is $200,000, then the GWB adjustment is increased by 200% of the additional premium payment.  The resulting GWB adjustment is $200,000 + $100,000 = $300,000.

-
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your GWB adjustment value before the additional Premium payment is $200,000, then the GWB adjustment is increased by 100% of the additional premium payment.  The resulting GWB adjustment is $200,000 + $50,000 = $250,000.

Example 4: Upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB).  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement contains a varying benefit percentage and allows for re-determination of your GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

Example 6: Upon step-up, your GWB and GAWA are re-determined.  (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).
•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed that your initial Premium is $100,000.  Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%.  In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:
♦
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.  If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.
♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions.  (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of the final withdrawal would be less than your GAWA (and equal to your remaining GWB).  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.  This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If your endorsement contains an annual step-up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.
♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the first withdrawal (if not previously determined).
-
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined.  (This example only applies if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your bonus base is not recalculated upon the application of the bonus to your GWB.
♦
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
If your endorsement is effective prior to 12/03/2007, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life’s 65th birthday if your endorsement is a For Life GMWB with Joint Option).  If your endorsement is effective on or after 12/03/2007 and before 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 60th birthday.  If your endorsement is effective on or after 03/31/2008 and before 10/06/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2.  If your endorsement is effective on or after 10/06/2008 and before 01/12/2009, your reset date is the Contract Anniversary on or immediately following your 63rd birthday (or the youngest Covered Life’s 62nd birthday if your endorsement is a For Life GMWB with Joint Option).  If your endorsement is effective on or after 01/12/2009, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the youngest Covered Life’s 59 1/2 birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life's attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:
♦
If your endorsement is effective prior to 12/03/2007 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.  If your endorsement is effective on or after 10/06/2008 and before 01/12/2009 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life 62nd birthday.  If your endorsement is effective on or after 01/12/2009 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date the youngest Covered Life attains age 59 1/2.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.
♦	If your endorsement contains a varying benefit percentage, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the Guaranteed Withdrawal Balance adjustment, your GWB is re-determined.  (This example only applies if your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision.)

▪	Example 11a: If on the GWB Adjustment Date, your GWB is $160,000, your GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB adjustment ($160,000) or 2) the GWB adjustment ($200,000).

▪	Example 11b: If on the GWB Adjustment Date, your GWB is $210,000, your GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB adjustment ($210,000) or 2) the GWB adjustment ($200,000).

▪	Notes:
♦	The GWB adjustment provision is terminated on the GWB Adjustment Date after the GWB adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your bonus base since the bonus base is not impacted by the GWB adjustment.
♦	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.

APPENDIX C

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2011 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Cape Securities	Essex Financial Services Inc	Harbor Financial Services
Advisory Group Equity Services	Capital Analysts Inc	Essex National Securities Inc	Harbour Investment Inc
Allegiant Securities	Capital Financial Services	Fifth Third Securities	Harger & Company
Allen & Company	Capital Guardian LLC	Financial Advisers Of America	Harrison Douglas Inc
Allied Beacon Partners Inc	Capital Investment Group	Financial Network Investment	Harvest Capital LLC
American Equity Investment Corp	Capstone Financial Group	Financial Planning Consultants	Hazard & Siegel Inc
American Independent Securities Group, LLC	CCO Investment Services	Financial Security Management	HBW Securities
American Investors Company	Centaurus Financial Inc	Financial Telesis Inc	Hornor Townsend & Kent Inc
American Portfolios Financial Services, Inc.	Centennial Securities Company	Financial West Investment Group	Horwitz & Associates
Ameritas Investment Corp	Center Street Securities	Fintegra, LLC	HRC Investment Services Inc
Arque Capital Ltd	CFD Investments, Inc.	First Allied Securities, Inc	HSBC Securities
Arvest Asset Management	Client One Securities LLC	First Citizens Investor Services	Huntleigh Securities Corp.
Askar Corp	Coastal Equities	First Financial Equity	IBN Financial Services
Associated Investment Services	Commonwealth Financial Network	First Heartland Capital Inc	IMS Securities
Ausdal Financial Partners Inc	Community Investment Services	First Southeast Investor	Independence Capital Co
AXA Advisors LLC	Comprehensive Asset Management and	First Tennessee Brokerage Direct	Independent Financial Group
B B Graham & Co Inc	Servicing, Inc.	Foothill Securities, Inc	Infinex Investments Inc
B C Ziegler and Company	Concorde Investment Services	Founders Financial Securities	Infinity Financial Services
Bancwest Investment Services, Inc.	Coordinated Capital Securities	FSC Securities Corporation	ING Financial Partners Inc
Bankers & Investors Co	Crowell, Weedon & Co	FSP Investments LLC	Institutional Securities Corp
BB&T Investment Services Inc	Crown Capital Securities LP	Fulcrum Securities Inc	International Assets Advisory
BCG Securities	CUNA Brokerage Services, Inc.	G. W. Sherwold Associates Inc.	INVEST Financial Corporation
Benjamin F Edwards & Co Inc	CUSO Financial Services	GA Repple & Company	Investacorp, Inc.
Berthel Fisher & Co Financial Services	D A Davidson	Gary Goldberg and Co Inc	Investment Centers of America
BFT Financial Group	D H Hill Securities LLP	Geneos Wealth Management Inc	Investment Professionals Inc
BOSC Inc	Dalton Strategic Investment	Genworth Financial Securities Corporation	Investors Capital Corporation
BPU Investment Management Inc	Davenport & Company	GF Investment Services	J P Turner & Co LLC
Bristol Financial Services Inc	David A Noyes & Company	Girard Securities, Inc.	J W Cole Financial Inc.
Broker Dealer Financial	Despain Financial Corporation	Gradient Securities	Janney Montgomery Scott LLC
Brokers International Financial Services	DeWaay Financial Network, LLC	Great American Investors Inc	JHS Capital Advisors
Brookstone Securities	DFPG Investments	GWN Securities Inc	JJB Hilliard WL Lyons Inc
Cadaret, Grant & Company	Eagle One Investments LLC	H Beck Inc	John James Investments Inc
Calton & Associates Inc	Edward Jones	H D Vest Investment Securities	JRL Capital Corporation
Cambridge Investment Research	Ensemble Financial Services	Hancock Investment Services	Kalos Capital Inc
Cantella & Co, Inc	Equity Services Inc	Hantz Financial Services	KCD Financial

Kenai Investments Inc	National Planning Corporation	Royal Securities	Tower Square Securities
Key Investment Services	National Securities Corp	Sagepoint Financial	Transamerica Financial Advisors, Inc
KMS Financial Services Inc	Nations Financial Group	Sammons Securities Company, LLC	Triad Advisors, Inc.
Koehler Financial LLC	Nationwide Planning Associates	Saxony Securities Inc	Tricor Financial, LLC
Kovack Securities, Inc	Navy Federal Brokerage Services	Scott & Stringfellow Inc	Triune Capital Advisors
KW Securities Corp	NBC Securities Inc	Secure Planning Inc	Trustmont Financial Group
Labrunerie Financial Inc	New England Securities	Securian Financial Services	U.S. Bancorp Investments, Inc.
Landolt Securities Inc	Newbridge Securities Corp	Securities America	UBS Financial Services Inc
Lasalle St Securities LLC	Newport Coast Securities	Securities Service Network	Umpqua Investments Inc
Legend Equities Corp	NEXT Financial Group, Inc.	Sicor Securities Inc	Unionbanc Investment Services
Leigh Baldwin & Co LLC Inc	NFP Securities Inc	Sigma Financial Corporation	United Global Securities Inc
Leonard & Company	Northeast Securities Inc	Signator Investors, Inc	United Planners Financial Services Of
Liberty Partners Financial	Northridge Securities Corp	SII Investments	America
LifeMark Securities Corp	NPB Financial Group	Silver Oak Securities	USA Financial Securities Corp
Lincoln Financial Advisors	OneAmerica Securities	SMH Capital Inc	UVEST
Lincoln Financial Securities	Oppenheimer & Co	Sorrento Pacific Financial	Valic Financial Advisors Inc
Lincoln Investment Planning	Pacific West	Southeast Investments	Valley National Investments
Longevity Capital LLC	Packerland Brokerage Services	Southwest Securities Financial Services	ValMark Securities Inc
Lowell & Company Inc	Park Avenue Securities	St Bernard Financial Services	Vanderbilt Securities LLC Inc
LPL Financial Corporation	People's Securities Inc	Stephens Inc	Veritrust Financial LLC
Lucia Securities LLC	PFA Security Asset Management	Sterne Agee & Leach Group Inc	VSR Financial Services, Inc.
M & T Securities	PlanMember Securities	Sterne Agee Financial Services	W R Taylor & Co
M. Griffith Investment Services	Presidential Brokerage Inc	Stifel Nicolaus & Company	Waddell & Reed, Inc
M&I Financial Advisors, Inc	Prime Capital Services Inc	Strategic Financial Alliance	Wall Street Financial Group
Madison Ave Securities	Prime Vest Financial Services	Summit Brokerage Services Inc	Walnut Street Securities
McNally Financial Services Corp	Private Client Services LLC	Summit Equities Inc	Wayne Hummer Investments LLC
Mercer Allied	Pro Equities, Inc	Sunbelt Securities	WBB Securities
Meridian United	Prospera Financial Services Inc	Sunset Financial Services, Inc	Wells Fargo Advisors
Merrill Lynch	Purshe Kaplan Sterling	SWBC Investment Services LLC	WesBanco Securities
Merrimac Corp Securities	QA3 Financial Corporation	SWS Financial Service, Inc.	Wescom Financial Services
Metlife Securities	Quest Securities	Symetra Investment Services	Western Equity Group
Mid Atlantic Capital Corp	Questar Capital Corporation	Synergy Investment Group	Western International Securities Inc
MidAmerica Financial Services	Raymond James	T S Phillips Investments	WFG Investments Inc
MML Investors Services Inc	RBC Capital Markets Corp	TFS Securities	Whitehall-Parker Securities
Money Concepts Capital Corp	Regal Securities Inc	The Huntington Investment	Woodbury Financial Services Inc
Morgan Keegan	Resource Horizons Group	Company	Workman Securities
Morgan Stanley Smith Barney	Ridgeway & Conger Inc	The Investment Center Inc	World Equity Group, Inc.
Multi-Financial Securities Corp	River Stone Wealth Management	The Leaders Group	World Group Securities Inc
Multiple Financial Services	RNR Securities LLC	The O.N. Equity Sales Company	WRP Investments Inc
Mutual of Omaha Investor Services	Robert W Baird & Co Inc	Thrivent Investment Management	Wunderlich Securities
Mutual Securities Inc	Rogan and Associates	Thurston, Springer, Miller, Herd & Titak, Inc
Mutual Trust Company	Royal Alliance Associates Inc	Torrey Pines Securities

APPENDIX D

ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit Values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated – for each of a base Contract (with no optional endorsements) and for each Contract with the most expensive combination of optional endorsements (through the end of the most recent period).   The tables do not provide partial year information.  The tables provide accumulation unit values and the number of accumulation units outstanding only if that information is available throughout the period.  Where accumulation unit values and the number of accumulation units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

This information derives from the financial statements of the Separate Account, which together constitute the Separate Account's condensed financial information.  Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.  Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Set forth below are fund changes and additions since the December 12, 2011 Supplement to the May 1, 2011 Prospectus, for your information in reviewing Accumulation Unit information.

Effective April 30, 2012, the following Investment Divisions changed (whether or not in connection with a sub-adviser change):

JNL/Capital Guardian U.S. Growth Equity Fund to JNL/UBS Large Cap Select Growth Fund;
JNL/Eagle Core Equity Fund to JNL/DFA U.S. Core Equity Fund;
JNL/PAM Asia ex-Japan Fund to JNL/Eastspring Investments Asia ex-Japan Fund; and
JNL/PAM China-India Fund to JNL/Eastspring Investments China-India Fund.

Effective April 30, 2012, the Separate Account has the following new Investment Divisions, for which no Accumulation Unit information is yet available:

JNL/American Funds Balanced Allocation Fund;
JNL/American Funds Growth Allocation Fund;
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund;
JNL/Morgan Stanley Mid Cap Growth Fund; and
JNL/Neuberger Berman Strategic Income Fund.

Accumulation Unit Values
Base Contract - 1.50%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.62	$7.77	$6.29	$10.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$8.62	$7.77	$6.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$9.76	$8.92	$7.63	$10.55	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$9.76	$8.92	$7.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.12	$8.18	$6.76	$10.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.91	$9.12	$8.18	$6.76	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.02	$12.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.46	$14.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.75	$13.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.98	$14.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.19	$13.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.27	$15.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division
Accumulation unit value:
Beginning of period	$15.77	$13.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.69	$15.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	116	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$11.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Commodity Securities Division
Accumulation unit value:
Beginning of period	$11.25	$9.72	$6.58	$13.70	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.27	$11.25	$9.72	$6.58	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	169	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.54	$11.67	$9.68	$13.68	$12.88	$11.80	$10.88	N/A	N/A	N/A
End of period	$11.76	$12.54	$11.67	$9.68	$13.70	$12.88	$11.80	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$11.34	$10.30	$7.57	$13.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.67	$11.34	$10.30	$7.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	79	84	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	$6.37	$5.74	$4.32	$7.31	$6.86	$6.66	$6.46	$5.87	$4.40	$6.36
End of period	$6.32	$6.37	$5.74	$4.32	$7.42	$6.86	$6.66	$6.46	$5.87	$4.40
Accumulation units outstanding at the end of period	-	-	-	-	921	921	922	923	1,628	1,630

JNL/Eagle Core Equity Division
Accumulation unit value:
Beginning of period	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94	$10.75	N/A	N/A	N/A
End of period	$10.23	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,675	2,675	2,675	2,677	2,678	2,688	3,340	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$16.28	$12.19	$9.13	$15.02	$13.60	$11.50	$11.38	N/A	N/A	N/A
End of period	$15.67	$16.28	$12.19	$9.13	$15.02	$13.60	$11.50	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	428	428	428	428	428	441	N/A	N/A	N/A

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$8.72	$8.02	$6.26	$9.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.48	$8.72	$8.02	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$7.89	$7.48	$5.80	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.30	$7.89	$7.48	$5.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$10.96	$9.88	$7.55	$10.87	$10.87	N/A	N/A	N/A	N/A	N/A
End of period	$11.07	$10.96	$9.88	$7.55	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	233	246	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$7.99	$6.73	$4.48	$9.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.74	$7.99	$6.73	$4.48	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.28	$7.54	$6.04	$9.87	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.11	$8.28	$7.54	$6.04	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	3,955	3,955	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.78	$8.63	$6.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.33	$10.78	$8.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	293	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$14.06	$13.26	$11.79	$12.62	$11.97	$11.61	$11.48	$10.90	N/A	N/A
End of period	$14.71	$14.06	$13.26	$11.79	$12.62	$11.97	$11.61	$11.48	N/A	N/A
Accumulation units outstanding at the end of period	-	5,993	6,775	6,776	6,602	6,602	10,719	2,712	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$13.36	$11.68	$9.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.55	$13.36	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	100	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$11.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.65	$8.08	$6.57	$10.56	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.61	$8.65	$8.08	$6.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$9.91	$8.58	$6.57	$10.38	$12.40	N/A	N/A	N/A	N/A	N/A
End of period	$9.15	$9.91	$8.58	$6.57	$10.38	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	647	621	608	608	603	N/A	N/A	N/A	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$11.30	$10.21	$7.57	$13.00	$12.02	$9.96	$9.13	$7.97	$6.29	$8.04
End of period	$10.36	$11.30	$10.21	$7.57	$13.00	$12.02	$9.96	$9.13	$7.97	$6.29
Accumulation units outstanding at the end of period	909	909	909	909	4,188	4,188	4,188	4,188	4,713	4,714

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$13.70	$11.84	$9.67	$15.75	$13.81	$13.00	$12.31	$11.36	N/A	N/A
End of period	$12.59	$13.70	$11.84	$9.67	$15.75	$13.81	$13.00	$12.31	N/A	N/A
Accumulation units outstanding at the end of period	1,689	1,689	1,689	1,690	1,690	2,145	2,115	2,083	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$14.06	$11.31	$8.52	$14.10	$13.08	$11.60	$10.86	$10.31	$7.56	N/A
End of period	$13.67	$14.06	$11.31	$8.52	$14.35	$13.08	$11.60	$10.86	$10.31	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	-	-	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.22	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.22	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	118	208	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$14.88	$14.04	$10.95	$20.02	$18.15	$13.96	$11.95	$9.90	$7.21	N/A
End of period	$12.77	$14.88	$14.04	$10.95	$20.02	$18.15	$13.96	$11.95	$9.90	N/A
Accumulation units outstanding at the end of period	2,956	3,801	3,644	3,653	3,530	3,651	2,424	1,443	399	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$13.57	$10.96	$7.79	$14.03	$13.38	$12.12	$11.59	N/A	N/A	N/A
End of period	$12.58	$13.57	$10.96	$7.79	$14.23	$13.38	$12.12	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$12.60	$11.92	$11.67	$11.21	$10.61	$10.43	$10.34	N/A	N/A	N/A
End of period	$13.64	$12.60	$11.92	$11.67	$11.12	$10.61	$10.43	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	1,627	-	-	-	-	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$14.13	$11.76	$6.95	$14.02	$10.88	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	$14.13	$11.76	$6.95	$14.13	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Lazard Mid Cap Equity Division
Accumulation unit value:
Beginning of period	$17.92	$14.78	$10.75	$17.87	$18.63	$16.51	$15.40	$12.53	$9.87	$11.66
End of period	$16.66	$17.92	$14.78	$10.75	$17.87	$18.63	$16.51	$15.40	$12.53	$9.87
Accumulation units outstanding at the end of period	1,333	2,104	2,104	2,105	2,105	2,105	7,367	6,196	607	607

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$14.73	$12.15	$8.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.79	$14.73	$12.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Leaders Division
Accumulation unit value:
Beginning of period	$12.57	$11.27	$8.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.94	$12.57	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management (MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	$8.68	$7.57	$6.17	$9.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$8.68	$7.57	$6.17	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division
Accumulation unit value:
Beginning of period	$11.65	$9.63	$6.39	$9.86	$10.46	N/A	N/A	N/A	N/A	N/A
End of period	$12.50	$11.65	$9.63	$6.39	$10.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division
Accumulation unit value:
Beginning of period	$12.25	$11.75	$11.28	$11.11	$10.53	$10.32	$10.28	N/A	N/A	N/A
End of period	$12.94	$12.25	$11.75	$11.28	$11.04	$10.53	$10.32	N/A	N/A	N/A
Accumulation units outstanding at the end of period	710	778	-	-	319	362	410	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Communications Sector Division
Accumulation unit value:
Beginning of period	$15.13	$12.53	$10.13	$16.77	$16.58	$12.36	$12.38	$10.68	N/A	N/A
End of period	$14.43	$15.13	$12.53	$10.13	$17.04	$16.58	$12.36	$12.38	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	5	-	N/A	N/A

JNL/MCM Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$11.64	$9.62	$7.34	$10.62	$11.94	$10.69	$11.04	$10.18	N/A	N/A
End of period	$12.21	$11.64	$9.62	$7.34	$10.84	$11.94	$10.69	$11.04	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	5	-	N/A	N/A

JNL/MCM Dow Dividend Division
Accumulation unit value:
Beginning of period	$6.15	$5.57	$4.70	$9.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.41	$6.15	$5.57	$4.70	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division
Accumulation unit value:
Beginning of period	$12.02	$11.94	$8.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.97	$12.02	$11.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division
Accumulation unit value:
Beginning of period	$7.28	$6.51	$5.57	$11.21	$14.07	$12.03	$11.44	$10.23	N/A	N/A
End of period	$6.24	$7.28	$6.51	$5.57	$11.46	$14.07	$12.03	$11.44	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	5	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Global Alpha Division
Accumulation unit value:
Beginning of period	$10.28	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.42	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division
Accumulation unit value:
Beginning of period	$11.30	$11.04	$9.27	$12.17	$11.56	$11.04	$10.42	$10.22	N/A	N/A
End of period	$12.34	$11.30	$11.04	$9.27	$12.25	$11.56	$11.04	$10.42	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	-	N/A	N/A

JNL/MCM Index 5 Division
Accumulation unit value:
Beginning of period	$9.62	$8.43	$6.84	$9.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.28	$9.62	$8.43	$6.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International Index Division
Accumulation unit value:
Beginning of period	$13.25	$12.59	$9.88	$17.53	$16.17	$13.07	$11.71	N/A	N/A	N/A
End of period	$11.45	$13.25	$12.59	$9.88	$17.58	$16.17	$13.07	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	322	366	415	N/A	N/A	N/A

JNL/MCM JNL 5 Division
Accumulation unit value:
Beginning of period	$10.39	$9.01	$7.37	$13.01	$13.02	$11.13	N/A	N/A	N/A	N/A
End of period	$10.03	$10.39	$9.01	$7.37	$13.01	$13.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,729	22,254	22,258	22,262	22,266	3,748	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.68	$8.65	$6.37	$11.86	$10.73	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$9.68	$8.65	$6.37	$12.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$9.07	$7.85	$5.94	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.11	$9.07	$7.85	$5.94	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International 25 Division
Accumulation unit value:
Beginning of period	$8.32	$8.25	$6.16	$11.56	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.24	$8.32	$8.25	$6.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65	$13.84	$10.54	N/A	N/A
End of period	$25.57	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65	$13.84	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	1,844	1,941	2,070	2,156	1,676	N/A	N/A

JNL/MCM Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.01	$11.70	$9.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.58	$13.01	$11.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division
Accumulation unit value:
Beginning of period	$8.75	$7.62	$6.51	$9.83	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.05	$8.75	$7.62	$6.51	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46	$11.30	N/A	N/A	N/A
End of period	$14.24	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,049	3,135	3,314	3,320	3,698	3,795	1,474	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.30	$10.03	$8.08	$12.97	$12.73	$11.23	$10.92	N/A	N/A	N/A
End of period	$11.30	$11.30	$10.03	$8.08	$13.15	$12.73	$11.23	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,440	2,552	2,442	-	325	369	418	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.51	$9.67	$6.08	$8.84	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.46	$11.51	$9.67	$6.08	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division
Accumulation unit value:
Beginning of period	$6.03	$5.32	$5.14	$8.49	$9.87	N/A	N/A	N/A	N/A	N/A
End of period	$6.02	$6.03	$5.32	$5.14	$8.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/MCM Small Cap Index Division
Accumulation unit value:
Beginning of period	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85	$11.54	N/A	N/A	N/A
End of period	$12.48	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,671	4,237	4,429	2,341	2,828	2,714	427	N/A	N/A	N/A

JNL/MCM Technology Sector Division
Accumulation unit value:
Beginning of period	$12.26	$11.10	$6.88	$12.34	$10.94	$10.15	$10.04	$10.08	N/A	N/A
End of period	$12.04	$12.26	$11.10	$6.88	$12.34	$10.94	$10.15	$10.04	N/A	N/A
Accumulation units outstanding at the end of period	476	498	488	550	544	586	6	-	N/A	N/A

JNL/MCM Value Line 30 Division
Accumulation unit value:
Beginning of period	$7.02	$5.82	$5.15	$9.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$5.33	$7.02	$5.82	$5.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM VIP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$15.52	$13.66	$9.94	$17.07	$16.30	$14.14	$12.62	$10.86	$7.85	$10.25
End of period	$14.03	$15.52	$13.66	$9.94	$17.07	$16.30	$14.14	$12.62	$10.86	$7.85
Accumulation units outstanding at the end of period	2,283	3,180	3,440	3,506	3,167	3,678	2,335	1,414	136	101

JNL/PAM Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.71	$11.97	$10.37	$10.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.98	$12.71	$11.97	$10.37	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	755	836	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$15.63	$14.75	$12.97	$13.12	$12.30	$12.07	$11.97	$11.63	$11.27	$10.51
End of period	$16.15	$15.63	$14.75	$12.97	$13.12	$12.30	$12.07	$11.97	$11.63	$11.27
Accumulation units outstanding at the end of period	2,221	2,575	5,992	4,645	1,962	1,978	1,978	4,584	4,828	6,171

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$13.56	$11.90	$8.26	$12.11	$12.43	$11.42	$11.40	$10.69	N/A	N/A
End of period	$13.98	$13.56	$11.90	$8.26	$12.11	$12.43	$11.42	$11.40	N/A	N/A
Accumulation units outstanding at the end of period	-	-	381	381	-	-	-	-	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$9.14	$7.90	$5.55	$10.66	$11.47	$10.30	$9.97	$9.22	$7.51	$9.52
End of period	$8.53	$9.14	$7.90	$5.55	$10.66	$11.47	$10.30	$9.97	$9.22	$7.51
Accumulation units outstanding at the end of period	614	2,985	2,986	6,344	19,286	19,290	19,293	16,925	17,880	17,886

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$10.19	$8.19	$5.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$10.19	$8.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,159	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$10.47	$9.34	$6.68	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.92	$10.47	$9.34	$6.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$10.87	$9.80	$6.90	$9.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.83	$10.87	$9.80	$6.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	37	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$10.09	$8.67	$7.13	$9.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.18	$10.09	$8.67	$7.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	78	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$10.92	$9.69	$6.26	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	$10.92	$9.69	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	73	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86	$11.10	N/A	N/A	N/A
End of period	$12.15	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,131	3,299	3,267	7,009	8,989	15,854	15,863	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64	$11.00	N/A	N/A	N/A
End of period	$12.29	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64	N/A	N/A	N/A
Accumulation units outstanding at the end of period	69	3,028	2,957	2,960	7,910	7,912	7,914	N/A	N/A	N/A

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39	$10.87	N/A	N/A	N/A
End of period	$12.69	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,818	25,238	27,774	59,820	73,550	85,562	90,564	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$9.73	$8.98	$6.38	$10.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.07	$9.73	$8.98	$6.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44	$10.94	N/A	N/A	N/A
End of period	$12.39	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,340	5,643	9,745	9,794	5,678	3,270	3,283	N/A	N/A	N/A

JNL/T.Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$17.76	$14.10	$9.75	$16.67	$14.44	$13.73	$12.21	$10.50	$7.69	$10.00
End of period	$17.24	$17.76	$14.10	$9.75	$16.67	$14.44	$13.73	$12.21	$10.50	$7.69
Accumulation units outstanding at the end of period	1,819	1,819	2,252	2,254	2,038	2,546	3,030	2,360	1,055	1,020

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/T.Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.50	$10.35	$9.76	$10.57	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$10.48	$10.50	$10.35	$9.76	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	433	-	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division
Accumulation unit value:
Beginning of period	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81	$11.29	N/A	N/A	N/A
End of period	$12.10	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,446	6,681	6,565	6,527	6,549	6,538	4,212	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29	$10.88	N/A	N/A	N/A
End of period	$13.68	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,897	2,944	3,207	3,211	5,889	5,903	7,461	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.44	$10.59	$10.74	$10.67	$10.34	$10.04	$9.92	$10.00	$10.10	$10.15
End of period	$10.28	$10.44	$10.59	$10.74	$10.67	$10.34	$10.04	$9.92	$10.00	$10.10
Accumulation units outstanding at the end of period	80	-	3,363	3,366	-	3,368	14,115	14,118	28,729	28,906

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$11.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

INDIVIDUAL DEFERRED FIXED AND VARIABLE
ANNUITY CONTRACTS
ISSUED BY THE JNLNY SEPARATE ACCOUNT II
OF JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

This Statement of Additional Information is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 30, 2012 .  The Prospectus may be obtained from Jackson National Life Insurance Company of New York by writing P.O. Box 30902, Lansing, Michigan 48909-8402, or calling 1-800-599-5651.

TABLE OF CONTENTS
Page
General Information and History	2
Services	10
Purchase of Securities Being Offered	11
Underwriters	11
Calculation of Performance	11
Additional Tax Information	13
Annuity Provisions	23
Net Investment Factors	24
Condensed Financial Information	24
Financial Statement of the Separate Account
Financial Statement of Jackson of NY

General Information and History

JNLNY Separate Account II (Separate Account) is a separate investment account of Jackson of New York.  In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name.  Jackson of NY is a wholly owned subsidiary of Jackson National Life Insurance Company (Jackson®) and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, a publicly traded insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

The “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ”, “Dow Jones Select Dividend Index SM ”, “The Dow SM ,”, “the Dow 10 SM ”, and the “Dow Jones U.S. Contrarian Opportunities Index SM ” are products of Dow Jones Indexes, the marketing name of and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use.  “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ”, “Dow Jones Select Dividend Index SM ”, “The Dow SM ”, “the Dow 10 SM ”, the “Dow Jones U.S. Contrarian Opportunities Index SM ” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”).  The JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management Dow SM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund, and the JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund based on the Dow Jones U.S. Contrarian Opportunities Index SM (“Funds”) are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates.  Dow Jones, CME and their respective affiliates make no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of Dow Jones, CME or any of their respective affiliates to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones ® ”, “Dow Jones Industrial Average SM ”, “DJIA SM ”, “Dow Jones Select Dividend Index SM ”, “The Dow SM ”, “the Dow 10 SM ”, and the “Dow Jones U.S. Contrarian Opportunities Index SM ” which is determined, composed and calculated by CME without regard to Jackson or the Funds.  Dow Jones and CME have no obligation to take the needs of Jackson or the owners of the Funds into consideration in determining, composing or calculating the Funds.  Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds.   Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund currently being issued by Jackson National Life Insurance Company, but which may be similar to and competitive with the JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones U.S. Contrarian Opportunities Index SM .  It is possible that this trading activity will affect the value of the Dow Jones U.S. Contrarian Opportunities Index SM and JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund.

Dow Jones, CME and their respective affiliates do not:
●	Sponsor, endorse, sell or promote the Funds.
●	Recommend that any person invest in the Funds.
●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
●	Have any responsibility or liability for the administration, management or marketing of the Funds.
●	Consider the needs of the Funds in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the Funds. Specifically,
●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
	●	The results to be obtained by the Funds or any other person in connection with the use of the DJIA and the data included in the DJIA;
	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company ® and Dow Jones is solely for the benefit of the Funds and not for any other third parties.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ”, “THE DOW SM ”, “THE DOW 10 SM ”, “DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX SM ” and “DOW JONES INDEXES” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ”, “THE DOW SM ”, “THE DOW 10 SM ”, “DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX SM ” and “DOW JONES INDEXES” OR ANY DATA INCLUDED THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES ® ”, “DOW JONES INDUSTRIAL AVERAGE SM ”, “DJIA SM ” “DOW JONES SELECT DIVIDEND INDEX SM ”, “THE DOW SM ” and “THE DOW 10 SM ”, “DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX SM ” and “DOW JONES INDEXES” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND JACKSON, OTHER THAN THE LICENSORS OF CME.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services.  SPIAS does not act as a “fiduciary” or as an “investment manager”, as defined under ERISA, to any investor.  SPIAS is not responsible for client suitability. Past performance of the Funds is no indication of future results. Since performance fluctuates over time, the fact that the Funds may have outperformed the benchmarks over one period of time does not mean that they outperformed the benchmarks over other periods or will outperform the benchmarks in the future.  SPIAS does not take into account any information about any investor or any investor’s assets when creating, providing or maintaining any asset allocation portfolio.  SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments.

The JNL/Mellon Capital Management S&P Divisions and JNL/S&P Divisions, and any other investment fund or other vehicle that is offered by third parties that uses an S&P Indices index as a benchmark or measure of performance, bears the S&P or “Standard & Poor’s” mark and/or seeks to provide an investment return based on any S&P Indices index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC (“S&P”) and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500® Index, the S&P MIDCAP 400 Index®, the S&P SmallCap 600 Index®, or any other S&P Indices index to track general stock market performance.  S&P's only relationship to the Separate Account (Licensee) is the licensing of certain registered trademarks and trade names of S&P, the S&P 500 Index, the S&P MIDCAP 400 Index, and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P Indices without regard to the Licensee or the Divisions.  S&P Indices has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 Index, the S&P 400 Index, the S&P SmallCap 600 Index, or any other S&P Indices index .   SPIAS is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash.   SPIAS has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P INDICES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDICES INDEX OR ANY DATA INCLUDED THEREIN AND S&P INDICES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDICES INDEX OR ANY DATA INCLUDED THEREIN. S&P INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDICES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P INDICES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF OTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of  Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND AND THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND .

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND , OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND , OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Services

Jackson of NY keeps the assets of the Separate Account.  Jackson of NY holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Fund bought and sold by the Separate Account.

The financial statements of JNLNY Separate Account II and Jackson National Life Insurance Company of New York for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold.  The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237.  JNLD is a subsidiary of Jackson.

The aggregate amount of underwriting commissions paid to broker/dealers was $55,118 in 2009 , $52,908 in 2010 , and $52,005 in 2011 .  JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson of NY advertises performance for an Investment Division (except the JNL/WMC Money Market Fund), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts.  Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund.  We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period.  The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent.  Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge.  No deduction is made for premium taxes which may be assessed by certain states.

Jackson of NY may also advertise non-standardized total return on an annualized and cumulative basis.  Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.  Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.  Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.  If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate.  Any quotation of performance should not be considered a guarantee of future performance.  Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management.  An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson of NY may advertise the current annualized yield for a 30-day period for an Investment Division.  The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period.  Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period.  The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission.  Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund.  The yield on amounts held in the Investment Divisions normally will fluctuate over time.  Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return.  An Investment Division’s actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent.  We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period.  The JNL/WMC Money Market Division’s yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7).  The JNL/WMC Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/WMC Money Market Division's yield and effective yield will fluctuate daily.  Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses.  Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion.  The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information.  There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant.  It should be noted that neither a Contract owner's investment in the JNL/WMC Money Market Division nor that Division's investment in the JNL/WMC Money Market Fund is guaranteed or insured.  Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER.  JACKSON OF NY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.  PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS.  MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson of NY's Tax Status

Jackson of NY is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code").  For federal income tax purposes, the Separate Account is not a separate entity from Jackson of NY and its operations form a part of Jackson of NY.

Taxation of Annuity Contracts in General

Section 72 of the Code governs the taxation of annuities in general.  An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected.  For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract.  For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable.  For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis.  The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income.  All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.  The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made.  No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract).  For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.  For 2013, these levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Withholding Tax on Distributions

The Code generally requires Jackson of NY (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer.  This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals).  Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement.  If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%.  If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate.  A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient’s conduct of a trade or business in the United States and such payment is included in the recipient’s gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts.  The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department").  Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.  The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable Contracts.  These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above.  Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson of NY intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account.  Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.  Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time.  The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson of NY regarding the availability of a particular Allocation Option and other than the Contract owner’s right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson of NY or an advisor in its sole and absolute discretion.  The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects.  The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 100 Investment Divisions and at least one Fixed Account option, although a Contract owner can select no more than 18 Allocation Options at any one time.  The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson of NY does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Jackson of NY reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple annuity Contracts which are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution.  Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts.  For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange.  Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38 , the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange.   Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule.   Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities.  Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies).  However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans.  Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences.  Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances.  Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity.  The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual’s gross income.  In addition, the amount included in the individual’s gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract.  If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan.  If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable.  If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval

The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans.  Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts.  It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal.  Withdrawn earnings are included in a taxpayer’s gross income.  Section 72 further provides that a 10% penalty will apply to the income portion of any distribution.  The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan.  Special tax rules may be available for certain distributions from a tax-qualified Contract.  Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A.  To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an  IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code).  The exceptions stated in items (4) and (6) above do not apply in the case of an IRA.  The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship.  Hardship withdrawals do not include any earnings on salary reduction contributions.  These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988.  The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans.  Tax penalties may also apply.  While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion.  Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA.  Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used.  Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement.  In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs.  If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans.  Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson of NY’s administrative procedures.  Jackson of NY is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson of NY specifically consents to be bound.  Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred.  However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan.  Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances.  Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein.  Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.  Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts.  (See "Tax Treatment of Withdrawals – Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women.  The Contracts sold by Jackson of NY in connection with certain Tax-Qualified Plans will utilize tables which do not differentiate on the basis of sex.  Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.  Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts.  Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual's gross income.  IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions.  Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.  Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity.  Purchase payments for Roth IRA annuities are limited to a maximum of $5,000 for 201 2 .  The limit will be adjusted annually for inflation in $500 increments.  In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions.  The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000.  The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels.  For 201 2 , these levels are $ 110 ,000 in the case of single taxpayers, $ 173 ,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately.  These levels are indexed annually in $1,000 increments.  An overall $5,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer’s IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.  Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution.  Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity.  The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity.  Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity.  The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over.  For rollovers in 2010, the income may be reported ratably in 2011 and 2012.  There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees.  These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design.  However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code.  The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary.  As a general rule, the maximum amount which can be deferred in any one year is the lesser of 100% of the participant’s includible compensation, or the $ 17,000 elective deferral limitation in 201 2 .  The limit is indexed for inflation in $500 increments annually thereafter.  In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions.  The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,500.  The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age.  Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries.  For this purpose, custodial accounts and certain annuity Contracts are treated as trusts.  The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer.  In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code.  In the absence of such a trust, amounts under the plan will be subject to the claims of the employer’s general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

●	attains age 70 1/2,
●	severs employment,
●	dies, or
●	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457.   Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.
The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on a 4.5% per annum assumed investment rate.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation.  The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 4.5% per annum.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus
(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson of NY during the valuation period which are determined by Jackson of NY to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson of NY for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

Condensed Financial Information

Accumulation Unit Values

The tables reflect the accumulation unit values for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated – for Contracts with all levels of charges (and combinations of optional endorsements). The tables do not provide partial year information.  The tables provide accumulation unit values and the number of accumulation units outstanding only if that information is available throughout the period.  Where accumulation unit values and the number of accumulation units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

This information derives from the financial statements of the Separate Account, which together constitute the Separate Account’s condensed financial information.  Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.  Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Set forth below are fund changes and additions since the December 12, 2011 Supplement to the May 1, 201 1 Prospectus, for your information in reviewing Accumulation Unit information.

Effective April 30, 2012, the following Investment Divisions changed (whether or not in connection with a sub-adviser change):

JNL/Capital Guardian U.S. Growth Equity Fund to JNL/UBS Large Cap Select Growth Fund;
JNL/Eagle Core Equity Fund to JNL/DFA U.S. Core Equity Fund;
JNL/PAM Asia ex-Japan Fund to JNL/Eastspring Investments Asia ex-Japan Fund; and
JNL/PAM China-India Fund to JNL/Eastspring Investments China-India Fund.

Effective April 30, 2012, the Separate Account has the following new Investment Divisions, for which no Accumulation Unit information is yet available:

JNL/American Funds Balanced Allocation Fund;
JNL/American Funds Growth Allocation Fund;
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund;
JNL/Morgan Stanley Mid Cap Growth Fund; and
JNL/Neuberger Berman Strategic Income Fund.

Accumulation Unit Values
Base Contract - 1.50%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.62	$7.77	$6.29	$10.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$8.62	$7.77	$6.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$9.76	$8.92	$7.63	$10.55	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$9.76	$8.92	$7.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.12	$8.18	$6.76	$10.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.91	$9.12	$8.18	$6.76	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.02	$12.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.46	$14.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.75	$13.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.98	$14.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.19	$13.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.27	$15.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division
Accumulation unit value:
Beginning of period	$15.77	$13.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.69	$15.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	116	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$11.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Commodity Securities Division
Accumulation unit value:
Beginning of period	$11.25	$9.72	$6.58	$13.70	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.27	$11.25	$9.72	$6.58	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	169	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.54	$11.67	$9.68	$13.68	$12.88	$11.80	$10.88	N/A	N/A	N/A
End of period	$11.76	$12.54	$11.67	$9.68	$13.70	$12.88	$11.80	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$11.34	$10.30	$7.57	$13.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.67	$11.34	$10.30	$7.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	79	84	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	$6.37	$5.74	$4.32	$7.31	$6.86	$6.66	$6.46	$5.87	$4.40	$6.36
End of period	$6.32	$6.37	$5.74	$4.32	$7.42	$6.86	$6.66	$6.46	$5.87	$4.40
Accumulation units outstanding at the end of period	-	-	-	-	921	921	922	923	1,628	1,630

JNL/Eagle Core Equity Division
Accumulation unit value:
Beginning of period	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94	$10.75	N/A	N/A	N/A
End of period	$10.23	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,675	2,675	2,675	2,677	2,678	2,688	3,340	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$16.28	$12.19	$9.13	$15.02	$13.60	$11.50	$11.38	N/A	N/A	N/A
End of period	$15.67	$16.28	$12.19	$9.13	$15.02	$13.60	$11.50	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	428	428	428	428	428	441	N/A	N/A	N/A

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$8.72	$8.02	$6.26	$9.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.48	$8.72	$8.02	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$7.89	$7.48	$5.80	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.30	$7.89	$7.48	$5.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$10.96	$9.88	$7.55	$10.87	$10.87	N/A	N/A	N/A	N/A	N/A
End of period	$11.07	$10.96	$9.88	$7.55	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	233	246	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$7.99	$6.73	$4.48	$9.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.74	$7.99	$6.73	$4.48	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.28	$7.54	$6.04	$9.87	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.11	$8.28	$7.54	$6.04	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	3,955	3,955	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.78	$8.63	$6.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.33	$10.78	$8.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	293	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$14.06	$13.26	$11.79	$12.62	$11.97	$11.61	$11.48	$10.90	N/A	N/A
End of period	$14.71	$14.06	$13.26	$11.79	$12.62	$11.97	$11.61	$11.48	N/A	N/A
Accumulation units outstanding at the end of period	-	5,993	6,775	6,776	6,602	6,602	10,719	2,712	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$13.36	$11.68	$9.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.55	$13.36	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	100	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$11.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.65	$8.08	$6.57	$10.56	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.61	$8.65	$8.08	$6.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$9.91	$8.58	$6.57	$10.38	$12.40	N/A	N/A	N/A	N/A	N/A
End of period	$9.15	$9.91	$8.58	$6.57	$10.38	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	647	621	608	608	603	N/A	N/A	N/A	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$11.30	$10.21	$7.57	$13.00	$12.02	$9.96	$9.13	$7.97	$6.29	$8.04
End of period	$10.36	$11.30	$10.21	$7.57	$13.00	$12.02	$9.96	$9.13	$7.97	$6.29
Accumulation units outstanding at the end of period	909	909	909	909	4,188	4,188	4,188	4,188	4,713	4,714

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$13.70	$11.84	$9.67	$15.75	$13.81	$13.00	$12.31	$11.36	N/A	N/A
End of period	$12.59	$13.70	$11.84	$9.67	$15.75	$13.81	$13.00	$12.31	N/A	N/A
Accumulation units outstanding at the end of period	1,689	1,689	1,689	1,690	1,690	2,145	2,115	2,083	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$14.06	$11.31	$8.52	$14.10	$13.08	$11.60	$10.86	$10.31	$7.56	N/A
End of period	$13.67	$14.06	$11.31	$8.52	$14.35	$13.08	$11.60	$10.86	$10.31	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	-	-	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.22	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.22	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	118	208	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$14.88	$14.04	$10.95	$20.02	$18.15	$13.96	$11.95	$9.90	$7.21	N/A
End of period	$12.77	$14.88	$14.04	$10.95	$20.02	$18.15	$13.96	$11.95	$9.90	N/A
Accumulation units outstanding at the end of period	2,956	3,801	3,644	3,653	3,530	3,651	2,424	1,443	399	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$13.57	$10.96	$7.79	$14.03	$13.38	$12.12	$11.59	N/A	N/A	N/A
End of period	$12.58	$13.57	$10.96	$7.79	$14.23	$13.38	$12.12	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$12.60	$11.92	$11.67	$11.21	$10.61	$10.43	$10.34	N/A	N/A	N/A
End of period	$13.64	$12.60	$11.92	$11.67	$11.12	$10.61	$10.43	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	1,627	-	-	-	-	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$14.13	$11.76	$6.95	$14.02	$10.88	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	$14.13	$11.76	$6.95	$14.13	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Lazard Mid Cap Equity Division
Accumulation unit value:
Beginning of period	$17.92	$14.78	$10.75	$17.87	$18.63	$16.51	$15.40	$12.53	$9.87	$11.66
End of period	$16.66	$17.92	$14.78	$10.75	$17.87	$18.63	$16.51	$15.40	$12.53	$9.87
Accumulation units outstanding at the end of period	1,333	2,104	2,104	2,105	2,105	2,105	7,367	6,196	607	607

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$14.73	$12.15	$8.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.79	$14.73	$12.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Leaders Division
Accumulation unit value:
Beginning of period	$12.57	$11.27	$8.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.94	$12.57	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management (MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	$8.68	$7.57	$6.17	$9.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$8.68	$7.57	$6.17	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division
Accumulation unit value:
Beginning of period	$11.65	$9.63	$6.39	$9.86	$10.46	N/A	N/A	N/A	N/A	N/A
End of period	$12.50	$11.65	$9.63	$6.39	$10.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division
Accumulation unit value:
Beginning of period	$12.25	$11.75	$11.28	$11.11	$10.53	$10.32	$10.28	N/A	N/A	N/A
End of period	$12.94	$12.25	$11.75	$11.28	$11.04	$10.53	$10.32	N/A	N/A	N/A
Accumulation units outstanding at the end of period	710	778	-	-	319	362	410	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Communications Sector Division
Accumulation unit value:
Beginning of period	$15.13	$12.53	$10.13	$16.77	$16.58	$12.36	$12.38	$10.68	N/A	N/A
End of period	$14.43	$15.13	$12.53	$10.13	$17.04	$16.58	$12.36	$12.38	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	5	-	N/A	N/A

JNL/MCM Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$11.64	$9.62	$7.34	$10.62	$11.94	$10.69	$11.04	$10.18	N/A	N/A
End of period	$12.21	$11.64	$9.62	$7.34	$10.84	$11.94	$10.69	$11.04	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	5	-	N/A	N/A

JNL/MCM Dow Dividend Division
Accumulation unit value:
Beginning of period	$6.15	$5.57	$4.70	$9.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.41	$6.15	$5.57	$4.70	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division
Accumulation unit value:
Beginning of period	$12.02	$11.94	$8.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.97	$12.02	$11.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division
Accumulation unit value:
Beginning of period	$7.28	$6.51	$5.57	$11.21	$14.07	$12.03	$11.44	$10.23	N/A	N/A
End of period	$6.24	$7.28	$6.51	$5.57	$11.46	$14.07	$12.03	$11.44	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	5	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Global Alpha Division
Accumulation unit value:
Beginning of period	$10.28	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.42	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division
Accumulation unit value:
Beginning of period	$11.30	$11.04	$9.27	$12.17	$11.56	$11.04	$10.42	$10.22	N/A	N/A
End of period	$12.34	$11.30	$11.04	$9.27	$12.25	$11.56	$11.04	$10.42	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	-	-	N/A	N/A

JNL/MCM Index 5 Division
Accumulation unit value:
Beginning of period	$9.62	$8.43	$6.84	$9.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.28	$9.62	$8.43	$6.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International Index Division
Accumulation unit value:
Beginning of period	$13.25	$12.59	$9.88	$17.53	$16.17	$13.07	$11.71	N/A	N/A	N/A
End of period	$11.45	$13.25	$12.59	$9.88	$17.58	$16.17	$13.07	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	322	366	415	N/A	N/A	N/A

JNL/MCM JNL 5 Division
Accumulation unit value:
Beginning of period	$10.39	$9.01	$7.37	$13.01	$13.02	$11.13	N/A	N/A	N/A	N/A
End of period	$10.03	$10.39	$9.01	$7.37	$13.01	$13.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,729	22,254	22,258	22,262	22,266	3,748	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.68	$8.65	$6.37	$11.86	$10.73	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$9.68	$8.65	$6.37	$12.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$9.07	$7.85	$5.94	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.11	$9.07	$7.85	$5.94	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International 25 Division
Accumulation unit value:
Beginning of period	$8.32	$8.25	$6.16	$11.56	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.24	$8.32	$8.25	$6.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65	$13.84	$10.54	N/A	N/A
End of period	$25.57	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65	$13.84	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	1,844	1,941	2,070	2,156	1,676	N/A	N/A

JNL/MCM Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.01	$11.70	$9.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.58	$13.01	$11.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division
Accumulation unit value:
Beginning of period	$8.75	$7.62	$6.51	$9.83	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.05	$8.75	$7.62	$6.51	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46	$11.30	N/A	N/A	N/A
End of period	$14.24	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,049	3,135	3,314	3,320	3,698	3,795	1,474	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.30	$10.03	$8.08	$12.97	$12.73	$11.23	$10.92	N/A	N/A	N/A
End of period	$11.30	$11.30	$10.03	$8.08	$13.15	$12.73	$11.23	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,440	2,552	2,442	-	325	369	418	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.51	$9.67	$6.08	$8.84	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.46	$11.51	$9.67	$6.08	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division
Accumulation unit value:
Beginning of period	$6.03	$5.32	$5.14	$8.49	$9.87	N/A	N/A	N/A	N/A	N/A
End of period	$6.02	$6.03	$5.32	$5.14	$8.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/MCM Small Cap Index Division
Accumulation unit value:
Beginning of period	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85	$11.54	N/A	N/A	N/A
End of period	$12.48	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,671	4,237	4,429	2,341	2,828	2,714	427	N/A	N/A	N/A

JNL/MCM Technology Sector Division
Accumulation unit value:
Beginning of period	$12.26	$11.10	$6.88	$12.34	$10.94	$10.15	$10.04	$10.08	N/A	N/A
End of period	$12.04	$12.26	$11.10	$6.88	$12.34	$10.94	$10.15	$10.04	N/A	N/A
Accumulation units outstanding at the end of period	476	498	488	550	544	586	6	-	N/A	N/A

JNL/MCM Value Line 30 Division
Accumulation unit value:
Beginning of period	$7.02	$5.82	$5.15	$9.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$5.33	$7.02	$5.82	$5.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM VIP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$15.52	$13.66	$9.94	$17.07	$16.30	$14.14	$12.62	$10.86	$7.85	$10.25
End of period	$14.03	$15.52	$13.66	$9.94	$17.07	$16.30	$14.14	$12.62	$10.86	$7.85
Accumulation units outstanding at the end of period	2,283	3,180	3,440	3,506	3,167	3,678	2,335	1,414	136	101

JNL/PAM Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.71	$11.97	$10.37	$10.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.98	$12.71	$11.97	$10.37	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	755	836	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$15.63	$14.75	$12.97	$13.12	$12.30	$12.07	$11.97	$11.63	$11.27	$10.51
End of period	$16.15	$15.63	$14.75	$12.97	$13.12	$12.30	$12.07	$11.97	$11.63	$11.27
Accumulation units outstanding at the end of period	2,221	2,575	5,992	4,645	1,962	1,978	1,978	4,584	4,828	6,171

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$13.56	$11.90	$8.26	$12.11	$12.43	$11.42	$11.40	$10.69	N/A	N/A
End of period	$13.98	$13.56	$11.90	$8.26	$12.11	$12.43	$11.42	$11.40	N/A	N/A
Accumulation units outstanding at the end of period	-	-	381	381	-	-	-	-	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$9.14	$7.90	$5.55	$10.66	$11.47	$10.30	$9.97	$9.22	$7.51	$9.52
End of period	$8.53	$9.14	$7.90	$5.55	$10.66	$11.47	$10.30	$9.97	$9.22	$7.51
Accumulation units outstanding at the end of period	614	2,985	2,986	6,344	19,286	19,290	19,293	16,925	17,880	17,886

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$10.19	$8.19	$5.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$10.19	$8.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,159	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$10.47	$9.34	$6.68	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.92	$10.47	$9.34	$6.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$10.87	$9.80	$6.90	$9.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.83	$10.87	$9.80	$6.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	37	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$10.09	$8.67	$7.13	$9.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.18	$10.09	$8.67	$7.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	78	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$10.92	$9.69	$6.26	$9.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	$10.92	$9.69	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	73	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86	$11.10	N/A	N/A	N/A
End of period	$12.15	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,131	3,299	3,267	7,009	8,989	15,854	15,863	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64	$11.00	N/A	N/A	N/A
End of period	$12.29	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64	N/A	N/A	N/A
Accumulation units outstanding at the end of period	69	3,028	2,957	2,960	7,910	7,912	7,914	N/A	N/A	N/A

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39	$10.87	N/A	N/A	N/A
End of period	$12.69	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,818	25,238	27,774	59,820	73,550	85,562	90,564	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$9.73	$8.98	$6.38	$10.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.07	$9.73	$8.98	$6.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44	$10.94	N/A	N/A	N/A
End of period	$12.39	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,340	5,643	9,745	9,794	5,678	3,270	3,283	N/A	N/A	N/A

JNL/T.Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$17.76	$14.10	$9.75	$16.67	$14.44	$13.73	$12.21	$10.50	$7.69	$10.00
End of period	$17.24	$17.76	$14.10	$9.75	$16.67	$14.44	$13.73	$12.21	$10.50	$7.69
Accumulation units outstanding at the end of period	1,819	1,819	2,252	2,254	2,038	2,546	3,030	2,360	1,055	1,020

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
JNL/T.Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.50	$10.35	$9.76	$10.57	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$10.48	$10.50	$10.35	$9.76	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	433	-	-	-	-	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division
Accumulation unit value:
Beginning of period	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81	$11.29	N/A	N/A	N/A
End of period	$12.10	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,446	6,681	6,565	6,527	6,549	6,538	4,212	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29	$10.88	N/A	N/A	N/A
End of period	$13.68	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,897	2,944	3,207	3,211	5,889	5,903	7,461	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.44	$10.59	$10.74	$10.67	$10.34	$10.04	$9.92	$10.00	$10.10	$10.15
End of period	$10.28	$10.44	$10.59	$10.74	$10.67	$10.34	$10.04	$9.92	$10.00	$10.10
Accumulation units outstanding at the end of period	80	-	3,363	3,366	-	3,368	14,115	14,118	28,729	28,906

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$11.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNLNY Separate Account II

Financial Statements

December 31, 2011

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL Disciplined Growth Portfolio	JNL Disciplined Moderate Portfolio	JNL Disciplined Moderate Growth Portfolio	JNL Institutional Alt 20 Portfolio	JNL Institutional Alt 35 Portfolio	JNL Institutional Alt 50 Portfolio	JNL Institutional Alt 65 Portfolio	JNL/American Funds Blue Chip Income and Growth Portfolio	JNL/American Funds Global Bond Portfolio	JNL/American Funds Global Small Capitalization Portfolio
Assets
Investments, at value (a)	$-	$-	$-	$-	$-	$-	$-	$-	$1,233	$-
Receivables:
Investment securities sold	-	-	-	-	-	-	-	-	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	-	-	-	-	-	-	1,233	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York
Total liabilities	-	-	-	-	-	-	-	-	-	-
Net assets (Note 6)	$-	$-	$-	$-	$-	$-	$-	$-	$1,233	$-

(a) Investment shares	-	-	-	-	-	-	-	-	114	-
Investments at cost	$-	$-	$-	$-	$-	$-	$-	$-	$1,243	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/American Funds Growth-Income Portfolio	JNL/American Funds International Portfolio	JNL/American Funds New World Portfolio	JNL/BlackRock Commodity Securities Portfolio	JNL/BlackRock Global Allocation Portfolio	JNL/Brookfield Global Infrastructure Portfolio	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio

Assets
Investments, at value (a)	$-	$-	$-	$-	$1,649	$-	$-	$844	$-	$27,357
Receivables:
Investment securities sold	-	-	-	-	-	-	-	-	-	1
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	-	-	1,649	-	-	844	-	27,358

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	-	-	-	-	-	1
Total liabilities	-	-	-	-	-	-	-	-	-	1
Net assets (Note 6)	$-	$-	$-	$-	$1,649	$-	$-	$844	$-	$27,357

(a) Investment shares	-	-	-	-	166	-	-	38	-	3,784
Investments at cost	$-	$-	$-	$-	$1,653	$-	$-	$886	$-	$36,945

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Founding Strategy Portfolio	JNL/Franklin Templeton Global Growth Portfolio	JNL/Franklin Templeton Global Multisector Bond Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Inter- national Small Cap Growth Portfolio	JNL/Franklin Templeton Mutual Shares Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/Goldman Sachs Emerging Markets Debt Portfolio

Assets
Investments, at value (a)	$-	$-	$-	$-	$2,574	$-	$-	$-	$-	$-
Receivables:
Investment securities sold	-	-	-	-	-	-	-	-	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	-	-	2,574	-	-	-	-	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-	-	-
Net assets (Note 6)	$-	$-	$-	$-	$2,574	$-	$-	$-	$-	$-

(a) Investment shares	-	-	-	-	259	-	-	-	-	-
Investments at cost	$-	$-	$-	$-	$2,546	$-	$-	$-	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Goldman Sachs U.S. Equity Flex Portfolio	JNL/Invesco Global Real Estate Portfolio	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/Ivy Asset Strategy Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio

Assets
Investments, at value (a)	$-	$-	$5,917	$9,415	$21,268	$-	$1,209	$37,747	$-	$-
Receivables:
Investment securities sold	-	-	-	-	1	-	-	2	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	5,917	9,415	21,269	-	1,209	37,749	-	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York		-	-	-	1	-	-	2	-	-
Total liabilities	-	-	-	-	1	-	-	2	-	-
Net assets (Note 6)	$-	$-	$5,917	$9,415	$21,268	$-	$1,209	$37,747	$-	$-

(a) Investment shares	-	-	763	985	1,813	-	115	5,944	-	-
Investments at cost	$-	$-	$6,862	$8,813	$19,994	$-	$1,259	$50,262	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/M&G Global Basics Portfolio	JNL/M&G Global Leaders Portfolio	JNL/MCM 10 x 10 Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Dow Dividend Portfolio

Assets
Investments, at value (a)	$-	$22,200	$-	$-	$-	$-	$9,190	$-	$-	$-
Receivables:
Investment securities sold	-	1	-	-	-	-	-	-	-	-
Sub-account units sold		-	-	-	-	-	-	-	-	-
Total assets	-	22,201	-	-	-	-	9,190	-	-	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	1	-	-	-	-	-	-	-	-
Total liabilities	-	1	-	-	-	-	-	-	-	-
Net assets (Note 6)	$-	$22,200	$-	$-	$-	$-	$9,190	$-	$-	$-

(a) Investment shares	-	2,044	-	-	-	-	759	-	-	-
Investments at cost	$-	$27,971	$-	$-	$-	$-	$9,283	$-	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/MCM Emerging Markets Index Portfolio	JNL/MCM European 30 Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Global Alpha Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM Index 5 Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Nasdaq 25 Portfolio

Assets
Investments, at value (a)	$-	$-	$-	$-	$-	$-	$-	$37,392	$-	$-
Receivables:
Investment securities sold	-	-	-	-	-	-	-	2	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	-	-	-	-	-	37,394	-	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	-	-	-	2	-	-
Total liabilities	-	-	-	-	-	-	-	2	-	-
Net assets (Note 6)	$-	$-	$-	$-	$-	$-	$-	$37,392	$-	$-

(a) Investment shares	-	-	-	-	-	-	-	4,543	-	-
Investments at cost	$-	$-	$-	$-	$-	$-	$-	$58,003	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/MCM NYSE International 25 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM Pacific Rim 30 Portfolio	JNL/MCM S&P 24 Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio	JNL/MCM S&P SMid 60 Portfolio	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio

Assets
Investments, at value (a)	$-	$-	$-	$-	$29,183	$27,566	$-	$-	$45,811	$5,734
Receivables:
Investment securities sold	-	-	-	-	1	1	-	-	2	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	-	-	29,184	27,567	-	-	45,813	5,734

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	1	1	-	-	2	-
Total liabilities	-	-	-	-	1	1	-	-	2	-
Net assets (Note 6)	$-	$-	$-	$-	$29,183	$27,566	$-	$-	$45,811	$5,734

(a) Investment shares	-	-	-	-	2,280	2,630	-	-	3,963	816
Investments at cost	$-	$-	$-	$-	$30,290	$23,619	$-	$-	$42,153	$5,070

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/MCM Value Line 30 Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PAM Asia ex-Japan Portfolio	JNL/PAM China-India Portfolio	JNL/PIMCO Real Return Portfolio	T JNL/PIMCO otal Return Bond Portfolio	JNL/PPM America Floating Rate Income Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Mid Cap Value Portfolio

Assets
Investments, at value (a)	$-	$-	$32,039	$-	$-	$10,561	$35,851	$-	$-	$-
Receivables:
Investment securities sold	-	-	1	-	-	-	1	-	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	32,040	-	-	10,561	35,852	-	-	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	1	-	-	-	1	-	-	-
Total liabilities	-	-	1	-	-	-	1	-	-	-
Net assets (Note 6)	$-	$-	$32,039	$-	$-	$10,561	$35,851	$-	$-	$-

(a) Investment shares	-	-	3,355	-	-	823	2,854	-	-	-
Investments at cost	$-	$-	$36,751	$-	$-	$10,438	$34,481	$-	$-	$-
See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/ PPM America Small Cap Value Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/ Red Rocks Listed Private Equity Portfolio	JNL/S&P 4 Portfolio	JNL/S&P Competitive Advantage Portfolio	JNL/S&P Dividend Income & Growth Portfolio	JNL/S&P Intrinsic Value Portfolio	JNL/ S&P Managed Aggressive Growth Portfolio	JNL/ S&P Managed Conservative Portfolio	JNL/ S&P Managed Growth Portfolio

Assets
Investments, at value (a)	$-	$5,233	$58,953	$-	$440	$876	$841	$110,967	$-	$843
Receivables:
Investment securities sold	-	-	2	-	-	-	-	5	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	5,233	58,955	-	440	876	841	110,972	-	843

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	2	-	-	-	-	5	-	-
Total liabilities	-	-	2	-	-	-	-	5	-	-
Net assets (Note 6)	$-	$5,233	$58,953	$-	$440	$876	$841	$110,967	$-	$843

(a) Investment shares	-	461	8,131	-	40	82	85	9,641	-	79
Investments at cost	$-	$6,673	$83,792	$-	$443	$830	$881	$118,501	$-	$869

See notes to the financial statements.

JNLNY Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	JNL/ S&P Managed Moderate Portfolio	JNL/ S&P Managed Moderate Growth Portfolio	JNL/S&P Total Yield Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio

Assets
Investments, at value (a)	$-	$175,399	$-	$28,981	$31,364	$4,542	$29,591	$39,645	$823	$-
Receivables:
Investment securities sold	-	7	-	1	1	-	1	2	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	175,406	-	28,982	31,365	4,542	29,592	39,647	823	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	7	-	1	1	-	1	2	-	-
Total liabilities	-	7	-	1	1	-	1	2	-	-
Net assets (Note 6)	$-	$175,399	$-	$28,981	$31,364	$4,542	$29,591	$39,645	$823	$-

(a) Investment shares	-	15,563	-	1,382	1,168	458	2,826	2,358	823	-
Investments at cost	$-	$173,704	$-	$27,541	$30,679	$4,573	$34,507	$37,813	$823	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL Disciplined Growth Portfolio	JNL Disciplined Moderate Portfolio	JNL Disciplined Moderate Growth Portfolio	JNL Institutional Alt 20 Portfolio	JNL Institutional Alt 35 Portfolio	JNL Institutional Alt 50 Portfolio	JNL Institutional Alt 65 Portfolio	JNL/American Funds Blue Chip Income and Growth Portfolio	JNL/American Funds Global Bond Portfolio	JNL/American Funds Global Small Capitalization Portfolio

Investment income
Dividends	$-	$-	$-	$-	$-	$-	$-	$-	$9	$-

Expenses
Insurance charges (Note 3)	-	-	-	-	-	-	-	-	4	-
Total expenses	-	-	-	-	-	-	-	-	4	-
Net investment income (loss)	-	-	-	-	-	-	-	-	5	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	1	-
Investments	-	-	-	-	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	-	-	-	-	(10)	-
Net realized and unrealized gain (loss)	-	-	-	-	-	-	-	-	(9)	-

Net increase (decrease) in net assets
from operations	$-	$-	$-	$-	$-	$-	$-	$-	$(4)	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/American Funds Growth-Income Portfolio	JNL/American Funds International Portfolio	JNL/American Funds New World Portfolio	JNL/BlackRock Commodity Securities Portfolio	JNL/BlackRock Global Allocation Portfolio	JNL/Brookfield Global Infrastructure Portfolio(a)	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio

Investment income
Dividends	$-	$-	$-	$-	$7	$-	$-	$8	$-	$146

Expenses
Insurance charges (Note 3)	-	-	-	-	5	-	-	46	-	422
Total expenses	-	-	-	-	5	-	-	46	-	422
Net investment income (loss)	-	-	-	-	2	-	-	(38)	-	(276)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	-	-
Investments	-	-	-	-	-	-	-	(204)	-	(135)
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	(4)	-	-	(166)	-	(238)
Net realized and unrealized gain (loss)	-	-	-	-	(4)	-	-	(370)	-	(373)

Net increase (decrease) in net assets
from operations	$-	$-	$-	$-	$(2)	$-	$-	$(408)	$-	$(649)

(a) Commencement of operations December 12, 2011.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Founding Strategy Portfolio	JNL/Franklin Templeton Global Growth Portfolio	JNL/Franklin Templeton Global Multisector Bond Portfolio(a)	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Inter- national Small Cap Growth Portfolio	JNL/Franklin Templeton Mutual Shares Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/Goldman Sachs Emerging Markets Debt Portfolio

Investment income
Dividends	$-	$-	$-	$-	$102	$-	$-	$-	$-	$-

Expenses
Insurance charges (Note 3)	110	-	-	-	47	-	-	-	1,124	29
Total expenses	110	-	-	-	47	-	-	-	1,124	29
Net investment income (loss)	(110)	-	-	-	55	-	-	-	(1,124)	(29)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	-	-
Investments	918	-	-	-	10	-	-	-	8,816	57
Net change in unrealized appreciation
(depreciation) on investments	(1,127)	-	-	-	(89)	-	-	-	(4,061)	(79)
Net realized and unrealized gain (loss)	(209)	-	-	-	(79)	-	-	-	4,755	(22)

Net increase (decrease) in net assets
from operations	$(319)	$-	$-	$-	$(24)	$-	$-	$-	$3,631	$(51)

(a) Commencement of operations December 12, 2011.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Goldman Sachs U.S. Equity Flex Portfolio	JNL/Invesco Global Real Estate Portfolio	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/Ivy Asset Strategy Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio

Investment income
Dividends	$-	$-	$163	$68	$34	$-	$2	$1,192	$-	$-

Expenses
Insurance charges (Note 3)	22	-	90	151	344	-	69	801	-	-
Total expenses	22	-	90	151	344	-	69	801	-	-
Net investment income (loss)	(22)	-	73	(83)	(310)	-	(67)	391	-	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	-	-
Investments	(110)	-	(34)	19	43	-	(79)	(3,772)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(159)	-	(491)	(785)	(1,600)	-	(311)	(4,343)	-	-
Net realized and unrealized gain (loss)	(269)	-	(525)	(766)	(1,557)	-	(390)	(8,115)	-	-

Net increase (decrease) in net assets
from operations	$(291)	$-	$(452)	$(849)	$(1,867)	$-	$(457)	$(7,724)	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/M&G Global Basics Portfolio	JNL/M&G Global Leaders Portfolio	JNL/MCM 10 x 10 Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Dow Dividend Portfolio

Investment income
Dividends	$-	$150	$-	$-	$-	$-	$251	$-	$-	$-

Expenses
Insurance charges (Note 3)	13	529	-	-	-	-	84	-	-	-
Total expenses	13	529	-	-	-	-	84	-	-	-
Net investment income (loss)	(13)	(379)	-	-	-	-	167	-	-	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	85	-	-	-
Investments	(135)	(3,272)	-	-	-	-	(162)	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	1,100	-	-	-	-	149	-	-	-
Net realized and unrealized gain (loss)	(135)	(2,172)	-	-	-	-	72	-	-	-

Net increase (decrease) in net assets
from operations	$(148)	$(2,551)	$-	$-	$-	$-	$239	$-	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/MCM Emerging Markets Index Portfolio(a)	JNL/MCM European 30 Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Global Alpha Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM Index 5 Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Nasdaq 25 Portfolio

Investment income
Dividends	$-	$-	$-	$-	$-	$-	$-	$1,268	$-	$-

Expenses
Insurance charges (Note 3)	-	-	-	-	-	-	-	1,990	-	-
Total expenses	-	-	-	-	-	-	-	1,990	-	-
Net investment income (loss)	-	-	-	-	-	-	-	(722)	-	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	-	-
Investments	-	-	-	-	-	-	-	(92,717)	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	-	-	-	91,790	-	-
Net realized and unrealized gain (loss)	-	-	-	-	-	-	-	(927)	-	-

Net increase (decrease) in net assets
from operations	$-	$-	$-	$-	$-	$-	$-	$(1,649)	$-	$-

(a) Commencement of operations August 29, 2011.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/MCM NYSE International 25 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM Pacific Rim 30 Portfolio	JNL/MCM S&P 24 Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio	JNL/MCM S&P SMid 60 Portfolio	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio

Investment income
Dividends	$-	$-	$-	$-	$193	$484	$-	$-	$371	$11

Expenses
Insurance charges (Note 3)	-	-	-	-	666	430	-	-	815	92
Total expenses	-	-	-	-	666	430	-	-	815	92
Net investment income (loss)	-	-	-	-	(473)	54	-	-	(444)	(81)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	1,377	193	-	-	1,524	125
Investments	-	-	-	-	339	215	-	-	1,001	73
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	(2,811)	(543)	-	-	(5,359)	(246)
Net realized and unrealized gain (loss)	-	-	-	-	(1,095)	(135)	-	-	(2,834)	(48)

Net increase (decrease) in net assets
from operations	$-	$-	$-	$-	$(1,568)	$(81)	$-	$-	$(3,278)	$(129)

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/MCM Value Line 30 Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PAM Asia ex-Japan Portfolio	JNL/PAM China-India Portfolio	JNL/PIMCO Real Return Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/PPM America Floating Rate Income Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Mid Cap Value Portfolio

Investment income
Dividends	$-	$-	$203	$-	$-	$83	$1,023	$-	$-	$-

Expenses
Insurance charges (Note 3)	-	-	706	-	-	100	501	-	-	-
Total expenses	-	-	706	-	-	100	501	-	-	-
Net investment income (loss)	-	-	(503)	-	-	(17)	522	-	-	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	420	43	-	-	-
Investments	-	-	(1,592)	-	-	8	331	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	(2,186)	-	-	186	189	-	-	-
Net realized and unrealized gain (loss)	-	-	(3,778)	-	-	614	563	-	-	-

Net increase (decrease) in net assets
from operations	$-	$-	$(4,281)	$-	$-	$597	$1,085	$-	$-	$-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/ PPM America Small Cap Value Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/ Red Rocks Listed Private Equity Portfolio	JNL/S&P 4 Portfolio	JNL/S&P Competitive Advantage Portfolio	JNL/S&P Dividend Income & Growth Portfolio	JNL/S&P Intrinsic Value Portfolio	JNL/ S&P Managed Aggressive Growth Portfolio	JNL/ S&P Managed Conservative Portfolio	JNL/ S&P Managed Growth Portfolio
Investment income
Dividends	$-	$66	$6,101	$-	$3	$11	$6	$734	$-	$6

Expenses
Insurance charges (Note 3)	-	362	509	-	1	28	3	1,042	-	583
Total expenses	-	362	509	-	1	28	3	1,042	-	583
Net investment income (loss)	-	(296)	5,592	-	2	(17)	3	(308)	-	(577)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	1,407	-	29	11	51	-	-	4
Investments	-	(5,272)	(93)	-	-	32	-	1,574	-	(1,052)
Net change in unrealized appreciation
(depreciation) on investments	-	3,909	(24,839)	-	(3)	46	(40)	(8,740)	-	(586)
Net realized and unrealized gain (loss)	-	(1,363)	(23,525)	-	26	89	11	(7,166)	-	(1,634)

Net increase (decrease) in net assets
from operations	$-	$(1,659)	$(17,933)	$-	$28	$72	$14	$(7,474)	$-	$(2,211)

See notes to the financial statements.

JNLNY Separate Account II
Statements of Operations
For the Year Ended December 31, 2011

	JNL/ S&P Managed Moderate Portfolio	JNL/ S&P Managed Moderate Growth Portfolio	JNL/S&P Total Yield Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio

Investment income
Dividends	$-	$2,700	$-	$-	$5	$48	$405	$414	$-	$-

Expenses
Insurance charges (Note 3)	-	3,363	-	1,006	509	14	1,148	602	7	2
Total expenses	-	3,363	-	1,006	509	14	1,148	602	7	2
Net investment income (loss)	-	(663)	-	(1,006)	(504)	34	(743)	(188)	(7)	(2)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	3,031	-	-	2,631	-	-	-	-	-
Investments	-	12,945	-	3,237	210	-	(8,140)	41	-	153
Net change in unrealized appreciation
(depreciation) on investments	-	(19,127)	-	(3,082)	(3,507)	(31)	5,919	775	-	(117)
Net realized and unrealized gain (loss)	-	(3,151)	-	155	(666)	(31)	(2,221)	816	-	36

Net increase (decrease) in net assets
from operations	$-	$(3,814)	$-	$(851)	$(1,170)	$3	$(2,964)	$628	$(7)	$34

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL Disciplined Growth Portfolio	JNL Disciplined Moderate Portfolio	JNL Disciplined Moderate Growth Portfolio	JNL Institutional Alt 20 Portfolio	JNL Institutional Alt 35 Portfolio	JNL Institutional Alt 50 Portfolio	JNL Institutional Alt 65 Portfolio	JNL/American Funds Blue Chip Income and Growth Portfolio	JNL/American Funds Global Bond Portfolio	JNL/American Funds Global Small Capitalization Portfolio

Operations
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$-	$-	$5	$-
Net realized gain (loss) on investments	-	-	-	-	-	-	-	-	1	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	-	-	-	-	(10)	-
Net increase (decrease) in net assets
from operations	-	-	-	-	-	-	-	-	(4)	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	-	-	-	-	-	-	-	1,238	-
Policyholder charges (Note 3)	-	-	-	-	-	-	-	-	(1)	-
Net increase (decrease) in net assets from
contract transactions	-	-	-	-	-	-	-	-	1,237	-

Net increase (decrease) in net assets	-	-	-	-	-	-	-	-	1,233	-

Net assets beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets end of period	$-	$-	$-	$-	$-	$-	$-	$-	$1,233	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	-	-	-	-	-	-	-	-	-

Units Issued	-	-	-	-	-	-	-	-	116	-
Units Redeemed	-	-	-	-	-	-	-	-	-	-

Units Outstanding at December 31, 2011	-	-	-	-	-	-	-	-	116	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/American Funds Growth-Income Portfolio	JNL/American Funds International Portfolio	JNL/American Funds New World Portfolio	JNL/BlackRock Commodity Securities Portfolio	JNL/BlackRock Global Allocation Portfolio	JNL/Brookfield Global Infrastructure Portfolio(a)	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio

Operations
Net investment income (loss)	$-	$-	$-	$-	$2	$-	$-	$(38)	$-	$(276)
Net realized gain (loss) on investments	-	-	-	-	-	-	-	(204)	-	(135)
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	(4)	-	-	(166)	-	(238)
Net increase (decrease) in net assets
from operations	-	-	-	-	(2)	-	-	(408)	-	(649)

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	-	-	-	1,652	-	-	295	-	-
Policyholder charges (Note 3)	-	-	-	-	(1)	-	-	(1)	-	(2)
Net increase (decrease) in net assets from
contract transactions	-	-	-	-	1,651	-	-	294	-	(2)

Net increase (decrease) in net assets	-	-	-	-	1,649	-	-	(114)	-	(651)

Net assets beginning of period	-	-	-	-	-	-	-	958	-	28,008

Net assets end of period	$-	$-	$-	$-	$1,649	$-	$-	$844	$-	$27,357

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	-	-	-	-	-	-	84	-	2,674

Units Issued	-	-	-	-	169	-	-	288	-	-
Units Redeemed	-	-	-	-	-	-	-	(294)	-	-

Units Outstanding at December 31, 2011	-	-	-	-	169	-	-	78	-	2,674

(a) Commencement of operations December 12, 2011.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Founding Strategy Portfolio	JNL/Franklin Templeton Global Growth Portfolio	JNL/Franklin Templeton Global Multisector Bond Portfolio(a)	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Inter- national Small Cap Growth Portfolio	JNL/Franklin Templeton Mutual Shares Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/Goldman Sachs Emerging Markets Debt Portfolio

Operations
Net investment income (loss)	$(110)	$-	$-	$-	$55	$-	$-	$-	$(1,124)	$(29)
Net realized gain (loss) on investments	918	-	-	-	10	-	-	-	8,816	57
Net change in unrealized appreciation
(depreciation) on investments	(1,127)	-	-	-	(89)	-	-	-	(4,061)	(79)
Net increase (decrease) in net assets
from operations	(319)	-	-	-	(24)	-	-	-	3,631	(51)

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	(6,811)	-	-	-	-	-	-	-	(87,869)	-
Transfers between portfolios	166	-	-	-	(91)	-	-	-	-	(1,284)
Policyholder charges (Note 3)	-	-	-	-	(2)	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(6,645)	-	-	-	(93)	-	-	-	(87,869)	(1,284)

Net increase (decrease) in net assets	(6,964)	-	-	-	(117)	-	-	-	(84,238)	(1,335)

Net assets beginning of period	6,964	-	-	-	2,691	-	-	-	84,238	1,335

Net assets end of period	$-	$-	$-	$-	$2,574	$-	$-	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	428	-	-	-	246	-	-	-	5,993	100

Units Issued	104	-	-	-	60	-	-	-	-	99
Units Redeemed	(532)	-	-	-	(73)	-	-	-	(5,993)	(199)

Units Outstanding at December 31, 2011	-	-	-	-	233	-	-	-	-	-

(a) Commencement of operations December 12, 2011.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Goldman Sachs U.S. Equity Flex Portfolio	JNL/Invesco Global Real Estate Portfolio	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/Ivy Asset Strategy Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio

Operations
Net investment income (loss)	$(22)	$-	$73	$(83)	$(310)	$-	$(67)	$391	$-	$-
Net realized gain (loss) on investments	(110)	-	(34)	19	43	-	(79)	(3,772)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(159)	-	(491)	(785)	(1,600)	-	(311)	(4,343)	-	-
Net increase (decrease) in net assets
from operations	(291)	-	(452)	(849)	(1,867)	-	(457)	(7,724)	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	(12,760)	-	-
Transfers between portfolios	(700)	-	218	-	-	-	(663)	1,681	-	-
Policyholder charges (Note 3)	-	-	-	-	-	-	(1)	-	-	-
Net increase (decrease) in net assets from
contract transactions	(700)	-	218	-	-	-	(664)	(11,079)	-	-

Net increase (decrease) in net assets	(991)	-	(234)	(849)	(1,867)	-	(1,121)	(18,803)	-	-

Net assets beginning of period	991	-	6,151	10,264	23,135	-	2,330	56,550	-	-

Net assets end of period	$-	$-	$5,917	$9,415	$21,268	$-	$1,209	$37,747	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	83	-	620	909	1,689	-	208	3,801	-	-

Units Issued	94	-	69	-	-	-	332	151	-	-
Units Redeemed	(177)	-	(43)	-	-	-	(422)	(996)	-	-

Units Outstanding at December 31, 2011	-	-	646	909	1,689	-	118	2,956	-	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/M&G Global Basics Portfolio	JNL/M&G Global Leaders Portfolio	JNL/MCM 10 x 10 Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Dow Dividend Portfolio

Operations
Net investment income (loss)	$(13)	$(379)	$-	$-	$-	$-	$167	$-	$-	$-
Net realized gain (loss) on investments	(135)	(3,272)	-	-	-	-	(77)	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	1,100	-	-	-	-	149	-	-	-
Net increase (decrease) in net assets
from operations	(148)	(2,551)	-	-	-	-	239	-	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	(12,966)	-	-	-	-	-	-	-	-
Transfers between portfolios	148	-	-	-	-	-	(576)	-	-	-
Policyholder charges (Note 3)	-	-	-	-	-	-	(7)	-	-	-
Net increase (decrease) in net assets from
contract transactions	148	(12,966)	-	-	-	-	(583)	-	-	-

Net increase (decrease) in net assets	-	(15,517)	-	-	-	-	(344)	-	-	-

Net assets beginning of period	-	37,717	-	-	-	-	9,534	-	-	-

Net assets end of period	$-	$22,200	$-	$-	$-	$-	$9,190	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	2,106	-	-	-	-	778	-	-	-

Units Issued	99	-	-	-	-	-	426	-	-	-
Units Redeemed	(99)	(772)	-	-	-	-	(493)	-	-	-

Units Outstanding at December 31, 2011	-	1,334	-	-	-	-	711	-	-	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM Emerging Markets Index Portfolio(a)	JNL/MCM European 30 Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Global Alpha Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM Index 5 Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Nasdaq 25 Portfolio

Operations
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$-	$(722)	$-	$-
Net realized gain (loss) on investments	-	-	-	-	-	-	-	(92,717)	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	-	-	-	91,790	-	-
Net increase (decrease) in net assets
from operations	-	-	-	-	-	-	-	(1,649)	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	-	-	-	-	-	-	(192,214)	-	-
Policyholder charges (Note 3)	-	-	-	-	-	-	-	(36)	-	-
Net increase (decrease) in net assets from
contract transactions	-	-	-	-	-	-	-	(192,250)	-	-

Net increase (decrease) in net assets	-	-	-	-	-	-	-	(193,899)	-	-

Net assets beginning of period	-	-	-	-	-	-	-	231,291	-	-

Net assets end of period	$-	$-	$-	$-	$-	$-	$-	$37,392	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	-	-	-	-	-	-	22,253	-	-

Units Issued	-	-	-	-	-	-	-	-	-	-
Units Redeemed	-	-	-	-	-	-	-	(18,525)	-	-

Units Outstanding at December 31, 2011	-	-	-	-	-	-	-	3,728	-	-

(a) Commencement of operations August 29, 2011.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM NYSE International 25 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM Pacific Rim 30 Portfolio	JNL/MCM S&P 24 Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio	JNL/MCM S&P SMid 60 Portfolio	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio

Operations
Net investment income (loss)	$-	$-	$-	$-	$(473)	$54	$-	$-	$(444)	$(81)
Net realized gain (loss) on investments	-	-	-	-	1,716	408	-	-	2,525	198
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	(2,811)	(543)	-	-	(5,359)	(246)
Net increase (decrease) in net assets
from operations	-	-	-	-	(1,568)	(81)	-	-	(3,278)	(129)

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	(15,088)	-	-	-	(7,182)	-
Transfers between portfolios	-	-	-	-	(462)	(1,189)	-	-	171	(244)
Policyholder charges (Note 3)	-	-	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	-	-	-	(15,550)	(1,189)	-	-	(7,011)	(244)

Net increase (decrease) in net assets	-	-	-	-	(17,118)	(1,270)	-	-	(10,289)	(373)

Net assets beginning of period	-	-	-	-	46,301	28,836	-	-	56,100	6,107

Net assets end of period	$-	$-	$-	$-	$29,183	$27,566	$-	$-	$45,811	$5,734

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	-	-	-	3,134	2,553	-	-	4,235	497

Units Issued	-	-	-	-	7	3	-	-	77	21
Units Redeemed	-	-	-	-	(1,092)	(114)	-	-	(642)	(43)

Units Outstanding at December 31, 2011	-	-	-	-	2,049	2,442	-	-	3,670	475

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM Value Line 30 Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PAM Asia ex-Japan Portfolio	JNL/PAM China-India Portfolio	JNL/PIMCO Real Return Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/PPM America Floating Rate Income Portfolio	JNL/PPM America High Yield Bond Portfolio	JNL/PPM America Mid Cap Value Portfolio

Operations
Net investment income (loss)	$-	$-	$(503)	$-	$-	$(17)	$522	$-	$-	$-
Net realized gain (loss) on investments	-	-	(1,592)	-	-	428	374	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	(2,186)	-	-	186	189	-	-	-
Net increase (decrease) in net assets
from operations	-	-	(4,281)	-	-	597	1,085	-	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	(13,781)	-	-	-	-	-	-	-
Transfers between portfolios	-	-	748	-	-	(650)	(5,481)	-	-	-
Policyholder charges (Note 3)	-	-	(3)	-	-	(8)	(8)	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	-	(13,036)	-	-	(658)	(5,489)	-	-	-

Net increase (decrease) in net assets	-	-	(17,317)	-	-	(61)	(4,404)	-	-	-

Net assets beginning of period	-	-	49,356	-	-	10,622	40,255	-	-	-

Net assets end of period	$-	$-	$32,039	$-	$-	$10,561	$35,851	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	-	3,180	-	-	836	2,575	-	-	-

Units Issued	-	-	85	-	-	415	261	-	-	-
Units Redeemed	-	-	(982)	-	-	(496)	(615)	-	-	-

Units Outstanding at December 31, 2011	-	-	2,283	-	-	755	2,221	-	-	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/ PPM America Small Cap Value Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/ Red Rocks Listed Private Equity Portfolio	JNL/S&P 4 Portfolio	JNL/S&P Competitive Advantage Portfolio	JNL/S&P Dividend Income & Growth Portfolio	JNL/S&P Intrinsic Value Portfolio	JNL/ S&P Managed Aggressive Growth Portfolio	JNL/ S&P Managed Conservative Portfolio	JNL/ S&P Managed Growth Portfolio

Operations
Net investment income (loss)	$-	$(296)	$5,592	$-	$2	$(17)	$3	$(308)	$-	$(577)
Net realized gain (loss) on investments	-	(5,272)	1,314	-	29	43	51	1,574	-	(1,048)
Net change in unrealized appreciation
(depreciation) on investments	-	3,909	(24,839)	-	(3)	46	(40)	(8,740)	-	(586)
Net increase (decrease) in net assets
from operations	-	(1,659)	(17,933)	-	28	72	14	(7,474)	-	(2,211)

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	(20,387)	-	-	-	-	-	-	-	(35,999)
Transfers between portfolios	-	-	76,886	-	412	805	828	75,730	-	75
Policyholder charges (Note 3)	-	(3)	-	-	-	(1)	(1)	(34)	-	(31)
Net increase (decrease) in net assets from
contract transactions	-	(20,390)	76,886	-	412	804	827	75,696	-	(35,955)

Net increase (decrease) in net assets	-	(22,049)	58,953	-	440	876	841	68,222	-	(38,166)

Net assets beginning of period	-	27,282	-	-	-	-	-	42,745	-	39,009

Net assets end of period	$-	$5,233	$58,953	$-	$440	$876	$841	$110,967	$-	$843

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	2,986	-	-	-	-	-	3,299	-	3,028

Units Issued	-	-	7,159	-	37	250	73	9,014	-	123
Units Redeemed	-	(2,372)	-	-	-	(171)	-	(3,183)	-	(3,083)

Units Outstanding at December 31, 2011	-	614	7,159	-	37	79	73	9,130	-	68

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/ S&P ManagedModerate Portfolio	JNL/ S&P Managed Moderate Growth Portfolio	JNL/S&P Total Yield Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio

Operations
Net investment income (loss)	$-	$(663)	$-	$(1,006)	$(504)	$34	$(743)	$(188)	$(7)	$(2)
Net realized gain (loss) on investments	-	15,976	-	3,237	2,841	-	(8,140)	41	-	153
Net change in unrealized appreciation
(depreciation) on investments	-	(19,127)	-	(3,082)	(3,507)	(31)	5,919	775	-	(117)
Net increase (decrease) in net assets
from operations	-	(3,814)	-	(851)	(1,170)	3	(2,964)	628	(7)	34

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	(189,385)	-	(41,679)	-	-	(50,584)	-	-	-
Transfers between portfolios	-	39,268	-	(276)	226	4,542	(649)	(556)	831	(987)
Policyholder charges (Note 3)	-	(30)	-	-	(6)	(3)	-	(30)	(1)	-
Net increase (decrease) in net assets from
contract transactions	-	(150,147)	-	(41,955)	220	4,539	(51,233)	(586)	830	(987)

Net increase (decrease) in net assets	-	(153,961)	-	(42,806)	(950)	4,542	(54,197)	42	823	(953)

Net assets beginning of period	-	329,360	-	71,787	32,314	-	83,788	39,603	-	953

Net assets end of period	$-	$175,399	$-	$28,981	$31,364	$4,542	$29,591	$39,645	$823	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	25,238	-	5,643	1,819	-	6,680	2,946	-	83

Units Issued	-	2,971	-	110	117	434	35	50	80	-
Units Redeemed	-	(14,391)	-	(3,413)	(117)	-	(4,270)	(97)	-	(83)

Units Outstanding at December 31, 2011	-	13,818	-	2,340	1,819	434	2,445	2,899	80	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL Institutional Alt 20 Portfolio	JNL Institutional Alt 35 Portfolio	JNL Institutional Alt 50 Portfolio	JNL Institutional Alt 65 Portfolio	JNL/American Funds Blue Chip Income and Growth Portfolio(a)	JNL/American Funds Global Bond Portfolio(a)	JNL/American Funds Global Small Capitalization Portfolio(a)	JNL/American Funds Growth-Income Portfolio(a)	JNL/American Funds International Portfolio(a)	JNL/American Funds New World Portfolio(a)

Operations
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net realized gain (loss) on investments	-	-	-	-	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	-	-	-	-	-	-	-	-	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	-	-	-	-	-	-	-	-	-
Policyholder charges (Note 3)	-	-	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	-	-	-	-	-	-	-	-	-

Net increase (decrease) in net assets	-	-	-	-	-	-	-	-	-	-

Net assets beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets end of period	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	-	-	-	-	-	-	-	-

Units Issued	-	-	-	-	-	-	-	-	-	-
Units Redeemed	-	-	-	-	-	-	-	-	-	-

Units Outstanding at December 31, 2010	-	-	-	-	-	-	-	-	-	-

(a) Commencement of operations May 3, 2010.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/BlackRock Commodity Securities Portfolio	JNL/BlackRock Global Allocation Portfolio(a)	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Founding Strategy Portfolio	JNL/Franklin Templeton Global Growth Portfolio	JNL/Franklin Templeton Income Portfolio

Operations
Net investment income (loss)	$(1)	$-	$-	$-	$(1)	$(317)	$(77)	$-	$-	$74
Net realized gain (loss) on investments	33	-	-	13	22	(940)	(121)	-	-	1
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	125	-	3,859	1,980	-	-	117
Net increase (decrease) in net assets
from operations	32	-	-	138	21	2,602	1,782	-	-	192

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	(32)	-	-	821	(21)	(11)	(29)	-	-	2,501
Policyholder charges (Note 3)	-	-	-	(1)	-	(4)	-	-	-	(2)
Net increase (decrease) in net assets from
contract transactions	(32)	-	-	820	(21)	(15)	(29)	-	-	2,499

Net increase (decrease) in net assets	-	-	-	958	-	2,587	1,753	-	-	2,691

Net assets beginning of period	-	-	-	-	-	25,421	5,211	-	-	-

Net assets end of period	$-	$-	$-	$958	$-	$28,008	$6,964	$-	$-	$2,691

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	-	-	-	2,675	428	-	-	-

Units Issued	170	-	-	164	282	167	87	-	-	246
Units Redeemed	(170)	-	-	(80)	(282)	(168)	(87)	-	-	-

Units Outstanding at December 31, 2010	-	-	-	84	-	2,674	428	-	-	246

(a) Commencement of operations October 11, 2010.

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Franklin Templeton Inter- national Small Cap Growth Portfolio	JNL/Franklin Templeton Mutual Shares Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/Goldman Sachs Emerging Markets Debt Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Goldman Sachs U.S. Equity Flex Portfolio	JNL/Invesco Global Real Estate Portfolio	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio

Operations
Net investment income (loss)	$-	$(398)	$(35)	$569	$2	$(2)	$-	$133	$(71)	$(253)
Net realized gain (loss) on investments	9	(1,811)	(175)	1,901	3	1	-	(506)	44	(39)
Net change in unrealized appreciation
(depreciation) on investments	-	4,127	595	2,981	80	159	-	1,214	1,038	3,474
Net increase (decrease) in net assets
from operations	9	1,918	385	5,451	85	158	-	841	1,011	3,182

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	(31,728)	(2,909)	(11,029)	-	-	-	-	-	-
Transfers between portfolios	(9)	(24)	-	-	1,251	834	-	93	(24)	(50)
Policyholder charges (Note 3)	-	-	-	(8)	(1)	(1)	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(9)	(31,752)	(2,909)	(11,037)	1,250	833	-	93	(24)	(50)

Net increase (decrease) in net assets	-	(29,834)	(2,524)	(5,586)	1,335	991	-	934	987	3,132

Net assets beginning of period	-	29,834	2,524	89,824	-	-	-	5,217	9,277	20,003

Net assets end of period	$-	$-	$-	$84,238	$1,335	$991	$-	$6,151	$10,264	$23,135

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	3,955	293	6,775	-	-	-	607	909	1,689

Units Issued	119	210	-	-	100	83	-	265	160	204
Units Redeemed	(119)	(4,165)	(293)	(782)	-	-	-	(252)	(160)	(204)

Units Outstanding at December 31, 2010	-	-	-	5,993	100	83	-	620	909	1,689

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Invesco Small Cap Growth Portfolio	JNL/Ivy Asset Strategy Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/M&G Global Basics Portfolio	JNL/M&G Global Leaders Portfolio	JNL/MCM 10 x 10 Portfolio

Operations
Net investment income (loss)	$-	$(15)	$635	$-	$(167)	$-	$(332)	$-	$-	$-
Net realized gain (loss) on investments	-	1	(1,079)	-	1,138	16	(174)	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	261	3,913	-	312	-	7,113	-	-	-
Net increase (decrease) in net assets
from operations	-	247	3,469	-	1,283	16	6,607	-	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	2,085	1,926	-	(20,673)	(16)	-	-	-	-
Policyholder charges (Note 3)	-	(2)	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	2,083	1,926	-	(20,673)	(16)	-	-	-	-

Net increase (decrease) in net assets	-	2,330	5,395	-	(19,390)	-	6,607	-	-	-

Net assets beginning of period	-	-	51,155	-	19,390	-	31,110	-	-	-

Net assets end of period	$-	$2,330	$56,550	$-	$-	$-	$37,717	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	3,644	-	1,627	-	2,106	-	-	-

Units Issued	-	208	398	-	-	70	-	-	-	-
Units Redeemed	-	-	(241)	-	(1,627)	(70)	-	-	-	-

Units Outstanding at December 31, 2010	-	208	3,801	-	-	-	2,106	-	-	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Dow Dividend Portfolio	JNL/MCM European 30 Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Global Alpha Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM Index 5 Portfolio

Operations
Net investment income (loss)	$-	$178	$-	$-	$-	$-	$-	$-	$-	$-
Net realized gain (loss) on investments	-	17	-	-	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	(241)	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	-	(46)	-	-	-	-	-	-	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	9,587	-	-	-	-	-	-	-	-
Policyholder charges (Note 3)	-	(7)	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	9,580	-	-	-	-	-	-	-	-

Net increase (decrease) in net assets	-	9,534	-	-	-	-	-	-	-	-

Net assets beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets end of period	$-	$9,534	$-	$-	$-	$-	$-	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	-	-	-	-	-	-	-	-

Units Issued	-	779	-	-	-	-	-	-	-	-
Units Redeemed	-	(1)	-	-	-	-	-	-	-	-

Units Outstanding at December 31, 2010	-	778	-	-	-	-	-	-	-	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Nasdaq 25 Portfolio	JNL/MCM NYSE International 25 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM Pacific Rim 30 Portfolio	JNL/MCM S&P 24 Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio

Operations
Net investment income (loss)	$-	$1,461	$-	$-	$-	$(1)	$-	$-	$(341)	$(32)
Net realized gain (loss) on investments	-	(2,057)	-	-	-	16	-	-	40	63
Net change in unrealized appreciation
(depreciation) on investments	-	31,405	-	-	-	-	-	-	9,427	3,148
Net increase (decrease) in net assets
from operations	-	30,809	-	-	-	15	-	-	9,126	3,179

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	-	-	-
Transfers between portfolios	-	-	-	-	-	(15)	-	-	(2,309)	1,172
Policyholder charges (Note 3)	-	(37)	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	(37)	-	-	-	(15)	-	-	(2,309)	1,172

Net increase (decrease) in net assets	-	30,772	-	-	-	-	-	-	6,817	4,351

Net assets beginning of period	-	200,519	-	-	-	-	-	-	39,484	24,485

Net assets end of period	$-	$231,291	$-	$-	$-	$-	$-	$-	$46,301	$28,836

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	22,257	-	-	-	-	-	-	3,313	2,443

Units Issued	-	-	-	-	-	75	-	-	17	134
Units Redeemed	-	(4)	-	-	-	(75)	-	-	(196)	(24)

Units Outstanding at December 31, 2010	-	22,253	-	-	-	-	-	-	3,134	2,553

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/MCM S&P SMid 60 Portfolio	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio	JNL/MCM Value Line 30 Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PAM Asia ex-Japan Portfolio	JNL/PAM China-India Portfolio	JNL/PIMCO Real Return Portfolio

Operations
Net investment income (loss)	$-	$-	$(423)	$(73)	$-	$-	$(369)	$-	$-	$67
Net realized gain (loss) on investments	-	-	231	17	-	-	(873)	-	-	203
Net change in unrealized appreciation
(depreciation) on investments	-	-	11,558	652	-	-	7,600	-	-	(63)
Net increase (decrease) in net assets
from operations	-	-	11,366	596	-	-	6,358	-	-	207

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	(4,496)	-	-	-
Transfers between portfolios	-	-	(2,392)	93	-	-	525	-	-	10,422
Policyholder charges (Note 3)	-	-	-	-	-	-	(3)	-	-	(7)
Net increase (decrease) in net assets from
contract transactions	-	-	(2,392)	93	-	-	(3,974)	-	-	10,415

Net increase (decrease) in net assets	-	-	8,974	689	-	-	2,384	-	-	10,622

Net assets beginning of period	-	-	47,126	5,418	-	-	46,972	-	-	-

Net assets end of period	$-	$-	$56,100	$6,107	$-	$-	$49,356	$-	$-	$10,622

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	4,428	487	-	-	3,440	-	-	-

Units Issued	-	-	87	32	-	-	180	-	-	837
Units Redeemed	-	-	(280)	(22)	-	-	(440)	-	-	(1)

Units Outstanding at December 31, 2010	-	-	4,235	497	-	-	3,180	-	-	836

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/PIMCO Total Return Bond Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Mid Cap Value Portfolio	JNL/ PPM America Small Cap Value Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/ Red Rocks Listed Private Equity Portfolio	JNL/S&P 4 Portfolio	JNL/S&P Competitive Advantage Portfolio	JNL/S&P Disciplined Growth Portfolio	JNL/S&P Disciplined Moderate Portfolio

Operations
Net investment income (loss)	$(413)	$(63)	$-	$-	$(70)	$-	$-	$-	$-	$-
Net realized gain (loss) on investments	6,541	278	-	-	(124)	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	(363)	395	-	-	3,899	-	-	-	-	-
Net increase (decrease) in net assets
from operations	5,765	610	-	-	3,705	-	-	-	-	-

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	(42,474)	(5,147)	-	-	-	-	-	-	-	-
Transfers between portfolios	(11,429)	-	-	-	-	-	-	-	-	-
Policyholder charges (Note 3)	(12)	-	-	-	(4)	-	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(53,915)	(5,147)	-	-	(4)	-	-	-	-	-

Net increase (decrease) in net assets	(48,150)	(4,537)	-	-	3,701	-	-	-	-	-

Net assets beginning of period	88,405	4,537	-	-	23,581	-	-	-	-	-

Net assets end of period	$40,255	$-	$-	$-	$27,282	$-	$-	$-	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	5,992	381	-	-	2,986	-	-	-	-	-

Units Issued	-	-	-	-	-	-	-	-	-	-
Units Redeemed	(3,417)	(381)	-	-	-	-	-	-	-	-

Units Outstanding at December 31, 2010	2,575	-	-	-	2,986	-	-	-	-	-

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/S&P Disciplined Moderate Growth Portfolio	JNL/S&P Dividend Income & Growth Portfolio	JNL/S&P Intrinsic Value Portfolio	JNL/ S&P Managed Aggressive Growth Portfolio	JNL/ S&P Managed Conservative Portfolio	JNL/ S&P Managed Growth Portfolio	JNL/ S&P Managed Moderate Portfolio	JNL/ S&P Managed Moderate Growth Portfolio	JNL/S&P Total Yield Portfolio	JNL/Select Balanced Portfolio

Operations
Net investment income (loss)	$-	$-	$(1)	$(301)	$-	$(192)	$-	$(1,166)	$-	$(184)
Net realized gain (loss) on investments	-	-	27	(55)	-	(52)	-	(562)	-	137
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	6,049	-	5,155	-	36,425	-	3,828
Net increase (decrease) in net assets
from operations	-	-	26	5,693	-	4,911	-	34,697	-	3,781

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-	-	(30,000)	-	(6,148)
Transfers between portfolios	-	-	(26)	417	-	833	-	(413)	-	2,501
Policyholder charges (Note 3)	-	-	-	(64)	-	(31)	-	-	-	(39)
Net increase (decrease) in net assets from
contract transactions	-	-	(26)	353	-	802	-	(30,413)	-	(3,686)

Net increase (decrease) in net assets	-	-	-	6,046	-	5,713	-	4,284	-	95

Net assets beginning of period	-	-	-	36,699	-	33,296	-	325,076	-	39,508

Net assets end of period	$-	$-	$-	$42,745	$-	$39,009	$-	$329,360	$-	$39,603

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	-	-	3,267	-	2,957	-	27,774	-	3,208

Units Issued	-	-	163	37	-	74	-	-	-	203
Units Redeemed	-	-	(163)	(5)	-	(3)	-	(2,536)	-	(465)

Units Outstanding at December 31, 2010	-	-	-	3,299	-	3,028	-	25,238	-	2,946

See notes to the financial statements.

JNLNY Separate Account II
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Select Money Market Portfolio	JNL/ Select Value Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio

Operations
Net investment income (loss)	$(450)	$2	$(1,529)	$(457)	$-	$(376)
Net realized gain (loss) on investments	-	1	673	1,361	-	(810)
Net change in unrealized appreciation
(depreciation) on investments	-	117	14,997	7,008	-	11,499
Net increase (decrease) in net assets
from operations	(450)	120	14,141	7,912	-	10,313

Contract transactions 1
Purchase payments	-	-	-	-	-	-
Surrenders and terminations	(7,125)	-	(49,505)	(7,327)	-	-
Transfers between portfolios	(28,023)	834	(623)	(26)	-	1,359
Policyholder charges (Note 3)	(30)	(1)	-	(9)	-	-
Net increase (decrease) in net assets from
contract transactions	(35,178)	833	(50,128)	(7,362)	-	1,359

Net increase (decrease) in net assets	(35,628)	953	(35,987)	550	-	11,672

Net assets beginning of period	35,628	-	107,774	31,764	-	72,116

Net assets end of period	$-	$953	$71,787	$32,314	$-	$83,788

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	3,363	-	9,745	2,253	-	6,564

Units Issued	-	83	293	74	-	279
Units Redeemed	(3,363)	-	(4,395)	(508)	-	(163)

Units Outstanding at December 31, 2010	-	83	5,643	1,819	-	6,680

See notes to the financial statements.

JNLNY Separate Account II
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company of New York (“Jackson”) established JNLNY Separate Account II (the “Separate Account”) on November 10, 1998.  The Separate Account commenced operations on September 1, 2000, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on directions of the contract holder, net premiums for individual flexible premium variable annuity contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contains one hundred (100) Portfolios as of December 31, 2011, each of which invests in the following series of mutual funds (“Funds”):

JLN Series TRUST
JNL Disciplined Growth Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/PAM Asia ex-Japan Fund
JNL Disciplined Moderate Fund	JNL/Goldman Sachs Emerging Markets Debt Fund(1)	JNL/PAM China-India Fund
JNL Disciplined Moderate Growth Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/PIMCO Real Return Fund
JNL Institutional Alt 20 Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/PIMCO Total Return Bond Fund
JNL Institutional Alt 35 Fund	JNL/Invesco Global Real Estate Fund	JNL/PPM America Floating Rate Income Fund
JNL Institutional Alt 50 Fund	JNL/Invesco International Growth Fund	JNL/PPM America High Yield Bond Fund
JNL Institutional Alt 65 Fund(1)	JNL/Invesco Large Cap Growth Fund	JNL/PPM America Mid Cap Value Fund
JNL/American Funds Blue Chip Income and Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/PPM America Small Cap Value Fund
JNL/American Funds Global Bond Fund	JNL/Ivy Asset Strategy Fund	JNL/PPM America Value Equity Fund
JNL/American Funds Global Small Capitalization Fund	JNL/JPMorgan International Value Fund	JNL/Red Rocks Listed Private Equity Fund(1)
JNL/American Funds Growth-Income Fund	JNL/JPMorgan MidCap Growth Fund	JNL/S&P 4 Fund
JNL/American Funds International Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/S&P Competitive Advantage Fund
JNL/American Funds New World Fund	JNL/Lazard Emerging Markets Fund(1)	JNL/S&P Dividend Income & Growth Fund
JNL/BlackRock Commodity Securities Fund	JNL/Lazard Mid Cap Equity Fund	JNL/S&P Intrinsic Value Fund
JNL/BlackRock Global Allocation Fund(2)	JNL/M&G Global Basics Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/Brookfield Global Infrastructure Fund	JNL/M&G Global Leaders Fund	JNL/S&P Managed Conservative Fund
JNL/Capital Guardian Global Balanced Fund	JNL/MCM 10 x 10 Fund*	JNL/S&P Managed Growth Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/MCM Bond Index Fund*	JNL/S&P Managed Moderate Fund
JNL/Capital Guardian U.S. Growth Equity Fund	JNL/MCM Emerging Markets Index Fund*	JNL/S&P Managed Moderate Growth Fund
JNL/Eagle Core Equity Fund	JNL/MCM European 30 Fund*	JNL/S&P Total Yield Fund
JNL/Eagle SmallCap Equity Fund	JNL/MCM Global Alpha Fund(1)*	JNL/T. Rowe Price Established Growth Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL/MCM Index 5 Fund*	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Franklin Templeton Global Growth Fund	JNL/MCM International Index Fund*	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/MCM Pacific Rim 30 Fund*	JNL/T. Rowe Price Value Fund
JNL/Franklin Templeton Income Fund	JNL/MCM S&P 400 MidCap Index Fund*	JNL/WMC Balanced Fund
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/MCM S&P 500 Index Fund*	JNL/WMC Money Market Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/MCM Small Cap Index Fund*	JNL/WMC Value Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/Oppenheimer Global Growth Fund

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 1 – Organization (continued)

JNL Variable Fund LLC
JNL/MCM 25 Fund*	JNL/MCM JNL 5 Fund*	JNL/MCM S&P® SMid 60 Fund*
JNL/MCM Communications Sector Fund*	JNL/MCM JNL Optimized 5 Fund*	JNL/MCM Select Small-Cap Fund*
JNL/MCM Consumer Brands Sector Fund*	JNL/MCM Nasdaq® 25 Fund*	JNL/MCM Technology Sector Fund*
JNL/MCM Dow SM Dividend Fund*	JNL/MCM NYSE® International 25 Fund*	JNL/MCM Value Line® 30 Fund*
JNL/MCM Financial Sector Fund*	JNL/MCM Oil & Gas Sector Fund*	JNL/MCM VIP Fund*
JNL/MCM Healthcare Sector Fund*	JNL/MCM S&P® 24 Fund*

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

During the year ended December 31, 2011, the following Funds changed names:

PRIOR PORTFOLIO NAME	CURRENT PORTFOLIO NAME	EFFECTIVE DATE
JNL/Select Balanced Fund	JNL/WMC Balanced Fund	May 2, 2011
JNL/Select Money Market Fund	JNL/WMC Money Market Fund	May 2, 2011
JNL/Select Value Fund	JNL/WMC Value Fund	May 2, 2011
JNL/S&P Disciplined Growth Fund	JNL Disciplined Growth Fund(3)	August 29, 2011
JNL/S&P Disciplined Moderate Fund	JNL Disciplined Moderate Fund(3)	August 29, 2011
JNL/S&P Disciplined Moderate Growth Fund	JNL Disciplined Moderate Growth Fund(3)	August 29, 2011

(1) Effective August 29, 2011, JNL Institutional Alt 65 Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management Global Alpha Fund, and JNL/Red Rocks Listed Private Equity Fund closed to new investors but remained open to the JNL Series Trust's fund of funds.

(2) Effective February 22, 2011, JNL/BlackRock Global Allocation Fund was removed as an investment option for all new investment allocations, but any current investment balances as of February 22, 2011, remained in the Fund.  Prior to August 27, 2011, the Fund had a Master-Feeder structure and invested substantially all its assets in shares of BlackRock Global Allocation Portfolio, a series of BlackRock Series Fund, Inc.  At close of business August 26, 2011, the Fund received a pro rata share of cash, securities, and receivables from the BlackRock Global Allocation Portfolio in a complete liquidation of its interest in the Master Fund.  At this time the Fund was reorganized from a Master-Feeder structure to a Sub-Advised Fund and began investing directly in securities rather than through the Master Fund.  Effective August 29, 2011, JNL/BlackRock Global Allocation Fund was reopened to all investors.

(3) These name changes are due to changes in sub-adviser.

* MCM denotes the sub-adviser Mellon Capital Management throughout these financial statements.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.
Investments

The Separate Account’s investments in the corresponding series of mutual funds are stated at the closing net asset values of the respective Funds.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account.  Investments in the Funds are recorded on trade date.  Realized gain distributions and dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income or gain to the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax has been provided.

Topic 820 in the Accounting Standards Codification (ASC 820), “Fair Value Measurements”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of a Fund’s investments under ASC 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including a Fund’s own assumptions in determining the fair value of the investment.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2011, all of the Separate Account's investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1.  The characterization of the underlying securities held by the Funds in accordance with ASC 820 differs from the characterization of an investment in the fund.

ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”
In May 2011 FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurements to changes in unobservable or Level 3 valuation inputs.

For the year ended December 31, 2011, there were no transfers between Level 1 and Level 2 securities.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 3 – Policy Charges

Charges are deducted from the Separate Account and remitted to Jackson, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

Policyholder Charges

Contract Maintenance Charge

An annual contract maintenance charge of $30 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract.  The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date.  This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed.  The charge is deducted by redeeming units.  For the years ended December 31, 2011 and 2010, contract maintenance charges were assessed in the amount of $210 and $263, respectively.

Transfer Charge

A transfer charge of $25 will apply to transfers made by contract holders between the portfolios in excess of 15 transfers in a contract year.  Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs.  This charge will be deducted from the amount transferred prior to the allocation to a different portfolio.  For the years ended December 31, 2011 and 2010, there were no transfer charges assessed.

Optional Benefit Charges

Guaranteed Minimum Withdrawal Benefit Charge.  If this benefit has been selected, Jackson will assess an annual charge of 0.51% - 1.86%, depending on the benefit chosen.  The charge will be deducted each calendar quarter from the contract value by redeeming units.

Asset-based Charges

Insurance Charges

Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%.  The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and the issuance and maintenance of contracts and is assessed through the unit value calculation.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks.  The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  The expense risk assumed by Jackson is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes.  Jackson pays these taxes and may make a deduction from the value of the contract for them.  Premium taxes will not exceed 2.0%.  Currently, New York does not impose premium taxes.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2011, purchases and proceeds from sales of investments are as follows:

JNL Series Trust
	Purchases	Proceeds from Sales		Purchases	Proceeds from Sales
JNL Disciplined Growth Fund	$-	$-	JNL/Invesco Global Real Estate Fund	$811	$520
JNL Disciplined Moderate Fund	-	-	JNL/Invesco International Growth Fund	68	151
JNL Disciplined Moderate Growth Fund	-	-	JNL/Invesco Large Cap Growth Fund	34	344
JNL Institutional Alt 20 Fund	-	-	JNL/Invesco Small Cap Growth Fund	-	-
JNL Institutional Alt 35 Fund	-	-	JNL/Ivy Asset Strategy Fund	3,747	4,479
JNL Institutional Alt 50 Fund	-	-	JNL/JPMorgan International Value Fund	3,113	13,801
JNL Institutional Alt 65 Fund	-	-	JNL/JPMorgan MidCap Growth Fund	-	-
JNL/American Funds Blue Chip Income and Growth Fund	-	-	JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-
JNL/American Funds Global Bond Fund	1,248	5	JNL/Lazard Emerging Markets Fund	1,305	1,170
JNL/American Funds Global Small Capitalization Fund	-	-	JNL/Lazard Mid Cap Equity Fund	150	13,496
JNL/American Funds Growth-Income Fund	-	-	JNL/M&G Global Basics Fund	-	-
JNL/American Funds International Fund	-	-	JNL/M&G Global Leaders Fund	-	-
JNL/American Funds New World Fund	-	-	JNL/MCM 10 x 10 Fund	-	-
JNL/BlackRock Commodity Securities Fund	-	-	JNL/MCM Bond Index Fund	5,777	6,107
JNL/BlackRock Global Allocation Fund	1,659	6	JNL/MCM Emerging Markets Index Fund	-	-
JNL/Brookfield Global Infrastructure Fund	-	-	JNL/MCM European 30 Fund	-	-
JNL/Capital Guardian Global Balanced Fund	-	-	JNL/MCM Global Alpha Fund	-	-
JNL/Capital Guardian Global Diversified Research Fund	3,372	3,116	JNL/MCM Index 5 Fund	-	-
JNL/Capital Guardian U.S. Growth Equity Fund	-	-	JNL/MCM International Index Fund	-	-
JNL/Eagle Core Equity Fund	146	425	JNL/MCM Pacific Rim 30 Fund	-	-
JNL/Eagle SmallCap Equity Fund	1,740	8,494	JNL/MCM S&P 400 MidCap Index Fund	1,667	16,313
JNL/Franklin Templeton Founding Strategy Fund	-	-	JNL/MCM S&P 500 Index Fund	709	1,650
JNL/Franklin Templeton Global Growth Fund	-	-	JNL/MCM Small Cap Index Fund	2,819	8,750
JNL/Franklin Templeton Global Multisector Bond Fund	-	-	JNL/Oppenheimer Global Growth Fund	1,381	14,919
JNL/Franklin Templeton Income Fund	783	821	JNL/PAM Asia ex-Japan Fund	-	-
JNL/Franklin Templeton International Small Cap Growth Fund	-	-	JNL/PAM China-India Fund	-	-
JNL/Franklin Templeton Mutual Shares Fund	-	-	JNL/PIMCO Real Return Fund	6,171	6,427
JNL/Franklin Templeton Small Cap Value Fund	-	-	JNL/PIMCO Total Return Bond Fund	5,196	10,119
JNL/Goldman Sachs Core Plus Bond Fund	-	88,993	JNL/PPM America Floating Rate Income Fund	-	-
JNL/Goldman Sachs Emerging Markets Debt Fund	1,300	2,613	JNL/PPM America High Yield Bond Fund	-	-
JNL/Goldman Sachs Mid Cap Value Fund	1,152	1,874	JNL/PPM America Mid Cap Value Fund	-	-
JNL/Goldman Sachs U.S. Equity Flex Fund	-	-	JNL/PPM America Small Cap Value Fund	-	-

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments (continued)

JNL Series Trust (continued)
	Purchases	Proceeds from Sales		Purchases	Proceeds from Sales
JNL/PPM America Value Equity Fund	$66	$20,752	JNL/S&P Managed Moderate Growth Fund	$45,101	$192,880
JNL/Red Rocks Listed Private Equity Fund	84,394	509	JNL/S&P Total Yield Fund	-	-
JNL/S&P 4 Fund	-	-	JNL/T. Rowe Price Established Growth Fund	1,425	44,386
JNL/S&P Competitive Advantage Fund	445	2	JNL/T. Rowe Price Mid-Cap Growth Fund	4,811	2,464
JNL/S&P Dividend Income & Growth Fund	2,631	1,833	JNL/T. Rowe Price Short-Term Bond Fund	4,591	17
JNL/S&P Intrinsic Value Fund	884	3	JNL/T. Rowe Price Value Fund	831	52,808
JNL/S&P Managed Aggressive Growth Fund	118,174	42,786	JNL/WMC Balanced Fund	1,099	1,873
JNL/S&P Managed Conservative Fund	-	-	JNL/WMC Money Market Fund	830	7
JNL/S&P Managed Growth Fund	1,640	38,168	JNL/WMC Value Fund	-	989
JNL/S&P Managed Moderate Fund	-	-

JNL Variable Fund LLC
	Purchases	Proceeds from Sales		Purchases	Proceeds from Sales
JNL/MCM 25 Fund	$-	$-	JNL/MCM NYSE® International 25 Fund	$-	$-
JNL/MCM Communications Sector Fund	-	-	JNL/MCM Oil & Gas Sector Fund	-	-
JNL/MCM Consumer Brands Sector Fund	-	-	JNL/MCM S&P® 24 Fund	-	-
JNL/MCM Dow SM Dividend Fund	-	-	JNL/MCM S&P® SMid 60 Fund	-	-
JNL/MCM Financial Sector Fund	-	-	JNL/MCM Select Small-Cap Fund	-	-
JNL/MCM Healthcare Sector Fund	-	-	JNL/MCM Technology Sector Fund	398	597
JNL/MCM JNL 5 Fund	1,268	194,239	JNL/MCM Value Line® 30 Fund	-	-
JNL/MCM JNL Optimized 5 Fund	-	-	JNL/MCM VIP Fund	-	-
JNL/MCM Nasdaq® 25 Fund	-	-

Note 5 – Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are available to be issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

The following is a summary for each period in the five-year period ended December 31, 2011 of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other portfolio data. Unit values for portfolios that do not have any assets at period end are calculated based on the net asset value of the underlying fund less expenses charged directly to the Separate Account.

	JNL Disciplined Growth Portfolio(a)	JNL Disciplined Moderate Portfolio(a)	JNL Disciplined Moderate Growth Portfolio(a)	JNL Institutional Alt 20 Portfolio(b)	JNL Institutional Alt 35 Portfolio(b)	JNL Institutional Alt 50 Portfolio(b)	JNL Institutional Alt 65 Portfolio(b)	JNL/American Funds Blue Chip Income and Growth Portfolio(c)	JNL/American Funds Global Bond Portfolio(c)	JNL/American Funds Global Small Capitalization Portfolio(c)

Period ended December 31, 2011

Unit Value	$8.229850	$9.682800	$8.910433	$13.459373	$13.978745	$14.272991	$14.690438	$10.007554	$10.633739	$8.762312
1 Net Assets (in thousands)	$-	$-	$-	$-	$-	$-	$-	$-	$1	$-
1 Units Outstanding (in thousands)	-	-	-	-	-	-	-	-	0	-
Total Return ****	-4.58%	-0.78%	-2.34%	-4.01%	-5.24%	-6.05%	-6.84%	-2.72%	2.78%	-20.63%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.73%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$8.624755	$9.758844	$9.123561	$14.022092	$14.751786	$15.191369	$15.768398	$10.287177	$10.346585	$11.039652
Net Assets (in thousands)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Units Outstanding (in thousands)	-	-	-	-	-	-	-	-	-	-
Total Return ****	11.06%	9.45%	11.60%	11.37%	12.66%	13.19%	14.13%	2.87%*	3.47%*	10.40%*
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$7.766014	$8.916478	$8.175096	$12.590053	$13.094438	$13.420810	$13.816407	n/a	n/a	n/a
Net Assets (in thousands)	$-	$-	$-	$-	$-	$-	$-	n/a	n/a	n/a
Units Outstanding (in thousands)	-	-	-	-	-	-	-	n/a	n/a	n/a
Total Return ****	23.52%	16.91%	20.95%	25.90%*	30.94%*	34.21%*	38.16%*	n/a	n/a	n/a
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	n/a	n/a	n/a
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	n/a	n/a

Period ended December 31, 2008

Unit Value	$6.287077	$7.626918	$6.759314	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Net Assets (in thousands)	$-	$-	$-	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	-	-	-	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return ****	-40.11%	-27.69%	-35.74%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio **	0.00%	0.00%	0.00%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses ***	1.50%	1.50%	1.50%	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2007

Unit Value	$10.498337	$10.547636	$10.518055	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Net Assets (in thousands)	$-	$-	$-	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	-	-	-	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return ****	4.98%*	5.48%*	5.18%*	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio **	0.00%	0.00%	0.00%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses ***	1.50%	1.50%	1.50%	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to  0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations April 6, 2009.
(c) Commencement of operations May 3, 2010.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/American Funds Growth-Income Portfolio(b)	JNL/American Funds International Portfolio(b)	JNL/American Funds New World Portfolio(b)	JNL/BlackRock Commodity Securities Portfolio(a)	JNL/BlackRock Global Allocation Portfolio(c)	JNL/Brookfield Global Infrastructure Portfolio(d)	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio

Period ended December 31, 2011

Unit Value	$9.958104	$9.061166	$9.495887	$10.267355	$9.773467	$10.352340	$11.762785	$10.673638	$6.321959	$10.228217
1 Net Assets (in thousands)	$-	$-	$-	$-	$2	$-	$-	$1	$-	$27
1 Units Outstanding (in thousands)	-	-	-	-	0	-	-	0	-	3
Total Return ****	-3.75%	-15.65%	-15.57%	-8.74%	-5.26%	3.52%*	-6.17%	-5.92%	-0.75%	-2.31%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.42%	0.00%	0.00%	0.26%	0.00%	0.52%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$10.346593	$10.742628	$11.247572	$11.251067	$10.315607	n/a	$12.536316	$11.344888	$6.369602	$10.470457
Net Assets (in thousands)	$-	$-	$-	$-	$-	n/a	$-	$1	$-	$28
Units Outstanding (in thousands)	-	-	-	-	-	n/a	-	0	-	3
Total Return ****	3.47%*	7.43%*	12.48%*	15.69%	3.16%*	n/a	7.39%	10.10%	11.00%	10.19%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.00%	n/a	0.00%	0.68%	0.00%	0.27%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	$9.724827	n/a	n/a	$11.673565	$10.303883	$5.738542	$9.502054
Net Assets (in thousands)	n/a	n/a	n/a	$-	n/a	n/a	$-	$-	$-	$25
Units Outstanding (in thousands)	n/a	n/a	n/a	-	n/a	n/a	-	-	-	3
Total Return ****	n/a	n/a	n/a	47.70%	n/a	n/a	20.66%	36.17%	32.81%	31.84%
Investment Income Ratio **	n/a	n/a	n/a	0.00%	n/a	n/a	0.00%	0.00%	0.00%	1.18%
Ratio of Expenses ***	n/a	n/a	n/a	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2008

Unit Value	n/a	n/a	n/a	$6.584201	n/a	n/a	$9.675042	$7.566836	$4.320987	$7.207435
Net Assets (in thousands)	n/a	n/a	n/a	$-	n/a	n/a	$-	$-	$-	$19
Units Outstanding (in thousands)	n/a	n/a	n/a	-	n/a	n/a	-	-	-	3
Total Return ****	n/a	n/a	n/a	-51.95%	n/a	n/a	-29.35%	-43.34%	-41.76%	-39.94%
Investment Income Ratio **	n/a	n/a	n/a	0.00%	n/a	n/a	0.00%	0.00%	0.00%	2.76%
Ratio of Expenses ***	n/a	n/a	n/a	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2007

Unit Value	n/a	n/a	n/a	$13.702074	n/a	n/a	$13.695002	$13.354475	$7.418940	$12.001288
Net Assets (in thousands)	n/a	n/a	n/a	$-	n/a	n/a	$-	$-	$7	$32
Units Outstanding (in thousands)	n/a	n/a	n/a	-	n/a	n/a	-	-	1	3
Total Return ****	n/a	n/a	n/a	37.02%*	n/a	n/a	6.34%	18.84%	8.09%	-0.92%
Investment Income Ratio **	n/a	n/a	n/a	0.00%	n/a	n/a	0.00%	0.00%	0.00%	1.98%
Ratio of Expenses ***	n/a	n/a	n/a	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations May 3, 2010.
(c) Commencement of operations October 11, 2010.
(d) Commencement of operations December 12, 2011.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Founding Strategy Portfolio(a)	JNL/Franklin Templeton Global Growth Portfolio(a)	JNL/Franklin Templeton Global Multisector Bond Portfolio(d)	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Inter- national Small Cap Growth Portfolio(b)	JNL/Franklin Templeton Mutual Shares Portfolio(a)	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/Goldman Sachs Emerging Markets Debt Portfolio(c)

Period ended December 31, 2011

Unit Value	$15.670666	$8.477111	$7.298097	$10.052559	$11.071342	$6.740897	$8.106273	$10.332946	$14.714187	$12.545061
1 Net Assets (in thousands)	$-	$-	$-	$-	$3	$-	$-	$-	$-	$-
1 Units Outstanding (in thousands)	-	-	-	-	0	-	-	-	-	-
Total Return ****	-3.76%	-2.83%	-7.48%	0.53%*	1.02%	-15.65%	-2.14%	-4.17%	4.68%	-6.08%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	3.25%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$16.283127	$8.723714	$7.887805	n/a	$10.960058	$7.991690	$8.283140	$10.782798	$14.056559	$13.357296
Net Assets (in thousands)	$7	$-	$-	n/a	$3	$-	$-	$-	$84	$1
Units Outstanding (in thousands)	0	-	-	n/a	0	-	-	-	6	0
Total Return ****	33.63%	8.75%	5.47%	n/a	10.89%	18.76%	9.80%	24.95%	6.03%	14.35%
Investment Income Ratio **	0.16%	0.00%	0.00%	n/a	3.51%	0.00%	0.00%	0.00%	2.11%	0.84%
Ratio of Expenses ***	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$12.185271	$8.022135	$7.478491	n/a	$9.883590	$6.729545	$7.544180	$8.629663	$13.257622	$11.681293
Net Assets (in thousands)	$5	$-	$-	n/a	$-	$-	$30	$3	$90	$-
Units Outstanding (in thousands)	0	-	-	n/a	-	-	4	0	7	-
Total Return ****	33.47%	28.20%	28.89%	n/a	30.94%	50.32%	24.85%	31.61%	12.46%	21.10%
Investment Income Ratio **	0.00%	0.00%	0.00%	n/a	0.00%	0.00%	3.65%	0.76%	4.35%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2008

Unit Value	$9.129385	$6.257668	$5.802330	n/a	$7.548114	$4.476847	$6.042452	$6.556791	$11.789171	$9.645942
Net Assets (in thousands)	$4	$-	$-	n/a	$-	$-	$24	$2	$80	$-
Units Outstanding (in thousands)	0	-	-	n/a	-	-	4	0	7	-
Total Return ****	-39.20%	-37.09%	-41.51%	n/a	-30.78%	-54.59%	-38.82%	-34.43%*	-6.59%	-3.54%*
Investment Income Ratio **	0.00%	0.00%	0.00%	n/a	0.00%	0.00%	0.00%	1.12%	4.11%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2007

Unit Value	$15.015934	$9.946315	$9.919478	n/a	$10.904895	$9.858651	$9.877303	n/a	$12.620266	n/a
Net Assets (in thousands)	$6	$-	$-	n/a	$-	$-	$-	n/a	$83	n/a
Units Outstanding (in thousands)	0	-	-	n/a	-	-	-	n/a	7	n/a
Total Return ****	10.41%	-0.54%*	-0.81%*	n/a	0.32%	-1.41%*	-1.23%*	n/a	5.40%	n/a
Investment Income Ratio **	2.16%	0.00%	0.00%	n/a	0.00%	0.00%	0.00%	n/a	3.27%	n/a
Ratio of Expenses ***	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	n/a	1.50%	n/a

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.Charges made  directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations October 6, 2008.
(d) Commencement of operations December 12, 2011.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Goldman Sachs U.S. Equity Flex Portfolio(a)	JNL/Invesco Global Real Estate Portfolio	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/Ivy Asset Strategy Portfolio(b)	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio
Period ended December 31, 2011

Unit Value	$10.955342	$7.613767	$9.147953	$10.361772	$12.592430	$13.667506	$10.222519	$12.771420	$12.576170	$13.637927
1 Net Assets (in thousands)	$-	$-	$6	$9	$21	$-	$1	$38	$-	$-
1 Units Outstanding (in thousands)	-	-	1	1	2	-	0	3	-	-
Total Return ****	-7.92%	-11.96%	-7.65%	-8.27%	-8.07%	-2.83%	-8.87%	-14.16%	-7.29%	8.20%
Investment Income Ratio **	0.00%	0.00%	2.70%	0.67%	0.15%	0.00%	0.04%	2.23%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$11.897773	$8.647838	$9.906277	$11.295715	$13.697782	$14.064957	$11.217231	$14.878001	$13.565265	$12.604075
Net Assets (in thousands)	$1	$-	$6	$10	$23	$-	$2	$57	$-	$-
Units Outstanding (in thousands)	0	-	1	1	2	-	0	4	-	-
Total Return ****	18.98%*	7.08%	15.40%	10.64%	15.66%	24.33%	8.17%	5.98%	23.73%	5.75%
Investment Income Ratio **	0.45%	0.00%	3.93%	0.74%	0.27%	0.00%	0.00%	2.74%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	n/a	$8.076144	$8.584187	$10.209816	$11.843271	$11.312362	$10.369861	$14.038489	$10.963952	$11.919235
Net Assets (in thousands)	n/a	$-	$5	$9	$20	$-	$-	$51	$-	$19
Units Outstanding (in thousands)	n/a	-	1	1	2	-	-	4	-	2
Total Return ****	n/a	23.01%	30.56%	34.95%	22.44%	32.79%	3.70%*	28.23%	40.83%	2.15%
Investment Income Ratio **	n/a	0.00%	2.20%	1.95%	0.28%	0.00%	0.00%	4.36%	0.00%	2.47%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2008

Unit Value	n/a	$6.565690	$6.574885	$7.565686	$9.672645	$8.518794	n/a	$10.947907	$7.785176	$11.668312
Net Assets (in thousands)	n/a	$-	$4	$7	$16	$-	n/a	$40	$-	$-
Units Outstanding (in thousands)	n/a	-	1	1	2	-	n/a	4	-	-
Total Return ****	n/a	-38.61%	-36.66%	-41.82%	-38.59%	-40.63%	n/a	-45.32%	-45.27%	4.95%
Investment Income Ratio **	n/a	0.00%	2.04%	0.13%	0.14%	0.00%	n/a	2.21%	0.00%	0.00%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%

Period ended December 31, 2007

Unit Value	n/a	$10.695496	$10.380810	$13.002968	$15.751257	$14.347816	n/a	$20.021823	$14.225106	$11.118317
Net Assets (in thousands)	n/a	$-	$6	$54	$27	$-	n/a	$71	$-	$-
Units Outstanding (in thousands)	n/a	-	1	4	2	-	n/a	4	-	-
Total Return ****	n/a	6.95%*	-16.28%	8.13%	14.02%	9.71%	n/a	10.29%	6.35%	4.79%
Investment Income Ratio **	n/a	0.00%	3.52%	1.37%	0.33%	0.00%	n/a	5.22%	0.00%	0.00%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations September 28, 2009.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/M&G Global Basics Portfolio(b)	JNL/M&G Global Leaders Portfolio(b)	JNL/MCM 10 x 10 Portfolio(a)	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Dow Dividend Portfolio

Period ended December 31, 2011

Unit Value	$11.444651	$16.657600	$12.787620	$10.941987	$8.374551	$12.496980	$12.935475	$14.430624	$12.212850	$6.407803
1 Net Assets (in thousands)	$-	$22	$-	$-	$-	$-	$9	$-	$-	$-
1 Units Outstanding (in thousands)	-	1	-	-	-	-	1	-	-	-
Total Return ****	-18.98%	-7.07%	-13.20%	-12.98%	-3.54%	7.26%	5.56%	-4.63%	4.95%	4.20%
Investment Income Ratio **	0.00%	0.42%	0.00%	0.00%	0.00%	0.00%	4.49%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$14.125398	$17.924238	$14.732366	$12.574689	$8.682121	$11.651453	$12.254398	$15.130497	$11.636674	$6.149375
Net Assets (in thousands)	$-	$38	$-	$-	$-	$-	$10	$-	$-	$-
Units Outstanding (in thousands)	-	2	-	-	-	-	1	-	-	-
Total Return ****	20.09%	21.24%	21.25%	11.53%	14.70%	21.02%	4.30%	20.71%	20.93%	10.38%
Investment Income Ratio **	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%	2.51%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$11.761986	$14.784369	$12.150196	$11.274306	$7.569484	$9.627534	$11.749541	$12.534890	$9.622698	$5.571142
Net Assets (in thousands)	$-	$31	$-	$-	$-	$-	$-	$-	$-	$-
Units Outstanding (in thousands)	-	2	-	-	-	-	-	-	-	-
Total Return ****	69.18%	37.57%	44.81%	35.38%	22.73%	50.67%	4.17%	23.72%	31.16%	18.46%
Investment Income Ratio **	0.00%	0.82%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2008

Unit Value	$6.952217	$10.746437	$8.390373	$8.327592	$6.167480	$6.389943	$11.278835	$10.131493	$7.336651	$4.702852
Net Assets (in thousands)	$-	$23	$-	$-	$-	$-	$-	$-	$-	$-
Units Outstanding (in thousands)	-	2	-	-	-	-	-	-	-	-
Total Return ****	-50.79%	-39.87%	-16.10%*	-16.72%*	-37.20%	-36.19%	2.16%	-40.54%	-32.32%	-50.12%
Investment Income Ratio **	0.00%	1.31%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2007

Unit Value	$14.128264	$17.872460	n/a	n/a	$9.820622	$10.014489	$11.040804	$17.038380	$10.839822	$9.428052
Net Assets (in thousands)	$-	$38	n/a	n/a	$-	$-	$4	$-	$-	$-
Units Outstanding (in thousands)	-	2	n/a	n/a	-	-	0	-	-	-
Total Return ****	29.84%	-4.07%	n/a	n/a	-1.79%*	-4.28%	4.83%	2.74%	-9.24%	-5.72%*
Investment Income Ratio **	0.00%	5.27%	n/a	n/a	0.00%	0.00%	3.85%	0.00%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 30, 2007.
(b) Commencement of operations October 6, 2008.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/MCM Emerging Markets Index Portfolio(d)	JNL/MCM European 30 Portfolio(b)	JNL/MCM Financial Sector Portfolio	JNL/MCM Global Alpha Portfolio(c)	JNL/MCM Healthcare Sector Portfolio	JNL/MCM Index 5 Portfolio(a)	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Nasdaq 25 Portfolio

Period ended December 31, 2011

Unit Value	$9.043307	$10.966302	$6.244240	$10.415939	$12.343469	$9.278464	$11.448836	$10.027124	$8.601950	$9.110141
1 Net Assets (in thousands)	$-	$-	$-	$-	$-	$-	$-	$37	$-	$-
1 Units Outstanding (in thousands)	-	-	-	-	-	-	-	4	-	-
Total Return ****	-0.07%*	-8.73%	-14.18%	1.36%	9.23%	-3.54%	-13.57%	-3.52%	-11.18%	0.47%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.96%	0.00%	0.00%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	n/a	$12.015285	$7.276254	$10.276667	$11.300157	$9.618660	$13.245657	$10.393261	$9.684892	$9.067620
Net Assets (in thousands)	n/a	$-	$-	$-	$-	$-	$-	$231	$-	$-
Units Outstanding (in thousands)	n/a	-	-	-	-	-	-	22	-	-
Total Return ****	n/a	0.61%	11.80%	4.42%	2.33%	14.06%	5.22%	15.37%	11.98%	15.45%
Investment Income Ratio **	n/a	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.21%	0.00%	0.00%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	n/a	$11.942090	$6.508489	$9.841909	$11.043010	$8.433007	$12.588349	$9.009021	$8.649003	$7.853854
Net Assets (in thousands)	n/a	$-	$-	$-	$-	$-	$-	$201	$-	$-
Units Outstanding (in thousands)	n/a	-	-	-	-	-	-	22	-	-
Total Return ****	n/a	38.93%	16.85%	-1.58%*	19.17%	23.30%	27.36%	22.29%	35.67%	32.11%
Investment Income Ratio **	n/a	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.82%	0.00%	0.00%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2008

Unit Value	n/a	$8.595688	$5.569937	n/a	$9.266713	$6.839467	$9.884346	$7.367031	$6.374909	$5.944942
Net Assets (in thousands)	n/a	$-	$-	n/a	$-	$-	$-	$164	$-	$-
Units Outstanding (in thousands)	n/a	-	-	n/a	-	-	-	22	-	-
Total Return ****	n/a	-14.04%*	-51.38%	n/a	-24.35%	-30.91%	-43.78%	-43.39%	-46.88%	-42.38%
Investment Income Ratio **	n/a	0.00%	0.00%	n/a	0.00%	0.00%	0.00%	2.24%	0.00%	0.00%
Ratio of Expenses ***	n/a	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2007

Unit Value	n/a	n/a	$11.455883	n/a	$12.248984	$9.899824	$17.580303	$13.014132	$12.001359	$10.317868
Net Assets (in thousands)	n/a	n/a	$-	n/a	$-	$-	$6	$290	$-	$-
Units Outstanding (in thousands)	n/a	n/a	-	n/a	-	-	0	22	-	-
Total Return ****	n/a	n/a	-18.60%	n/a	5.96%	-1.00%*	8.74%	-0.08%	11.88%	3.18%*
Investment Income Ratio **	n/a	n/a	0.00%	n/a	0.00%	0.00%	2.56%	5.31%	0.00%	0.00%
Ratio of Expenses ***	n/a	n/a	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 30, 2007.
(b) Commencement of operations October 6, 2008.
(c) Commencement of operations September 28, 2009.
(d) Commencement of operations August 29, 2011.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/MCM NYSE International 25 Portfolio(a)	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM Pacific Rim 30 Portfolio(b)	JNL/MCM S&P 24 Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio	JNL/MCM S&P SMid 60 Portfolio(a)	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio

Period ended December 31, 2011

Unit Value	$6.237575	$25.567475	$12.577836	$9.047954	$14.240093	$11.297532	$10.461404	$6.024624	$12.479314	$12.036893
1 Net Assets (in thousands)	$-	$-	$-	$-	$29	$28	$-	$-	$46	$6
1 Units Outstanding (in thousands)	-	-	-	-	2	2	-	-	4	0
Total Return ****	-24.99%	1.74%	-3.33%	3.35%	-3.60%	-0.04%	-9.09%	-0.15%	-5.76%	-1.81%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.43%	1.68%	0.00%	0.00%	0.68%	0.18%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$8.315391	$25.130739	$13.011152	$8.754538	$14.771124	$11.301801	$11.506852	$6.033516	$13.242051	$12.258606
Net Assets (in thousands)	$-	$-	$-	$-	$46	$29	$-	$-	$56	$6
Units Outstanding (in thousands)	-	-	-	-	3	3	-	-	4	0
Total Return ****	0.74%	17.34%	11.21%	14.83%	23.96%	12.73%	18.96%	13.52%	24.44%	10.44%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	0.67%	1.37%	0.00%	0.00%	0.64%	0.16%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$8.254206	$21.417784	$11.699396	$7.624026	$11.916006	$10.025200	$9.672643	$5.315052	$10.641076	$11.099872
Net Assets (in thousands)	$-	$-	$-	$-	$39	$24	$-	$-	$47	$5
Units Outstanding (in thousands)	-	-	-	-	3	2	-	-	4	0
Total Return ****	34.02%	18.30%	22.30%	17.07%	35.98%	24.09%	59.18%	3.33%	25.48%	61.38%
Investment Income Ratio **	0.00%	0.00%	0.00%	0.00%	1.17%	1.26%	0.00%	0.00%	0.94%	0.09%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2008

Unit Value	$6.159141	$18.105161	$9.566223	$6.512547	$8.763183	$8.078743	$6.076396	$5.143676	$8.480287	$6.878224
Net Assets (in thousands)	$-	$33	$-	$-	$29	$-	$-	$-	$20	$4
Units Outstanding (in thousands)	-	2	-	-	3	-	-	-	2	1
Total Return ****	-46.74%	-38.79%	-4.34%*	-33.73%	-38.51%	-38.57%	-31.26%	-40.95%	-35.90%	-44.26%
Investment Income Ratio **	0.00%	0.59%	0.00%	0.00%	0.98%	0.00%	0.00%	0.00%	1.11%	0.02%
Ratio of Expenses ***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2007

Unit Value	$11.563320	$29.577937	n/a	$9.827615	$14.252170	$13.152142	$8.839424	$8.710637	$13.229328	$12.340150
Net Assets (in thousands)	$-	$57	n/a	$-	$53	$4	$-	$-	$37	$7
Units Outstanding (in thousands)	-	2	n/a	-	4	0	-	-	3	1
Total Return ****	15.63%*	33.26%	n/a	-1.72%*	5.84%	3.33%	-11.61%*	-11.79%	-3.57%	12.84%
Investment Income Ratio **	0.00%	0.97%	n/a	0.00%	1.17%	1.29%	0.00%	0.00%	1.39%	0.06%
Ratio of Expenses ***	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to  0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 30, 2007.
(b) Commencement of operations October 6, 2008.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/MCM Value Line 30 Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PAM Asia ex-Japan Portfolio(b)	JNL/PAM China-India Portfolio(b)	JNL/PIMCO Real Return Portfolio(a)	JNL/PIMCO Total Return Bond Portfolio	JNL/PPM America Floating Rate Income Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Mid Cap Value Portfolio(c)

Period ended December 31, 2011

Unit Value	$5.326721	n/a	$14.034786	n/a	n/a	$13.984506	$16.145030	$9.970352	$13.983268	n/a
1 Net Assets (in thousands)	$-	n/a	$32	n/a	n/a	$11	$36	$-	$-	n/a
1 Units Outstanding (in thousands)	-	n/a	2	n/a	n/a	1	2	-	-	n/a
Total Return ****	-24.13%	n/a	-9.58%	n/a	n/a	10.05%	3.27%	-1.48%*	3.12%	n/a
Investment Income Ratio **	0.00%	n/a	0.43%	n/a	n/a	1.24%	3.06%	0.00%	0.00%	n/a
Ratio of Expenses ***	1.50%	n/a	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2010

Unit Value	$7.020558	n/a	$15.522191	n/a	n/a	$12.707034	$15.633608	n/a	$13.560597	n/a
Net Assets (in thousands)	$-	n/a	$49	n/a	n/a	$11	$40	n/a	$-	n/a
Units Outstanding (in thousands)	-	n/a	3	n/a	n/a	1	3	n/a	-	n/a
Total Return ****	20.63%	n/a	13.66%	n/a	n/a	6.12%	5.97%	n/a	13.91%	n/a
Investment Income Ratio **	0.00%	n/a	0.73%	n/a	n/a	1.29%	1.00%	n/a	0.00%	n/a
Ratio of Expenses ***	1.50%	n/a	1.50%	n/a	n/a	1.50%	1.50%	n/a	1.50%	n/a

Period ended December 31, 2009

Unit Value	$5.819931	n/a	$13.656447	n/a	n/a	$11.974336	$14.753045	n/a	$11.904620	n/a
Net Assets (in thousands)	$-	n/a	$47	n/a	n/a	$-	$88	n/a	$5	n/a
Units Outstanding (in thousands)	-	n/a	3	n/a	n/a	-	6	n/a	0	n/a
Total Return ****	12.98%	n/a	37.35%	n/a	n/a	15.50%	13.74%	n/a	44.12%	n/a
Investment Income Ratio **	0.00%	n/a	1.50%	n/a	n/a	0.00%	2.78%	n/a	6.76%	n/a
Ratio of Expenses ***	1.50%	n/a	1.50%	n/a	n/a	1.50%	1.50%	n/a	1.50%	n/a

Period ended December 31, 2008

Unit Value	$5.151473	n/a	$9.943036	n/a	n/a	$10.367428	$12.971350	n/a	$8.259982	n/a
Net Assets (in thousands)	$-	n/a	$35	n/a	n/a	$-	$60	n/a	$3	n/a
Units Outstanding (in thousands)	-	n/a	4	n/a	n/a	-	5	n/a	0	n/a
Total Return ****	-48.23%	n/a	-41.74%	n/a	n/a	-5.17%	-1.10%	n/a	-31.79%	n/a
Investment Income Ratio **	0.00%	n/a	1.49%	n/a	n/a	0.00%	6.81%	n/a	10.81%	n/a
Ratio of Expenses ***	1.50%	n/a	1.50%	n/a	n/a	1.50%	1.50%	n/a	1.50%	n/a

Period ended December 31, 2007

Unit Value	$9.950144	n/a	$17.067874	n/a	n/a	$10.932076	$13.115069	n/a	$12.108991	n/a
Net Assets (in thousands)	$-	n/a	$54	n/a	n/a	$-	$26	n/a	$-	n/a
Units Outstanding (in thousands)	-	n/a	3	n/a	n/a	-	2	n/a	-	n/a
Total Return ****	-0.50%*	n/a	4.73%	n/a	n/a	9.32%*	6.63%	n/a	-2.58%	n/a
Investment Income Ratio **	0.00%	n/a	0.92%	n/a	n/a	0.00%	4.68%	n/a	0.00%	n/a
Ratio of Expenses ***	1.50%	n/a	1.50%	n/a	n/a	1.50%	1.50%	n/a	1.50%	n/a

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/ PPM America Small Cap Value Portfolio(b)	JNL/ PPM America Value Equity Portfolio	JNL/ Red Rocks Listed Private Equity Portfolio(c)	JNL/S&P 4 Portfolio(a)	JNL/S&P Competitive Advantage Portfolio(a)	JNL/S&P Dividend Income & Growth Portfolio(a)	JNL/S&P Intrinsic Value Portfolio(a)	JNL/ S&P Managed Aggressive Growth Portfolio	JNL/ S&P Managed Conservative Portfolio	JNL/ S&P Managed Growth Portfolio

Period ended December 31, 2011

Unit Value	n/a	$8.529486	$8.234358	$10.915895	$11.832185	$11.179959	$11.455857	$12.153007	n/a	$12.292550
1 Net Assets (in thousands)	n/a	$5	$59	$-	$0	$1	$1	$111	n/a	$1
1 Units Outstanding (in thousands)	n/a	1	7	-	0	0	0	9	n/a	0
Total Return ****	n/a	-6.67%	-19.19%	4.30%	8.87%	10.75%	4.94%	-6.21%	n/a	-4.58%
Investment Income Ratio **	n/a	0.27%	9.29%	0.00%	0.70%	0.50%	0.71%	1.05%	n/a	0.02%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%

Period ended December 31, 2010

Unit Value	n/a	$9.139177	$10.189301	$10.466271	$10.868502	$10.094343	$10.916648	$12.957292	n/a	$12.881951
Net Assets (in thousands)	n/a	$27	$-	$-	$-	$-	$-	$43	n/a	$39
Units Outstanding (in thousands)	n/a	3	-	-	-	-	-	3	n/a	3
Total Return ****	n/a	15.71%	24.44%	12.10%	10.95%	16.48%	12.69%	15.34%	n/a	14.39%
Investment Income Ratio **	n/a	1.21%	0.00%	0.00%	0.00%	0.00%	0.00%	0.71%	n/a	0.95%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%

Period ended December 31, 2009

Unit Value	n/a	$7.898367	$8.188389	$9.336543	$9.795967	$8.666135	$9.687552	$11.233823	n/a	$11.261479
Net Assets (in thousands)	n/a	$24	$-	$-	$-	$-	$-	$37	n/a	$33
Units Outstanding (in thousands)	n/a	3	-	-	-	-	-	3	n/a	3
Total Return ****	n/a	42.43%	38.24%	39.74%	42.07%	21.63%	54.70%	29.10%	n/a	26.15%
Investment Income Ratio **	n/a	4.79%	0.00%	0.00%	0.00%	0.00%	0.00%	1.35%	n/a	1.81%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%

Period ended December 31, 2008

Unit Value	n/a	$5.545590	$5.923412	$6.681542	$6.895099	$7.125043	$6.262260	$8.701952	n/a	$8.926760
Net Assets (in thousands)	n/a	$35	$-	$-	$-	$-	$-	$61	n/a	$26
Units Outstanding (in thousands)	n/a	6	-	-	-	-	-	7	n/a	3
Total Return ****	n/a	-48.00%	-40.77%*	-32.64%	-30.45%	-27.03%	-36.85%	-40.06%	n/a	-36.32%
Investment Income Ratio **	n/a	1.06%	0.00%	0.00%	0.00%	0.00%	0.00%	0.31%	n/a	0.28%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%

Period ended December 31, 2007

Unit Value	n/a	$10.664030	n/a	$9.918581	$9.914486	$9.764726	$9.917200	$14.518561	n/a	$14.018021
Net Assets (in thousands)	n/a	$206	n/a	$-	$-	$-	$-	$131	n/a	$111
Units Outstanding (in thousands)	n/a	19	n/a	-	-	-	-	9	n/a	8
Total Return ****	n/a	-7.04%	n/a	-0.81%*	-0.86%*	-2.35%*	-0.83%*	7.54%	n/a	7.07%
Investment Income Ratio **	n/a	0.66%	n/a	0.00%	0.00%	0.00%	0.00%	1.54%	n/a	1.67%
Ratio of Expenses ***	n/a	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to  0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations March 31, 2008.
(c) Commencement of operations October 6, 2008.

JNLNY Separate Account II
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

	JNL/ S&P Managed Moderate Portfolio	JNL/ S&P Managed Moderate Growth Portfolio	JNL/S&P Total Yield Portfolio(a)	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio

Period ended December 31, 2011

Unit Value	n/a	$12.692730	$9.071592	$12.385107	$17.243912	$10.483793	$12.098750	$13.684112	$10.280373	$11.032003
1 Net Assets (in thousands)	n/a	$175	$-	$29	$31	$5	$30	$40	$1	$-
1 Units Outstanding (in thousands)	n/a	14	-	2	2	0	2	3	0	-
Total Return ****	n/a	-2.74%	-6.80%	-2.65%	-2.92%	-0.13%	-3.53%	1.74%	-1.50%	-3.51%
Investment Income Ratio **	n/a	1.20%	0.00%	0.00%	0.01%	1.06%	0.53%	1.03%	0.00%	0.00%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	n/a	$13.049648	$9.733964	$12.721651	$17.763031	$10.497316	$12.541304	$13.450604	$10.437173	$11.433358
Net Assets (in thousands)	n/a	$329	$-	$72	$32	$-	$84	$40	$-	$1
Units Outstanding (in thousands)	n/a	25	-	6	2	-	7	3	-	0
Total Return ****	n/a	11.50%	8.44%	15.03%	25.96%	1.41%	14.17%	9.18%	-1.49%	14.33%*
Investment Income Ratio **	n/a	1.13%	0.00%	0.03%	0.14%	0.00%	1.00%	1.05%	0.00%	0.91%
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	n/a	$11.704048	$8.976373	$11.059889	$14.102272	$10.351712	$10.985215	$12.319895	$10.594885	n/a
Net Assets (in thousands)	n/a	$325	$-	$108	$32	$-	$72	$40	$36	n/a
Units Outstanding (in thousands)	n/a	28	-	10	2	-	7	3	3	n/a
Total Return ****	n/a	21.62%	40.75%	41.36%	44.65%	6.03%	35.05%	17.91%	-1.34%	n/a
Investment Income Ratio **	n/a	0.58%	0.00%	0.29%	0.00%	0.00%	1.62%	2.46%	0.15%	n/a
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2008

Unit Value	n/a	$9.623611	$6.377406	$7.824021	$9.749187	$9.762681	$8.134404	$10.448760	$10.739146	n/a
Net Assets (in thousands)	n/a	$576	$-	$77	$22	$-	$53	$34	$36	n/a
Units Outstanding (in thousands)	n/a	60	-	10	2	-	7	3	3	n/a
Total Return ****	n/a	-28.58%	-36.62%	-43.70%	-41.53%	-7.37%	-41.36%	-21.90%	0.67%	n/a
Investment Income Ratio **	n/a	2.08%	0.00%	0.12%	0.00%	0.00%	1.91%	1.45%	0.56%	n/a
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2007

Unit Value	n/a	$13.475087	$10.062811	$13.896324	$16.674134	$10.539771	$13.870611	$13.379374	$10.667832	n/a
Net Assets (in thousands)	n/a	$991	$-	$79	$34	$-	$91	$79	$-	n/a
Units Outstanding (in thousands)	n/a	74	-	6	2	-	7	6	-	n/a
Total Return ****	n/a	7.03%	0.63%*	8.47%	15.46%	3.25%	-0.66%	5.88%	3.17%	n/a
Investment Income Ratio **	n/a	1.92%	0.00%	1.10%	1.29%	0.00%	2.15%	2.42%	0.13%	n/a
Ratio of Expenses ***	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 3, 2007.

Independent Auditors’ Report

To the Board of Directors of Jackson National Life Insurance Company of New York and Contract Owners of JNLNY Separate Account II:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within JNLNY Separate Account II (Separate Account) as set forth herein as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the underlying mutual fund and other appropriate audit procedures. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each sub-account within JNLNY Separate Account II as set forth herein as of December 31, 2011, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

March 1, 2012
Chicago, Illinois

JACKSON™
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

Jackson National Life Insurance Company of New York

Financial Statements

December 31, 2011

Jackson National Life Insurance Company of New York

Index to Financial Statements
December 31, 2011

                              KMPG LLP
                      303 East Wacker Drive
                      Chicago, IL 60601-5212

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Jackson National Life Insurance Company of New York:

We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York (the Company) as of December 31, 2011 and 2010, and the related income statements and statements of stockholder’s equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
March 12, 2012

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG International"), a Swiss entity.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2011	2010
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2011, $1,554,182; 2010, $1,531,774)	$1,666,318	$1,587,407
Trading securities, at fair value	573	431
Policy loans	269	262
Total investments	1,667,160	1,588,100
Cash and cash equivalents	73,287	88,587
Accrued investment income	17,222	16,523
Deferred acquisition costs	263,271	224,796
Deferred sales inducements	11,172	12,526
Receivable for securities sold	40,000	-
Reinsurance recoverable	77,210	32,300
Income taxes receivable from Parent	70,527	65,478
Receivable from Parent	285	2,858
Separate account assets	3,450,977	2,848,302
Total assets	$5,671,111	$4,879,470

Liabilities and Stockholder's Equity
Liabilities
Reserves for future policy benefits and claims payable	$170,173	$54,027
Deposits on investment contracts	1,518,169	1,482,795
Securities lending payable	2,540	9,613
Deferred income taxes, net	44,962	35,350
Other liabilities	18,525	17,451
Separate account liabilities	3,450,977	2,848,302
Total liabilities	5,205,346	4,447,538

Stockholder's Equity
Common stock, $1,000 par value; 2,000 shares
authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	256,000	256,000
Accumulated other comprehensive income, net
of tax of $13,741 in 2011 and $2,836 in 2010	47,150	26,898
Retained earnings	160,615	147,034
Total stockholder's equity	465,765	431,932
Total liabilities and stockholder's equity	$5,671,111	$4,879,470

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Income Statements
(In thousands)

	Years Ended December 31,
	2011	2010	2009
Revenues
Fee income	$86,921	$59,419	$36,864
Premium, net of reinsurance	(7,769)	(7,855)	(7,641)
Net investment income	84,154	85,696	81,025
Net realized losses on investments:
Total other-than-temporary impairments	(13,103)	(17,261)	(44,400)
Portion of other-than-temporary impairments included in
other comprehensive income	11,040	7,556	16,002
Net other-than-temporary impairments	(2,063)	(9,705)	(28,398)
Other investment gains (losses)	860	(6,341)	11,859
Total net realized losses on investments	(1,203)	(16,046)	(16,539)
Other income	158	155	177
Total revenues	162,261	121,369	93,886

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	68,914	6,114	4,821
Interest credited on deposit liabilities, net of deferrals	42,532	40,516	43,499
Operating costs and other expenses, net of deferrals	26,568	19,272	15,203
Amortization of deferred acquisition costs and sales inducement costs	7,673	23,190	25,982
Total benefits and expenses	145,687	89,092	89,505
Pretax income	16,574	32,277	4,381
Income tax expense	2,993	7,754	117
Net income	$13,581	$24,523	$4,264

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Statements of Stockholder's Equity and Comprehensive Income
(In thousands)

			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder's
	stock	capital	income (loss)	earnings	equity
Balances as of December 31, 2008	$2,000	$181,000	$(38,037)	$115,877	$260,840
Comprehensive income:
Net income				4,264	4,264
Net unrealized gains on securities
not other-than-temporarily impaired,
net of tax of $7,868			38,797		38,797
Net unrealized losses on other-than-
temporarily impaired securities,
net of tax benefit of $4,424			(8,215)		(8,215)
Reclassification adjustment
for losses included
in net income, net of tax of $5,031			9,345		9,345
Total comprehensive income (loss)			39,927	4,264	44,191
Capital contribution		75,000			75,000
Cumulative effect of change in
accounting, net			(2,370)	2,370	-
Balances as of December 31, 2009	$2,000	$256,000	$(480)	$122,511	$380,031

Comprehensive income:
Net income				24,523	24,523
Net unrealized gains on securities
not other-than-temporarily impaired,
net of tax of $13,874			25,764		25,764
Net unrealized losses on other-than-
temporarily impaired securities,
net of tax benefit of $2,044			(3,795)		(3,795)
Reclassification adjustment
for losses included
in net income, net of tax of $2,912			5,409		5,409
Total comprehensive income			27,378	24,523	51,901
Balances as of December 31, 2010	$2,000	$256,000	$26,898	$147,034	$431,932

Comprehensive income:
Net income				13,581	13,581
Net unrealized gains on securities
not other-than-temporarily impaired,
net of tax of $14,182			26,337		26,337
Net unrealized losses on other-than-
temporarily impaired securities,
net of tax benefit of $2,968			(5,512)		(5,512)
Reclassification adjustment
for gains included in net income,
net of tax benefit of $309			(573)		(573)
Total comprehensive income			20,252	13,581	33,833
Balances as of December 31, 2011	$2,000	$256,000	$47,150	$160,615	$465,765

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2011	2010	2009
Cash flows from operating activities:
Net income	$13,581	$24,523	$4,264
Adjustments to reconcile net income to
net cash provided by operating activities:
Net realized losses on investments	1,203	16,046	16,539
Interest credited on deposit liabilities, gross	42,814	40,921	44,098
Amortization of discount and premium on investments	(840)	459	610
Deferred income tax provision	(1,292)	109	(9,207)
Change in:
Accrued investment income	(699)	(966)	(794)
Deferred sales inducements and acquisition costs	(62,458)	(48,889)	(28,158)
Trading portfolio activity, net	(142)	1,710	832
Income taxes (receivable from) payable to Parent	(5,049)	(6,726)	43,222
Claims payable	7,071	5,454	4,054
Receivable from (payable to) Parent	2,573	(1,214)	(49,034)
Other assets and liabilities, net	24,742	(460)	2,903
Net cash provided by operating activities	21,504	30,967	29,329

Cash flows from investing activities:
Fixed maturities:
Proceeds from sales	224,196	233,634	292,030
Principal repayments, maturities, calls
and redemptions	52,924	90,731	81,991
Purchases	(299,891)	(476,419)	(533,240)
Other investing activities	(7,080)	8,494	(5,181)
Net cash used in investing activities	(29,851)	(143,560)	(164,400)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	1,112,100	1,071,851	792,246
Withdrawals	(381,805)	(302,015)	(376,665)
Net transfers to separate accounts	(737,248)	(667,382)	(416,393)
Capital contribution	-	-	75,000
Net cash (used in) provided by financing activities	(6,953)	102,454	74,188

Net decrease in cash and cash equivalents	(15,300)	(10,139)	(60,883)

Cash and cash equivalents, beginning of year	88,587	98,726	159,609
Cash and cash equivalents, end of year	$73,287	$88,587	$98,726

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

1.	Nature of Operations

Jackson National Life Insurance Company of New York, (the “Company” or “Jackson-NY”) is wholly owned by Jackson National Life Insurance Company (“Jackson” or the “Parent”), a wholly owned subsidiary of Brooke Life Insurance Company (“Brooke Life”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson-NY is licensed to sell group and individual annuity products (including immediate annuities, deferred fixed annuities and variable annuities), guaranteed investment contracts and individual life insurance products, including variable universal life, in the states of New York, Delaware and Michigan.

2.	Summary of Significant Accounting Policies

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  In 2011, Jackson-NY adopted a revised presentation of the balance sheet and income statement, with prior year amounts being reclassified to conform with the current year presentation with no impact on stockholder’s equity or net income.

The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 3) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 4) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 5) estimates related to liabilities for lawsuits, contingencies and other accruals; and 6) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in those estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Changes in Accounting Principles – Adopted in Current Year
In April 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments.” This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for the benefit of a related policyholder, as defined in the Variable Interest Entities Subsections of Subtopic 810-10 and those Subsections require the consideration of related parties.  This accounting guidance was effective on January 1, 2011 and had no impact on the Company’s financial statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements,” which requires additional disclosures related to transfers between Levels 1 and 2 and for fair value measurement activity in Level 3.  Additional information to be provided includes purchases, sales, issuances, and settlements on a gross basis.  This ASU also clarifies certain other existing disclosure requirements including the level of disaggregation and disclosures around inputs and valuation techniques.  The accounting guidance for new disclosures and clarification of existing disclosures was effective for periods beginning after December 15, 2009 and were included in the Company’s financial statements for the year ending December 31, 2010.  The additional disclosures related to activity in Level 3 are effective for fiscal years beginning after December 15, 2010, and are included herein.

Changes in Accounting Principles – Adopted in Prior Years
On January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets.”  This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity (“QSPE”) concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures.  ASU 2009-16 did not have an impact on the Company’s financial statements.

On January 1, 2010, the Company adopted ASU No. 2010-10, “Amendment for Certain Investment Funds,” which provides accounting guidance for determining which enterprise, if any, has a controlling financial interest in a variable interest entity (“VIE”) and requires additional disclosures regarding a company’s involvement in VIEs.  ASU 2010-10 did not have an impact on the Company’s financial statements.

Changes in Accounting Principles – Not Yet Adopted
In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting and related arrangements.  This guidance is effective for fiscal years beginning after January 1, 2013.  The new disclosures are required to be applied retrospectively for all comparative periods presented.  The Company will adopt this guidance effective January 1, 2013 and include all applicable disclosures.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income,” with an objective of increasing the prominence of items reported in other comprehensive income (“OCI”).  This guidance provides entities with the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This guidance is applicable retrospectively and is effective for fiscal years beginning after December 15, 2011.  Early adoption is permitted.  The Company will adopt this guidance effective January 1, 2012 and is currently evaluating options for the presentation of comprehensive income upon adoption.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards,” which was issued to create a consistent framework for the application of fair value measurement across jurisdictions.  The amendments include wording changes to GAAP in order to clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements.  This new guidance is not expected to change which assets and liabilities are to be carried at fair value.  This guidance is applicable prospectively and is effective for fiscal years beginning after December 15, 2011.  Early adoption is prohibited.  The Company will adopt this guidance effective January 1, 2012 and has not yet determined the impact it will have on the Company’s financial statements upon adoption.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” This guidance clarifies which costs related to the acquisition or renewal of insurance contracts can be deferred by insurance entities.  The guidance also specifies that only costs directly related to the successful acquisition of new or renewal contracts can be capitalized.  All other acquisition related costs should be expensed as incurred.

Jackson-NY will adopt this accounting guidance effective January 1, 2012 on a retrospective basis with restatement of all years presented and a cumulative effect adjustment to opening equity balance at January 1, 2010.  Jackson estimates the restatement will reduce deferred acquisition costs by approximately $27.9 million and reduce stockholder’s equity by approximately $18.0 million, net of tax, at January 1, 2010.

The impact on the income statement is as follows (in thousands):

	Years ended December 31,
	2011	2010
Net income as reported	$13,581	$24,523
Reduced deferrals	(9,646)	(9,760)
Reduced amortization	971	2,287
Tax benefit	3,036	2,616
Net income as adjusted	$7,942	$19,666

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments
Fixed maturities consist primarily of bonds and asset-backed securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method.  Discounts and premiums on asset-backed securities are amortized over the estimated redemption period.  Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events.  For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $34.2 million and $33.2 million at December 31, 2011 and 2010, respectively.

All fixed maturities are classified as available for sale and are carried at fair value.  For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  If management believes the Company does not intend to sell the security and will not more likely than not be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further detailed in Note 4.

During 2009, the Company transferred its equity holdings, consisting of common stocks and preferred stocks, from available for sale to a trading portfolio and recognized a loss of $1.1 million.  At December 31, 2011 and 2010, all equity holdings were classified as trading.  Trading securities are carried at fair value with changes in value included in net investment income.

Policy loans are carried at the unpaid principal balances.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Realized gains and losses on the sale of investments are recognized in net income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on investments which are classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements, and the non-credit related portion of other-than-temporary impairment charges, are excluded from net income and included as a component of other comprehensive income and stockholder’s equity.

Embedded Derivatives
Certain guarantees offered in connection with variable annuities issued by the Company, contain embedded derivatives as defined by current accounting guidance.  These derivatives, embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value.  Embedded derivative results are reported in death, other policy benefits and change in policy reserves.

Cash and Cash Equivalents
Cash and cash equivalents, which primarily include high quality, non-asset-backed commercial paper and money market instruments, are carried at cost or amortized cost.  These investments have original maturities of three months or less and are considered cash equivalents for reporting cash flows.

Deferred Acquisition Costs
Certain costs of acquiring new business, principally commissions and certain costs associated with policy issuance and underwriting, which vary with and are primarily related to the production of new business, are capitalized as deferred acquisition costs.  Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized capital gains and losses and embedded derivative movements, for annuities and interest-sensitive life products.  Due to volatility of certain factors, including realized capital gains and losses and embedded derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.  A review of assumptions used for estimating future gross profits underlying the amortization of deferred acquisition costs is conducted on an annual basis.  Based on results of the annual review, the deferred acquisition cost balance is adjusted, with an offsetting credit or charge to amortization expense.

As fixed maturities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in fair value of fixed maturities available for sale, net of applicable tax, is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred acquisition costs have been decreased by $47.3 million and $23.8 million at December 31, 2011 and 2010, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the level of expectations of short-term future investment returns.  Under the methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight year period is 8.4%, after investment management fees.  The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years.  Projected returns after the next five years are set at 8.4%.  At December 31, 2010, future projected returns were capped at the 15% level.  By December 31, 2011, projected returns under mean reversion had fallen and were below the 15% cap.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable would be written off with a charge through deferred acquisition costs amortization.  No such write-offs were required for 2011, 2010 and 2009.

 Deferred Sales Inducements
Bonus interest on single premium deferred annuities and contract enhancements on variable annuities are capitalized as deferred sales inducements.  Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and embedded derivative movements.  Due to volatility of certain factors, including realized capital gains and losses and embedded derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.  A review of assumptions used for estimating future gross profits underlying the amortization of deferred sales inducements is conducted on an annual basis.  Based on results of the annual review, the deferred sales inducement balance is adjusted, with an offsetting credit or charge to amortization expense.

As fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in fair value of fixed maturities available for sale, net of applicable tax, is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred sales inducements have been decreased by $4.0 million and $2.1 million at December 31, 2011 and 2010, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable would be written off with a charge through deferred sales inducements amortization.  No such write-offs were required for 2011, 2010 and 2009.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, persistency, rider utilization and policy maintenance expenses.  Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity reserves are adjusted with an offsetting benefit or charge to net income.

Reinsurance
The Company enters into ceded reinsurance agreements with other companies in the normal course of business.  Reinsurance agreements are reported on a gross basis on the Company’s balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to reinsurers.  Reinsurance ceded premiums and benefits provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums and benefits are reported net of insurance ceded.

Federal Income Taxes
The Company files a consolidated federal income tax return with Jackson and Brooke Life.  The Company has entered into a written tax sharing agreement, which is generally based on separate return calculations.  Intercompany balances are settled on a quarterly basis.  The Company is generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2007.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at fair value, the deferral of policy acquisition costs and sales inducements and the provisions for policy reserves and other insurance items.  Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.  In accordance with GAAP, Jackson-NY is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback capacity of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson-NY’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the financial statements, there must be a greater than fifty percent chance of success with the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable
For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations.  Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 3.5% to 6.0%.  Lapse and expense assumptions are based on studies of the Company’s experience in combination with that of its Parent.  See Note 6 for a description of general account reserves related to variable annuity guarantees.

Deposits on investment contracts
For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value.  For deferred annuities and the fixed option on variable annuity contracts, the liability is the policyholder’s account value.  At December 31, 2011, the Company had interest sensitive life business in force with total account value of $6.8 million, all with a minimum guaranteed interest rate of 4.0% and fixed interest rate annuities of $1.5 billion of account value with minimum guaranteed rates ranging from 1.0% to 3.0% and a 2.53% average guaranteed rate.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations.  Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position.  Amounts related to contingent liabilities are established if it is probable that a loss has been incurred and the amount is reasonably estimable.  It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position.  However, it is the opinion of management that the ultimate disposition of contingent liabilities will not have a material adverse affect on the Company's financial condition or results of operations.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2011 and 2010, the separate account assets and liabilities associated with variable life and annuity contracts, aggregated $3,451.0 million and $2,848.3 million, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 6 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the income statements.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally universal and variable universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the policyholder’s account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  Receipts of interest on such securities are generally used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 12, 2012, which is the date the financial statements were available to be issued.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

3.    Fair Value Measurements

The following chart summarizes the fair value and carrying value of Jackson-NY’s financial instruments (in thousands).

	December 31, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Cash and short-term investments	$73,287	$73,287	$88,587	$88,587
Fixed maturities	1,666,318	1,666,318	1,587,407	1,587,407
Trading securities	573	573	431	431
Policy loans	269	201	262	194
GMIB reinsurance recoverable	22,145	22,145	6,980	6,980
Separate account assets	3,450,977	3,450,977	2,848,302	2,848,302

Liabilities
Reserves for future policy benefits
and claims payable (1)	$1,554,452	$1,202,691	$1,441,217	$1,115,377
Separate account liabilities	3,450,977	3,450,977	2,848,302	2,848,302

(1) - Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments and includes the applicable guaranteed benefit liabilities. GMWB reserves are presented net of reinsurance ceded to Jackson to illustrate the net effect on Jackson-NY's results.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  Jackson-NY utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity securities.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most fixed maturity securities that are model priced using observable inputs are classified within Level 2.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate.  When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there is generally no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine fair values of the financial instruments listed in the above table.

Fixed Maturity and Trading Securities
The fair values for fixed maturity and trading securities are determined by management using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and brokers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.  Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models.  Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument to determine fair value.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information, and, therefore, are considered to be Level 3 inputs.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2011 and 2010, an internally developed model was used to determine the fair value.  The pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker quotes, are classified into Level 2 due to their use of market observable inputs.

Policy Loans
Fair values are determined using projected future cash flows, based on assumptions as to expected mortality and lapse rates, and discounted at the rate that would be required to transfer the asset to a willing third party.

Separate Account Assets and Liabilities
Separate account assets are invested in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets under GAAP.

Annuity Reserves
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities are determined using projected future cash flows discounted at the rate that would be required to transfer the liability to a willing third party.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, and income benefits.  Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs are recorded at fair value with changes in fair value recorded in death, other policy benefits and change in policy reserves. The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations.  Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract.  In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions.  The difference between each of the two components represents the fair value of the embedded derivative.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Jackson-NY’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in death, other policy benefits and change in policy reserves.  Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB embedded derivatives, as well as GMIB reinsured recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.  The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior.  Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates.  The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, persistency, mortality, and withdrawal rates.  Because of the dynamic and complex nature of these cash flows, best estimate assumptions, plus risk margins, and a stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates are used.

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in the stochastic process.  Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, at which point the projected volatility is held constant.  Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson-NY’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions, plus a risk margin.  Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience and that of its Parent.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance.  However, the ultimate settlement amount of the liability, which is currently unknown, could likely be significantly different than the fair value.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Financial Instruments Measured at Fair Value on a Recurring Basis
The following table presents the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

December 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$86,872	$86,872	$-	$-
Public utilities	75,513	-	75,513	-
Corporate securities	1,075,315	-	1,075,315	-
Residential mortgage-backed	127,660	-	127,660	-
Commercial mortgage-backed	228,674	-	228,674	-
Other asset-backed securities	72,284	-	72,284	-
Trading securities	573	573	-	-
GMIB reinsurance recoverable	22,145	-	-	22,145
Separate account assets (1)	3,450,977	3,450,977	-	-
Total	$5,140,013	$3,538,422	$1,579,446	$22,145

Liabilities
GMWB reserves (2)	$79,784	$-	$-	$79,784
Separate account liabilities	3,450,977	3,450,977	-	-
Total	$3,530,761	$3,450,977	$-	$79,784

December 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$119,551	$119,551	$-	$-
Public utilities	82,783	-	82,783	-
Corporate securities	940,932	-	940,932	-
Residential mortgage-backed	141,026	-	141,026	-
Commercial mortgage-backed	219,977	-	219,977	-
Other asset-backed securities	83,138	-	83,138	-
Trading securities	431	431	-	-
GMIB reinsurance recoverable	6,980	-	-	6,980
Separate account assets (1)	2,848,302	2,848,302	-	-
Total	$4,443,120	$2,968,284	$1,467,856	$6,980

Liabilities
GMWB reserves (2)	$692	$-	$-	$692
Separate account liabilities	2,848,302	2,848,302	-	-
Total	$2,848,994	$2,848,302	$-	$692

(1) Pursuant to ASC 944-80, the value of the separate account liabilities is set equal to the value of the separate account assets.
(2) GMWB reserves are presented net of reinsurance ceded to Jackson to illustrate the net effect on Jackson-NY's results.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The tables below provide rollforwards for 2011 and 2010 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement.  Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using the beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,		Fair Value
	as of		Other	Issuances	Transfers in	as of
	January 1,	Net	Comprehensive	and	and/or out	December 31,
(in thousands)	2011	Income	Income	Settlements	of Level 3	2011
Assets
Fixed maturities
Corporate securities	$-	$6	$-	$(6)	$-	$-
GMIB reinsurance recoverable	6,980	15,165	-	-	-	22,145

Liabilities
GMWB reserves	$(692)	$(79,092)	$-	$-	$-	$(79,784)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,		Fair Value
	as of		Other	Issuances	Transfers in	as of
	January 1,	Net	Comprehensive	and	and/or out	December 31,
(in thousands)	2010	Income	Income	Settlements	of Level 3	2010
Assets
Fixed maturities
Corporate securities	$7,604	$-	$-	$-	$(7,604)	$-
Commercial mortgage-backed	4,480	(156)	2,144	(5,349)	(1,119)	-
Other asset-backed securities	30,949	(436)	1,595	(4,977)	(27,131)	-
GMIB reinsurance recoverable	7,754	(774)	-	-	-	6,980

Liabilities
GMWB reserves	$(2,054)	$1,362	$-	$-	$-	$(692)

The components of the amounts included in purchases, issuances and settlements at December 31, 2011 shown above are as follows:

(in thousands)	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$-	$(6)	$-	$-	$(6)
Total	$-	$(6)	$-	$-	$(6)

Upon adoption of ASC 820-10, certain broker priced assets were classified as Level 3 holdings as a result of illiquidity in the market and the resultant lack of observability into the assumptions used to produce those fair values.  During 2010, as a result of changes in the level of observability of these inputs, Jackson-NY determined that these assets would be more appropriately categorized in Level 2.  As a result, Jackson-NY transferred securities with an amortized cost and fair value of $54.9 million and $35.9 million, respectively, from Level 3 to Level 2 during 2010.  For the year ended December 31, 2011, there were no transfers into Level 3 and there were no transfers between Level 1 and 2 of the fair value hierarchy.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2011 and 2010, was as follows (in thousands):

	2011	2010
Assets
GMIB reinsurance recoverable	$15,165	$(774)

Liabilities
GMWB reserves	$(79,092)	$1,362

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds and asset-backed securities.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest.  The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Fixed Maturities
The following table sets forth fixed maturities at December 31, 2011, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor.  At December 31, 2011, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $9.9 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating, Class 2 in BBB, Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Investment Rating	December 31, 2011
AAA	22.9%
AA	8.1%
A	32.2%
BBB	32.3%
Investment grade	95.5%
BB	2.2%
B and below	2.3%
Below investment grade	4.5%
Total fixed maturities	100.0%

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

At December 31, 2011, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 65% were investment grade, 23% were below investment grade and 12% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated represented approximately 68% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2011, the industries accounting for the larger percentage of unrealized losses included banking/finance (3.8% of fixed maturities gross unrealized losses) and insurance (0.8%).  The largest unrealized loss related to a single corporate obligor was $0.4 million at December 31, 2011.

The amortized cost, gross unrealized gains and losses, fair value and non-credit OTTI of available for sale fixed maturities were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2011	Cost	Gains	Losses	Value	OTTI (1)
Fixed Maturities
Government securities	$78,589	$8,283	$-	$86,872	$-
Public utilities	67,200	8,323	10	75,513	-
Corporate securities	987,695	89,463	1,843	1,075,315	(59)
Residential mortgage-backed	137,132	3,899	13,371	127,660	(7,957)
Commercial mortgage-backed	207,902	25,351	4,579	228,674	(1,733)
Other asset-backed securities	75,664	771	4,151	72,284	(740)
Total fixed maturities	$1,554,182	$136,090	$23,954	$1,666,318	$(10,489)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2010	Cost	Gains	Losses	Value	OTTI (1)
Fixed Maturities
Government securities	$119,250	$1,051	$750	$119,551	$-
Public utilities	78,775	4,343	335	82,783	-
Corporate securities	883,563	61,112	3,743	940,932	(18)
Residential mortgage-backed	159,026	2,343	20,343	141,026	(10,102)
Commercial mortgage-backed	203,465	21,139	4,627	219,977	(2,048)
Other asset-backed securities	87,695	1,494	6,051	83,138	(687)
Total fixed maturities	$1,531,774	$91,482	$35,849	$1,587,407	$(12,855)

(1) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income for securities on which credit impairments have been recorded.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2011, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Due in 1 year or less	$75,972	$1,295	$-	$77,267
Due after 1 year through 5 years	258,477	18,315	320	276,472
Due after 5 years through 10 years	690,211	69,730	1,474	758,467
Due after 10 years through 20 years	82,775	11,170	-	93,945
Due after 20 years	26,049	5,559	59	31,549
Residential mortgage-backed	137,132	3,899	13,371	127,660
Commercial mortgage-backed	207,902	25,351	4,579	228,674
Other asset-backed securities	75,664	771	4,151	72,284
Total	$1,554,182	$136,090	$23,954	$1,666,318

U.S. Treasury securities with a carrying value of $560 thousand and $505 thousand at December 31, 2011 and 2010, respectively, were on deposit with the state of New York as required by state insurance law.

At December 31, 2011, the Company had less than $1 thousand of amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2011 were less than $1 thousand, and for the 12 months preceding December 31, 2010 were zero and $3 thousand, respectively.

Residential mortgage-backed securities (“RMBS”) include certain RMBS which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency mortgage-backed securities”).  The Company’s non-agency mortgage-backed securities include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2011	Cost	Gains	Losses	Value

Prime	$35,268	$68	$3,299	$32,037
Alt-A	24,437	194	2,592	22,039
Subprime	22,628	5	7,480	15,153
Total non-agency RMBS	$82,333	$267	$13,371	$69,229

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2010	Cost	Gains	Losses	Value

Prime	$46,312	$187	$7,470	$39,029
Alt-A	32,258	61	5,539	26,780
Subprime	21,664	73	7,143	14,594
Total non-agency RMBS	$100,234	$321	$20,152	$80,403

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  36% of the Company’s investments in Alt-A related mortgage-backed securities are rated investment grade by at least one NRSRO.  13% of the Company’s investments in subprime related mortgage-backed securities are rated triple-A by at least one NRSRO.  In 2011, the Company recorded other-than-temporary impairment charges of $0.5 million, $0.8 million and $0.5 million, on securities backed by prime, Alt-A and subprime, respectively.  In 2010, the Company recorded other-than-temporary impairment charges of $0.5 million, $2.9 million and $1.2 million, on securities backed by prime, Alt-A and subprime, respectively.  In 2009, the Company recorded other-than-temporary impairment charges of $20.0 million, $6.0 million and $0.6 million, on securities backed by prime, Alt-A and subprime, respectively.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  At December 31, 2011, the amortized cost and fair value of the Company’s investment in CMBS are $207.9 million and $228.7 million, respectively, of which 99% were rated investment grade by at least one NRSRO.  In 2011, the Company recorded other-than-temporary impairment charges of $0.2 million on CMBS.  In 2010, the Company recorded other-than-temporary impairment charges of $2.8 million on CMBS.  No other-than-temporary impairment charges were recorded on CMBS during 2009.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The following table shows the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (in thousands, except number of securities):

	December 31, 2011			December 31, 2010
	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized	Fair	# of	Unrealized	Fair	# of
	Losses	Value	securities	Losses	Value	securities
Fixed Maturities
Government securities	$-	$-	-	$750	$19,206	2
Public utilities	10	490	1	335	9,564	5
Corporate securities	1,636	50,958	28	3,585	105,248	58
Residential mortgage-backed	8,685	28,488	14	391	11,054	3
Commercial mortgage-backed	-	-	-	151	5,560	4
Other asset-backed securities	882	16,053	16	94	11,983	8
Total temporarily impaired
securities	$11,213	$95,989	59	$5,306	$162,615	80

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized	Fair	# of	Unrealized	Fair	# of
	Losses	Value	securities	Losses	Value	securities
Fixed Maturities
Government securities	$-	$-	-	$-	$-	-
Public utilities	-	-	-	-	-	-
Corporate securities	207	9,780	4	158	9,854	3
Residential mortgage-backed	4,686	26,532	25	19,952	69,898	32
Commercial mortgage-backed	4,579	3,221	3	4,476	3,634	3
Other asset-backed securities	3,269	18,027	15	5,957	22,494	21
Total temporarily impaired
securities	$12,741	$57,560	47	$30,543	$105,880	59

	Total			Total
	Gross			Gross
	Unrealized	Fair	# of	Unrealized	Fair	# of
	Losses	Value	securities	Losses	Value	securities
Fixed Maturities
Government securities	$-	$-	-	$750	$19,206	2
Public utilities	10	490	1	335	9,564	5
Corporate securities	1,843	60,738	32	3,743	115,102	61
Residential mortgage-backed	13,371	55,020	39	20,343	80,952	35
Commercial mortgage-backed	4,579	3,221	3	4,627	9,194	7
Other asset-backed securities	4,151	34,080	31	6,051	34,477	29
Total temporarily impaired
securities	$23,954	$153,549	106	$35,849	$268,495	139

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value, and expectations for the amount and timing of a recovery in fair value.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions (e.g., increases in interest rates, temporary market illiquidity or volatility or industry-related events) are usually determined to be temporary, and where the Company also believes there exists a reasonable expectation for recovery in the near term.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

Jackson-NY recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exist:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
•	The Company intends to sell a security; or,
•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure.  The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for Prime and Alt-A RMBS, the default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.  As of December 31, 2011 and 2010, default rates for delinquent loans ranged from 15% to 100%.  At December 31, 2011 and 2010, loss severities were applied to generate and analyze cash flows of each bond and ranged from 30% to 65% and 30% to 62.5%, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

These estimates reflect a combination of data derived by third-parties and internally developed assumptions.  Where possible, this data is benchmarked against other third-party sources.  In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value.   For other-than-temporarily impaired securities where Jackson-NY does not intend to sell the security and for which it is not more likely than not that Jackson-NY will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income reflect the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized investment losses for the periods indicated (in thousands):

	Years Ended December 31,
	2011	2010	2009
Available-for-sale securities
Realized gains on sale	$3,966	$10,273	$14,584
Realized losses on sale	(3,106)	(16,614)	(1,614)
Impairments:
Total other-than-temporary impairments	(13,103)	(17,261)	(44,400)
Portion of other-than-temporary impairments
included in other comprehensive income	11,040	7,556	16,002
Net other-than-temporary impairments	(2,063)	(9,705)	(28,398)
Transfer to trading portfolio	-	-	(1,111)
Net realized losses on investments	$(1,203)	$(16,046)	$(16,539)

The aggregate fair value of securities sold at a loss for the years ended December 31, 2011, 2010 and 2009 was $17.4 million, $72.7 million and $19.0 million, respectively, which was approximately 85%, 81% and 92% of book value, respectively.

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2011	2010
Cumulative credit loss beginning balance	$16,808	$32,397
Additions:
New credit losses	538	6,040
Incremental credit losses	1,525	3,665
Reductions:
Securities sold, paid down or disposed of	(9,352)	(25,294)
Cumulative credit loss ending balance	$9,519	$16,808

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Securities Lending
The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2011 and 2010, the estimated fair value of loaned securities was $2.5 million and $9.4 million, respectively.  The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  At December 31, 2011 and 2010, cash collateral received in the amount of $2.5 million and $9.6 million, respectively, was invested by the agent bank and included in cash and cash equivalents of the Company.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income.  Income and expenses associated with these transactions are reported as net investment income.

5.     Deferred Policy Acquisition Costs and Deferred Sales Inducement Costs

The balances of and changes in deferred policy acquisition costs, as of and for the years ended December 31, were as follows (in thousands):

	2011	2010	2009
Balance, beginning of year	$224,796	$214,332	$251,829
Deferrals of acquisition costs	65,760	67,014	49,272
Amortization related to:
Operations	(4,023)	(23,320)	(25,278)
Net realized losses	259	3,375	3,191
Total amortization	(3,764)	(19,945)	(22,087)
Unrealized investment gains	(23,531)	(36,615)	(64,504)
Other	10	10	(178)
Balance, end of year	$263,271	$224,796	$214,332

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The balances of and changes in deferred sales inducement costs, as of and for the years ended December 31, were as follows (in thousands):

	2011	2010	2009
Balance, beginning of year	$12,526	$14,084	$19,834
Deferrals of sales inducements	4,371	5,065	4,868
Amortization related to:
Operations	(3,929)	(3,517)	(4,180)
Net realized losses	20	272	285
Total amortization	(3,909)	(3,245)	(3,895)
Unrealized investment gains	(1,816)	(3,378)	(6,911)
Other	-	-	188
Balance, end of year	$11,172	$12,526	$14,084

6.     Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB) or at specified dates during the accumulation period (GMWB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue.  Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves in the income statement.  Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the income statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

At December 31, 2011 and 2010, the Company provided variable annuity contracts with guarantees, for which the net amount at risk is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

December 31, 2011
	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization
Return of net deposits plus a minimum return
GMDB	0%	$2,637.5	$147.5	63.8 years
GMWB - Premium only	0%	275.0	20.5
GMWB - For life	0-5%*	148.9	51.5
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		812.8	141.6	64.1 years
GMWB - Highest anniversary only		201.6	46.8
GMWB - For life		60.2	16.7
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMIB	0-6%	118.1	43.2		4.1 years
GMWB - For life	0-8%*	2,150.9	212.8

December 31, 2010
	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization
Return of net deposits plus a minimum return
GMDB	0%	$2,067.1	$79.0	63.7 years
GMWB - Premium only	0%	323.2	14.4
GMWB - For life	0-5%*	164.2	40.7
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		780.5	111.5	64.1 years
GMWB - Highest anniversary only		219.8	37.4
GMWB - For life		69.9	15.0
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMIB	0-6%	140.4	34.1		5.0 years
GMWB - For life	0-8%*	1,427.8	58.8

* Ranges shown based on simple interest.  The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Amounts shown as GMWB ‘for-life’ above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits.  The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below).  For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2011	2010
Equity	$2,718.9	$2,247.9
Bond	354.9	278.1
Balanced	335.8	296.4
Money market	40.9	25.4
Total	$3,450.5	$2,847.8

GMDB liabilities reflected in the general account were as follows (in millions):

	2011	2010	2009
Balance at January 1	$4.1	$4.8	$10.8
Incurred guaranteed benefits	4.4	2.5	0.5
Paid guaranteed benefits	(1.4)	(3.2)	(6.5)
Balance at December 31	$7.1	$4.1	$4.8

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2011 and 2010 (except where noted):

1)	Use of a series of deterministic investment performance scenarios, based on historical average market volatility.
2)	Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 85.0% of the Annuity 2000 table.
4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.13% to 44.0%, with an average of 4.0% during the surrender charge period and 11.0% thereafter at December 31, 2011 and from 0.75% to 49.0%, with an average of 5.0% during the surrender charge period and 11.0% thereafter at December 31, 2010.

5)	Discount rate of 8.4%.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, with the change in fair value reported in death, other policy benefits and change in policy reserves.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 3.    The GMWB reserve totaled $132.0 million and $20.4 million at December 31, 2011 and 2010, respectively, and was included in reserves for future policy benefits and claims payable.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Jackson-NY has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated as required by ASC 944-20.  The reserve calculation uses a series of stochastic investment performance scenarios.  Otherwise, the methodology and assumptions used are consistent with those used for calculating the GMDB liability.  At December 31, 2011 and 2010, these GMWB reserves totaled $0.8 million and $6.5 million, respectively, and were included in reserves for future policy benefits and claims payable.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2011 and 2010, are consistent with those used for calculating the GMDB liability.  GMIB reserves totaled $0.6 million and $0.3 million at December 31, 2011 and 2010, respectively.

7.	Reinsurance

The Company cedes reinsurance to unaffiliated insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The maximum amount of life insurance risk retained by the Company on any one life is generally $0.5 million.  Amounts not retained are ceded to other companies on either a yearly renewable-term or a coinsurance basis.

With the approval of the Superintendent of Insurance for the state of New York, Jackson-NY also cedes 90% of the guaranteed minimum withdrawal benefit associated with variable annuities issued prior to 2009 to its Parent.  This agreement resulted in an initial gain to Jackson-NY of $0.9 million, which was deferred and included in other liabilities in the accompanying balance sheet.  The deferred gain is being amortized into income over the life of the business. Premiums ceded to Jackson for guaranteed minimum withdrawal benefits were $6.8 million, $6.9 million and $6.7 million in 2011, 2010 and 2009, respectively.

The effect of reinsurance on premiums was as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Direct premiums	$523	$558	$643
Less reinsurance ceded:
Life	(442)	(438)	(563)
Guaranteed annuity benefits	(7,850)	(7,975)	(7,721)
Net premiums	$(7,769)	$(7,855)	$(7,641)

Components of the reinsurance recoverable were as follows (in thousands):

	December 31,
	2011	2010
Ceded reserves	$77,076	$32,206
Ceded claims liability	125	90
Ceded other	9	4
Total	$77,210	$32,300

Reserves ceded to the Parent totaled $52.7 million and $22.9 million at December 31, 2011 and 2010, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The following table sets forth the Company’s net life insurance in-force (in thousands):

	December 31,
	2011	2010
Direct life insurance in-force	$329,196	$347,295
Amounts ceded to other companies	(255,574)	(271,021)
Net life insurance in-force	$73,622	$76,274

8.    Federal Income Taxes

The components of the provision for federal income taxes were as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Current tax expense	$4,285	$7,645	$9,324
Deferred tax (benefit) expense	(1,292)	109	(9,207)

Income tax expense	$2,993	$7,754	$117

The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Income taxes at statutory rate	$5,801	$11,297	$1,533
Dividends received deduction	(3,301)	(3,581)	(1,416)
Other	493	38	-
Income tax expense (benefit)	$2,993	$7,754	$117

Effective tax rate	18.1%	24.0%	2.7%

Federal income taxes paid to (received from) Jackson in 2011, 2010 and 2009 were $9.3 million, $14.4 million and $(102.0) million, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2011	2010
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$73,888	$51,203
Other-than-temporary impairments and other investment related items	7,449	8,617
Other, net	686	-
Total gross deferred tax asset	82,023	59,820

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(87,738)	(75,675)
Net unrealized gains on available for sale securities	(39,247)	(19,472)
Other, net	-	(23)
Total gross deferred tax liability	(126,985)	(95,170)

Net deferred tax liability	$(44,962)	$(35,350)

Realization of Jackson-NY’s deferred tax asset is dependent on generating sufficient taxable income.  Although realization is not assured, management believes that it is more likely than not that the results of future operations and investment activity will generate sufficient taxable income to realize gross deferred tax assets.

At December 31, 2011, the Company had federal tax capital loss carryforwards totaling $13.6 million, which begin expiring in 2014.

In August 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61. Revenue Ruling 2007-61 also announced the Treasury Department's and the IRS's intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. In January 2010, Jackson-NY received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson-NY did not agree with the assessment and filed a protest with the Appellate Division of the IRS.  No reserve has been established for this potential exposure since Jackson-NY believes its position is sustainable.  The Company recognized an income tax benefit related to the separate account DRD of $3.3 million, $3.6 million and $1.4 million during 2011, 2010 and 2009, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

During 2011, Jackson-NY established a reserve for an unrecognized tax benefit as required for income tax uncertainties.  The following table summarizes the changes in the Company’s unrecognized tax benefits, for the year ended December 31, 2011 (in thousands).  There were no unrecognized tax benefits at December 31, 2010.

Unrecognized tax benefit at December 31, 2010	$-
Additions for tax positions identified in 2011	2,036
Reduction of tax positions of closed prior years	-
Unrecognized tax benefit at December 31, 2011	$2,036

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions.  The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

Interest totaling $0.7 million related to these unrecognized tax benefits has been included in income tax expense in the income statement for 2011.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2011, 2010 or 2009.

Based on information available as of December 31, 2011, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.  The Company is generally no longer subject to United States federal, state or local income tax examinations by taxing authorities for tax years that began before 2007.

9.    Contingencies

The New York Insurance Department (Department) has advised all life insurers transacting business in New York, which includes Jackson of New York, that they must cross-check all life insurance policies, annuity contracts and beneficiary access accounts against the U.S. Social Security Administration’s Death Master File.  The Department’s intent is for companies to identify death payments due on life policies or annuity contracts that have not been claimed.  The Company reported initial findings to the Department on October 31, 2011.  Monthly progress reports are being filed with the Department with a final report due on March 31, 2012.  Based on its current analysis, at December 31, 2011, the Company believed the impact was immaterial to income and financial position and no accrual was established for these unreported claims.  Additionally, other regulators and state legislators are considering proposals that would require life insurance companies to take additional steps to identify unreported deceased policy and contract holders.  Currently, there does not appear to be a consensus among state insurance regulators and state unclaimed property administrators regarding a life insurer’s obligations in connection with identifying unreported deaths of its policy and contract holders.

10.   Stockholder's Equity

The declaration of dividends which can be paid by the Company is regulated by New York insurance law.  The Company must file a notice of its intention to declare a dividend and the amount thereof with the Superintendent at least thirty days in advance of any proposed dividend declaration.  No dividends were paid to Jackson in 2011, 2010 or 2009.  No capital contributions were made in 2011 or 2010.  Jackson made a capital contribution of $75.0 million to Jackson-NY in 2009.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $268.5 million and $256.1 million at December 31, 2011 and 2010, respectively.  Statutory net income of the Company, as reported in its Annual Statement, was $15.9 million, $43.9 million and $44.7 million in 2011, 2010 and 2009, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

11.  Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPM”), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $1.3 million, $1.2 million and $1.2 million to PPM for investment advisory services during 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Jackson, under which Jackson provides certain administrative services.  Administrative fees were $8.2 million, $7.0 million and $5.8 million in 2011, 2010 and 2009, respectively.

12.  Benefit Plans

The Company participates in a defined contribution retirement plan covering substantially all employees, sponsored by its Parent.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employees must be employed on the applicable January 1 or July 1 entry date.  The Company’s annual contributions are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $375 thousand, $255 thousand and $241 thousand in 2011, 2010 and 2009, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain employees, sponsored by its Parent.  Additionally, the Company sponsors a non-qualified voluntary deferred compensation plan for certain agents, with the assets retained by Jackson under an administrative services agreement.  At December 31, 2011 and 2010, Jackson’s liability for the Company’s portion of such plans totaled $2.2 million and $1.7 million, respectively.  There was no expense related to these plans in 2011, 2010 or 2009.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

(1) Financial statements and schedules included in Part A:

Not Applicable.

(2) Financial statements and schedules included in Part B -

JNLNY Separate Account II:

    Independent Auditors' Report
Statements of Assets and Liabilities as of December 31, 2011
Statements of Operations for the period ended December 31, 2011
Statements of Changes in Net Assets for the periods ended December 31, 2011, and 2010
Notes to Financial Statements

Jackson National Life Insurance Company of New York:

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2011, and 2010
Consolidated Income Statements for the years ended December 31, 2011, 2010, and 2009
Consolidated Statements of Stockholder's Equity and Comprehensive Income for the years ended
December 31, 2011, 2010, and 2009
Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010, and 2009
Notes to Consolidated Financial Statements

(b) Exhibits

Exhibit              Description
No.

1.
Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant’s Form N-4 filed on September 10, 1999 (File Nos. 333-86933 and 811-09577).

2.	Not Applicable.

3.

a.	General Distributor Agreement, incorporated herein by reference to the Registrant’s Form N-4 electronically filed on September 10, 1999 (File Nos. 333-86933 and 811-09577).

b.
Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 21 filed on December 29, 2005 (File Nos. 333-70472 and 811-08664).

c.
Selling Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, LLC (N2565 01/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 25, 2012 (File Nos. 333-175720 and 811-08401).

4.

a.
Specimen of the Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on December 21, 1999 (File Nos. 333-86933 and 811-09577).

b.
Form of the Perspective Advisors Fixed and Variable Annuity Contract (Unisex Tables), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on December 21, 1999 (File Nos. 333-86933 and 811-09577).

c.
Form of the Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3filed on October 10, 2001 (File Nos. 333-86933 and 811-09577).

d.	Form of Spousal Continuation Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3 filed on October 10, 2001 (File Nos. 333-86933 and 811-09577).

e.	Form of Preselected Death Benefit Option Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 4 filed on April 30, 2002 (File Nos. 333-86933 and 811-09577).

f.	Form of Guaranteed Options Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on April 30, 2003 (File Nos. 333-86933 and 811-09577).

g.
Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

h.
Specimen of 5% Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

i.
Specimen of the 7% Guaranteed Minimum Withdrawal Benefit With 5 Year Step-Up Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

j.
Specimen of the 6% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

k.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

l.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

m.
Specimen of the 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-up Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

n.
Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 28 filed on November 28, 2007 (File Nos. 333-70384 and 811-08401).

o.
Specimen of 6% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 28 filed on November 28, 2007 (File Nos. 333-70384 and 811-08401).

p.
Specimen of 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 28 filed on November 28, 2007 (File Nos. 333-70384 and 811-08401).

q.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 28 filed on November 28, 2007 (File Nos. 333-70384 and 811-08401).

r.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 28 filed on November 28, 2007 (File Nos. 333-70384 and 811-08401).

s.
Specimen of Guaranteed Minimum Withdrawal Benefit with 5- Year Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

t.
Specimen of the For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

u.
Specimen of the Joint For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

v.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 34, filed on October 3, 2008 (File Nos. 333-70384 and 811-08401).

w.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 34, filed on October 3, 2008 (File Nos. 333-70384 and 811-08401).

x.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (Freedom) Endorsement (7587ANY-A 01/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on December 31, 2008 (File Nos. 333-86933 and 811-08401).

y.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (Joint Freedom) Endorsement (7588ANY-A 01/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.19, filed on December 31, 2008 (File Nos. 333-86933 and 811-08401).

z.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6(SM) GMWB) Endorsement (7613 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.21 filed September 24, 2009 (File Nos. 333-86933 and 811-08401).

aa.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and  Annual Step-Up (LifeGuard Freedom 6 GMWB With Joint Option) Endorsement (7614 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 21filed September 24, 2009 (File Nos. 333-86933 and 811-08401).

5.

a.
Form of the Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on December 21, 1999 (File Nos. 333-86933 and 811-09577).

b.
Form of the Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3 filed on October 10, 2001 (File Nos. 333-86933 and 811-09577).

c.
Form of the Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on April 30, 2004 (File Nos. 333-86933 and 811-09577).

d.
Form of the Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 filed on March 26, 2008 (File Nos. 333-86933 and 811-09577).

6.

a.	Declaration and Charter of Depositor, incorporated herein by reference to the Registrant’s Form N-4 filed on September 10, 1999 (File Nos. 333-86933 and 811-09577).

b.	Bylaws of Depositor, incorporated herein by reference to the Registrant’s Form N-4 filed on September 10, 1999 (File Nos. 333-86933 and 811-09577).

7.             Not Applicable.

8.             Not Applicable.

9.             Opinion and Consent of Counsel, attached hereto.

10.           Consent of Independent Registered Public Accounting Firm, attached hereto.

11.            Not Applicable.

12.            Not Applicable.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Donald B. Henderson, Jr.	Director
4A Rivermere Apartments
Bronxville, NY 10708

David L. Porteous	Director
20434 Crestview Drive
Reed City, MI 49777

Donald T. DeCarlo	Director
200 Manor Road
Douglaston, New York 11363

Gary H. Torgow	Director
220 West Congress
Detroit, MI 48226-3213

John C. Colpean	Director
1640 Haslett Road, Suite 160
Haslett, MI 48840

Richard David Ash	Vice President, Actuary & Appointed
1 Corporate Way	Actuary
Lansing, MI 48951

Savvas (Steve) Panagiotis Binioris	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis Allen Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett M. Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Jeffry Ross Borton	Vice President
1 Corporate Way
Lansing, MI 48951

John Howard Brown	Vice President & Director
1 Corporate Way
Lansing, MI 48951

James T. Carter	Vice President
1 Corporate Way
Lansing, MI 48951

Michael Alan Costello	Vice President & Director
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark	Senior Vice President, Chief Information Officer
1 Corporate Way	& Director
Lansing, MI 48951

James Bradley Croom	Vice President
1 Corporate Way
Lansing, MI 48951

Lisa Carol Drake	Senior Vice President & Chief Actuary
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves	Vice President
1 Corporate Way
Lansing, MI 48951

Charles Fox Field, Jr.	Vice President
6550 Carothers Pkwy.
Suite 170
Franklin, TN 27067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

Robert Arthur Fritts	Senior Vice President & Controller
1 Corporate Way
Lansing, MI 48951

James Douglas Garrison	Vice President
1 Corporate Way
Lansing, MI 48951

Julia Anne Goatley	Vice President, Assistant Secretary &
1 Corporate Way	Director
Lansing, MI 48951

Matthew Phillip Gonring	Vice President
300 Innovation Drive
Franklin, TN 37067

John A. Gorgenson, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

Robert William Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Clifford Schuyler Hale, M.D.	Vice President
1 Corporate Way
Lansing, MI 48951

Laura Louise Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Herald Dean Hosfield	Vice President
1 Corporate Way
Lansing, MI 48951

Clifford James Jack	Executive Vice President,
7601 Technology Way	Head of Retail, Chairman & Director
Denver, CO 80237

Scott Francis Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Everett William Kunzelman	Vice President
1 Corporate Way
Lansing, MI 48951

Herbert George May III	Chief Administrative Officer &
275 Grove St Building	Director
4th floor
Auburndale, MA 02466

Machelle Antoinette McAdory	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Diahn M. McHenry	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas John Meyer	Senior Vice President, General
1 Corporate Way	Counsel, Secretary & Director
Lansing, MI 48951

Keith Richard Moore	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Paul Chad Myers	Executive Vice President and Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Russell Erwin Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura Louene Prieskorn	Senior Vice President & Director
1 Corporate Way
Lansing, MI 48951

Dana S. Rapier	Vice President
1 Corporate Way
Lansing, MI 48951

William Robert Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad Sajid Shami	Vice President
1 Corporate Way
Lansing, MI 48951

Kathleen Marie Smith	Vice President
1 Corporate Way
Lansing, MI 48951

James Ronald Sopha	Chief Operating Officer
1 Corporate Way
Lansing, MI 48951

Kenneth Harold Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Heather Rachelle Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia Lynn Wadsten	Vice President
1 Corporate Way
Lansing, MI 48951

Michael Andrew Wells	President & Chief Executive Officer
1 Corporate Way
Lansing, MI 48951

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

Company	State of Organization	Control/Ownership
Ascent Insurance Brokers Limited	United Kingdom	50% Prudential Property Investment Managers Limited
BOCI – Prudential Asset Management Limited	Hong Kong	36% Prudential Corporation Holdings Limited
BOCI – Prudential Trustee Limited	Hong Kong	36% Prudential Corporation Holdings Limited
Brooke LLC	Delaware	100% Prudential (US Holdco2) Limited
Brooke (Holdco 1) Inc.	Delaware	100% Prudential (US Holdco 3) BV
Brooke Holdings LLC	Delaware	100% Nicole Finance Inc.
Brooke Holdings (UK) Limited	United Kingdom	100% Brooke UK LLC
Brooke Investment, Inc.	Delaware	100% Brooke Holdings LLC
Brooke (Jersey) Limited	Jersey	100% Prudential (US Holdco 2) Limited
Brooke Life Insurance Company	Michigan	100% Brooke Holdings LLC
Brooke UK LLC	Delaware	100% Brooke (Holdco 1) Inc.
Buying Force Limited	United Kingdom	50% Prudential Property Investment Managers Limited
CIMPL Pty Limited	Australia	100% PPM Capital (Holdings) Limited
CITIC Prudential Life Insurance Company Limited	China	50% Prudential Corporation Holdings Limited
CITIC – Prudential Fund Management Company Limited	China	49% Prudential Corporation Holdings Limited
CSU One Limited	United Kingdom	100% Prudential Group Holdings Limited
Calvin Asset Management Limited	England	100% Calvin Capital Limited
Calvin Capital Limited (formerly Marlin Acquisitions Limited)	England	100% Marlin Acquisitions Holdings Limited
Canada Property (Trustee) No 1 Limited	Jersey	100% Canada Property Holdings Limited
Canada Property Holdings Limited	England	100% M&G Limited
Curian Capital, LLC	Michigan	100% Jackson National Life Insurance Company
Curian Clearing LLC	Michigan	100% Jackson National Life Insurance Company
Earth and Wind Energias Removables, S.L.	Spain	100% Infracapital E&W B.V.
Eastspring Investments (Hong Kong) Limited	Hong Kong	100% Prudential Corporations Holdings Limited
Eastspring Investments (UK) Limited	England	100% Prudential Corporations Holdings Limited
FA II Limited	England	100% FA III Limited
FA III Limited	England	100% Infracapital Nominees Limited
Falcon Acquisitions Limited	United Kingdom	100% FA II Limited
Falcon Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
First Dakota, Inc.	North Dakota	100% IFC Holdings, Inc.
First Dakota of Montana, Inc.	Montana	100% IFC Holdings, Inc.
First Dakota of New Mexico, Inc.	New Mexico	100% IFC Holdings, Inc.
First Dakota of Texas, Inc.	Texas	100% IFC Holdings, Inc.
First Dakota of Wyoming, Inc.	Wyoming	100% IFC Holdings, Inc.
Furnival Insurance Company Limited	Guernsey	100% Prudential Corporation Holdings Limited
GS Twenty Two Limited	United Kingdom	100% Prudential Group Holdings Limited
Geoffrey Snushall Limited	United Kingdom	100% Snushalls Team Limited
Giang Vo Development JV Company	Vietnam	65% Prudential Vietnam Assurance Private Limited
Hermitage Management, LLC	Michigan	100% Jackson National Life Company Insurance
Holborn Bars Nominees Limited	United Kingdom	100% M&G Investment Management Limited
Holborn Delaware LLC	Delaware	100% Prudential Four Limited
Holborn Finance Holding Company	United Kingdom	100% Prudential Securities Limited
Hyde Holdco 1 Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Hyde Holdco 3 Limited	United Kingdom	100% Prudential Capital Holding Company Limited
ICICI Prudential Asset Management Company Limited	India	49% Prudential Corporation Holdings Limited
ICICI Prudential Life Insurance Company Limited	India	25.96% Prudential Corporation Holdings Limited
ICICI Prudential Pension Funds Management Company Ltd.	India	100% ICICI Prudential Life Insurance Company Limited
ICICI Prudential Trust Limited	India	49% Prudential Corporation Holdings Limited
IFC Holdings, Inc. d/b/a INVEST Financial Corporation	Delaware	100% National Planning Holdings Inc.
INVEST Financial Corporation Insurance Agency Inc. of Alabama	Alabama	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Connecticut	Connecticut	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Delaware	Delaware	100% IFC Holdings, Inc. d/b/a INVEST Financial Corporation
INVEST Financial Corporation Insurance Agency Inc. of Georgia	Georgia	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Illinois	Illinois	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Maryland	Maryland	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Massachusetts	Massachusetts	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Montana	Montana	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Nevada	Nevada	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of New Mexico	New Mexico	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Ohio	Ohio	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Oklahoma	Oklahoma	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of South Carolina	South Carolina	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Texas	Texas	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Wyoming	Wyoming	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency PA of Mississippi	Mississippi	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
Infracapital CI II Limited	Scotland	100% M&G Limited
Infracapital EF II Limited	Scotland	100% M&G Limited
Infracapital E&W B.V.	Netherlands	100% Infracapital F1 S.a.r.l.
Infracapital Employee Feeder GP Limited	Scotland	100% M&G Limited
Infracapital GP II Limited	England	100% M&G Limited
Infracapital F1 S.a.r.l.	Luxembourg	100% Infracapital F1 Holdings S.a.r.l
Infracapital F1 Holdings S.a.r.l.	Luxembourg	100% Infracapital Nominees Limited
Infracapital GP Limited	United Kingdom	100% M&G Limited
Infracapital Nominees Limited	United Kingdom	100% M&G Limited
Infracapital SLP Limited	United Kingdom	100% M&G Limited
Innisfree M&G PPP LLP	United Kingdom	35% M&G IMPPP1 Limited
Investment Centers of America, Inc.	North Dakota	100% IFC Holdings, Inc.
Jackson Investment Management LLC	Michigan	100% Brooke Holdings LLC
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	100% Jackson National Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
JNLI LLC	Delaware	100% Jackson National Life Insurance Company
JNL Southeast Agency, LLC	Michigan	100% Jackson National Life Insurance Company
M&G (Guernsey) Limited	Guernsey	100% M&G Limited
M&G Financial Services Limited	United Kingdom	100% M&G Limited
M&G Founders 1 Limited	United Kingdom	100% M&G Limited
M&G General Partner Inc.	Cayman Islands	100% M&G Limited
M&G Group Limited	United Kingdom	100% Prudential plc
M&G IMPPP 1 Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	France (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Limited	Germany (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Italy (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Spain (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Nominees Limited	United Kingdom	100% M&G International Investments Limited
M&G Investment Management Limited	United Kingdom	100% M&G Limited
M&G Life Assurance Company Limited	United Kingdom	100% M&G Limited
M&G Limited	United Kingdom	100% M&G Group Limited
M&G Management Services Limited	United Kingdom	100% M&G Limited
M&G Nominees Limited	United Kingdom	100% M&G Limited
M&G Pensions and Annuity Company Limited	United Kingdom	100% M&G Limited
M&G RED Employee Feeder GP Limited	Scotland	100% M&G Limited
M&G RED GP Limited	Guernsey	100% M&G Limited
M&G RED SLP GP Limited	Scotland	100% M&G Limited
M&G Real Estate Finance 1 Co S.a.r.l	Luxemborg	100% M&G RED GP Limited
M&G Securities Limited	United Kingdom	100% M&G Limited
M&G Support Services Limited	United Kingdom	100% M&G Limited
MM&S (2375) Limited	Scotland	100% The Prudential Assurance Company Limited
Marlin Acquisitions Holdings Limited	United Kingdom	100% Infracapital GP Limited
National Planning Corporation	Delaware	100% National Planning Holdings, Inc.
National Planning Corporation Insurance Agency Inc. of Nevada	Nevada	100% National Planning Corporation
National Planning Holdings, Inc.	Delaware	100% Brooke Holdings LLC
National Planning Insurance Agency Inc.	Alabama	100% National Planning Corporation
National Planning Insurance Agency Inc.	Florida	100% National Planning Corporation
National Planning Insurance Agency Inc.	Georgia	100% National Planning Corporation
National Planning Insurance Agency Inc.	Idaho	100% National Planning Corporation
National Planning Insurance Agency Inc.	Massachusetts	100% National Planning Corporation
National Planning Insurance Agency Inc.	Montana	100% National Planning Corporation
National Planning Insurance Agency Inc.	Oklahoma	100% National Planning Corporation
National Planning Insurance Agency Inc.	Texas	100% National Planning Corporation
National Planning Insurance Agency Inc.	Wyoming	100% National Planning Corporation
Nicole Finance Inc.	Delaware	100% Brooke UK LLC
North Sathorn Holdings Company Limited	Thailand	100% Prudential Corporation Holdings Limited
Nova Sepadu Sdn Bhd	Malaysia	96% Sri Han Suria Sdn Berhad
P&A Holdco Limited	England	100% Prudential Four Limited
P&A Opco Limited	England	100% P&A Holdco Limited
PCA Asset Management Limited	Japan	100% Prudential Corporation Holdings Limited
PCA Asset Management Co. Ltd.	Korea	100% Prudential Corporation Holdings Limited
PCA Life Assurance Company Limited	Taiwan	99.79% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Japan)	Japan	100% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Korea)	Korea	100% Prudential Corporation Holdings Limited
PCA Securities Investment Trust Company Limited	Taiwan	99.54% Prudential Corporation Holdings Limited
PGDS (UK One) Limited	United Kingdom	100% Prudential Group Holdings Limited
PGDS (UK Two) Limited	United Kingdom	100% PDGS (UK One) Limited
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPEM Pte. Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Capital (Holdings) Limited	United Kingdom	100% M&G Limited
PPM Finance, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Holdings, Inc.	Delaware	100% Brooke Holdings LLC
PPM Ventures (Asia) Limited	Hong Kong	100% PPM Capital (Holdings) Limited
PPM Ventures Pty Limited	Australia	100% CIMPL Pty Limited
PPMC First Nominees Limited	United Kingdom	100% M&G Limited
PPS Five Limited	United Kingdom	100% Reeds Rains Prudential Limited
PPS Nine Limited	United Kingdom	100% Prudential Property Services Limited
PPS Twelve Limited	United Kingdom	100% Prudential Property Services Limited
PT Paja Indonesia	Indonesia	100% PT Prudential Life Assurance
PT Prudential Asset Management	Indonesia	99% Prudential Asset Management
PT Prudential Life Assurance	Indonesia	94.6% Prudential Corporation Holdings Limited
PVM Partnerships Limited	United Kingdom	100% The Prudential Assurance Company Limited
Pacus (UK) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Park Avenue (Singapore Two) Limited	Gibraltar	100% Prudential Group Holdings Limited
Pru Life Assurance Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Pru Life Insurance Corporation of UK	Philippines	100% Prudential Corporation Holdings Limited
Pru Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential (AN) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential (B1) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (B2) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (Gibraltar Five) Limited	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Four) Limited	Gibraltar	100% Prudential (US Holdco 1) Limited
Prudential (Gibraltar Three)	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Two) S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Limited
Prudential (Gibraltar) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (LPH One) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (LPH Two) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (Namibia) Unit Trusts Limited	Namibia	93% Prudential Portfolio Managers (Namibia) (Pty) Limited
Prudential (Netherlands One) Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential (Netherlands) BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential (US Holdco 1) BV	Netherlands	100% Prudential (US Holdco 1) Limited
Prudential (US Holdco 1) Limited	United Kingdom	100% Prudential US Limited
Prudential (US Holdco 2) BV	Netherlands	100% Prudential (US Holdco 1) BV
Prudential (US Holdco 2) Limited	Gibraltar	100% Holborn Delaware LLC
Prudential (US Holdco 3) BV	Netherlands	100% Prudential (US Holdco 2) BV
Prudential – AA Office Joint Venture Company	Vietnam	70% Prudential Vietnam Assurance Private Limited
Prudential / M&G UKCF GP Limited	United Kingdom	100% M&G Limited
Prudential Al-Wara’ Asset Management Berhad	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Annuities Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Asset Management (Hong Kong) Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Asset Management (Singapore) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Asset Management Limited	United Arab Emirates	100% Prudential Corporation Holdings Limited
Prudential Assurance Company Singapore (Pte) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Assurance Malaysia Bhd	Malaysia	100% Sri Han Suria Sdn Berhad
Prudential Assurance Singapore (Property Services) Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Atlantic Reinsurance Company Limited	Ireland	100% Prudential Corporation Holdings Limited
Prudential Australia One Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential BSN Takaful Berhad	Malaysia	49% Prudential Corporation Holdings Limited
Prudential Capital (Singapore) Pte. Ltd. Prudential Tower	Singapore	100% Prudential Capital Holding Company Ltd.
Prudential Capital Holding Company Limited	United Kingdom	100% Prudential plc
Prudential Capital PLC	United Kingdom	100% Prudential Capital Holding Company Limited
Prudential Capital Luxembourg S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Ltd.
Prudential Corporate Pensions Trustee Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Corporation Asia Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Corporation Australasia Holdings Pty Limited	Australia	100% Prudential Group Holdings Limited
Prudential plc	United Kingdom	Publicly Traded
Prudential Corporation Holdings Limited	United Kingdom	100% Prudential Holdings Limited
Prudential Corporation Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Distribution Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Europe Assurance Holdings plc	Scotland	100% MM&S (2375) Limited
Prudential Finance BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential Financial Services Limited	United Kingdom	100% Prudential plc
Prudential Five Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Four Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Fund Management Berhad	Malaysia	100% Nova Sepadu Sdn Bhd
Prudential Fund Management Services Private Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential GP Limited	Scotland	100% M&G Limited
Prudential General Insurance Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential Group Holdings Limited	United Kingdom	100% Prudential plc
Prudential Group Pensions Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Group Secretarial Services Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Health Holdings Limited	United Kingdom	25% The Prudential Assurance Company Limited
Prudential Health Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Health Insurance Limited	England	100% Prudential Health Holdings Limited
Prudential Health Services Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Holborn Life Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Holdings Limited	Scotland	100% Prudential plc
Prudential Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential IP Services Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential International Assurance plc	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential International Management Services Limited	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential Investments (UK) Limited	United Kingdom	100% Prudential Capital Holding Company
Prudential Jersey (No 2) Limited	Jersey	100% Prudential Corporation Holdings Limited
Prudential Jersey Limited	Jersey	100% Prudential Corporation Holdings Limited
Prudential Lalondes Limited	United Kingdom	100% Prudential Property Services Limited
Prudential Life Assurance (Thailand) Public Company Limited	Thailand	42.59% North Sathorn Holdings Company Limited 32.11% Staple Limited 24.82% Prudential Corporation Holdings Limited 0.48% Others
Prudential Lifetime Mortgages Limited	Scotland	100% The Prudential Assurance Company Limited
Prudential Pensions Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Personal Equity Plans Limited	United Kingdom	100% M&G Limited
Prudential Portfolio Managers (Namibia) (Pty) Limited	Namibia	75% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers (South Africa) (Pty) Limited	South Africa	75% M&G Limited
Prudential Portfolio Managers (South Africa) Life Limited	South Africa	99.4% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers Unit Trusts Limited	South Africa	94% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Process Management Services India Private Limited	India	99.97% Prudential Corporation Holdings Limited 0.03% Prudential UK Services Limited
Prudential Properties Trusty Pty Limited	Australia	100% The Prudential Assurance Company Limited
Prudential Property Investment Management (Singapore) Pte Limited	Singapore	50% Prudential Singapore Holdings Pte Limited 50% PruPIM Ltd
Prudential Property Investment Managers Limited	United Kingdom	100% M&G Limited
Prudential Property Services (Bristol) Limited	United Kingdom	100% Prudential Property Services Limited
Prudential Property Services Limited	United Kingdom	100% Prudential plc
Prudential Protect Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Pte Ltd	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Quest Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Retirement Income Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Securities Limited	United Kingdom	50% Prudential (B1) Limited 50% Prudential (B2) Limited
Prudential Services Asia Sdn Bhd	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Services Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential Services Singapore Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Singapore Holdings Pte Limited	Singapore	100% Prudential Corporation Holdings Limited
Prudential Staff Pensions Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Trustee Company Limited	United Kingdom	100% M&G Limited
Prudential UK Services Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Unit Trusts Limited	United Kingdom	100% M&G Limited
Prudential Vietnam Assurance Private Limited	Vietnam	100% Prudential Corporation Holdings Limited
Prudential Vietnam Finance Company Limited	Vietnam	100% Prudential Holborn Life Limited
Prudential Vietnam Fund Management Private Limited Company	Vietnam	100% Prudential Vietnam Assurance Private Limited
Prulink Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prutec Limited	United Kingdom	100% The Prudential Assurance Company Limited
Quinner AG	Germany	100% Prudential Corporation Holdings Limited
Reeds Rain Prudential Limited	United Kingdom	100% Prudential Property Services Limited
SII Insurance Agency, Inc.	Massachusetts	100% SII Investments, Inc.
SII Insurance Agency, Inc.	Wisconsin	100% SII Investments, Inc.
SII Investments, Inc.	Wisconsin	100% National Planning Holdings, Inc.
SII Ohio Insurance Agency, Inc.	Ohio	100% SII Investments, Inc.
Scottish Amicable Finance plc	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable ISA Managers Limited	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable Life Assurance Society	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable PEP and ISA Nominees Limited	Scotland	100% Scottish Amicable Life Assurance Society
Snushalls Team Limited	United Kingdom	100% Prudential Property Services Limited
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Sri Han Suria Sdn Berhad	Malaysia	51% Prudential Corporation Holdings Limited
Stableview Limited	United Kingdom	100% M&G Limited
Staple Limited	Thailand	100% Prudential Corporation Holdings Limited
Staple Nominees Limited	United Kingdom	100% Prudential Personal Equity Plans Limited
The First British Fixed Trust Company Limited	United Kingdom	100% M&G Limited
The Forum, Solent, Management Company Limited	United Kingdom	100% The Prudential Assurance Company Limited
The Prudential Assurance Company Limited	United Kingdom	100% Prudential plc
True Prospect Limited	British Virgin Islands	100% Prudential Corporation Holdings Limited
Wharfedale Acquisitions Limited	United Kingdom	100% Wharfedale Acquisitions Subholdings Limited
Wharfedale Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Wharfedale Acquisitions Subholdings Limited	United Kingdom	100% Wharfedale Acquisitions Holdings Limited
Yeslink Interco Limited	United Kingdom	100% Prudential Group Holdings Limited
Zelda Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Zelda Acquisitions Limited	United Kingdom	100% Zelda Acquisitions Holdings Limited

Item 27. Number of Contract Owners as of February 29, 2012

Qualified – 10
Non-qualified – 15

Item 28. Indemnification

Provision is made in the Company's By-Laws for indemnification by the Company of any person made or threatened to be made a party to an action or proceeding, whether civil or criminal by reason of the fact that he or she is or was a director, officer or employee of the Company or then serves or has served any other corporation in any capacity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be  indemnified  by the laws of the State of New York.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)           Jackson National Life Distributors LLC acts as general distributor for the JNLNY Separate Account I.  Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account II, and the JNLNY Separate Account IV.

(b)           Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager, President & Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Clifford J. Jack	Manager
7601 Technology Way
Denver, CO 80237

Thomas J. Meyer	Manager & Secretary
1 Corporate Way
Lansing, MI 48951

Paul Chad Myers	Manager
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto	Vice President
7601 Technology Way
Denver, CO 80237

James Bossert	Senior Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Bill J. Burrow	Senior Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer & FinOP
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald	Senior Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle	Vice President
7601 Technology Way
Denver, CO 80237

Brook Meyer	Vice President
1 Corporate Way
Lansing, MI 48951

Jack Mishler	Senior Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Senior Vice President
7601 Technology Way
Denver, CO 80237

Scott Romine	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury	Executive Vice President, Distribution
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Brian Sward	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Doug Townsend	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Katie Turner	Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item. 30. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL  60606

Item. 31. Management Services

Not Applicable.

Item. 32. Undertakings and Representations

a)
Jackson National Life Insurance Company of New York hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b)
Jackson National Life Insurance Company of New York hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c)
Jackson National Life Insurance Company of New York hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d)
Jackson National Life Insurance Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company of New York.

e)
The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 27th day of April, 2012.

JNLNY Separate Account II
(Registrant)

Jackson National Life Insurance Company of New York

By:  /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company of New York
(Depositor)

By:  /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 27, 2012
Michael A. Wells, President and
Chief Executive Officer

*	April 27, 2012
James R. Sopha, Chief Operating Officer

*	April 27, 2012
Clifford J. Jack, Executive Vice President,
Head of Retail & Chairman

*	April 27, 2012
P. Chad Myers, Executive Vice President,
and Chief Financial Officer

*	April 27, 2012
Herbert G. May III, Chief Administrative Officer
and Director

*	April 27, 2012
Joseph M. Clark, Senior Vice President,
Chief Information Officer and Director

/s/ Thomas J. Meyer	April 27, 2012
Thomas J. Meyer, Senior Vice President,
General Counsel, Secretary and Director

*	April 27, 2012
Laura L. Prieskorn, Senior Vice President and
Director

*	April 27, 2012
John H. Brown, Vice President and Director

*	April 27, 2012
Michael A. Costello, Vice President, Treasurer and
Director

*	April 27, 2012
Julia A. Goatley, Vice President,
Assistant Secretary and Director

*	April 27, 2012
Donald B. Henderson, Jr., Director

*	April 27, 2012
David L. Porteous, Director

*	April 27, 2012
Donald T. DeCarlo, Director

*	April 27, 2012
Gary H. Torgow, Director

*	April 27, 2012
John C. Colpean, Director

* By:    /s/ Thomas J. Meyer
Thomas J. Meyer, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (the “Depositor”), a New York corporation, hereby appoint Michael A. Wells, P. Chad Myers, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee and Anthony L. Dowling (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940.  This Power of Attorney concerns JNLNY Separate Account I (File Nos. 333-37175, 333-48822, 333-70384, 333-81266, 333-118370, 333-119659, 333-137485, 333-163323, 333-172873, 333-175720,  333-175721, and 333-177298), JNLNY Separate Account II (File No. 333-86933), and JNLNY Separate Account IV (File Nos. 333-109762 and 333-118132), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale.  The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 28 day of October, 2011.

/s/ MICHAEL A. WELLS
______________________________________________
Michael A. Wells, President and Chief Executive Officer

/s/ JAMES R. SOPHA
______________________________________________
James R. Sopha, Chief Operating Officer

/s/ CLIFFORD J. JACK
______________________________________________
Clifford J. Jack, Executive Vice President, Head of Retail
and Chairman

/s/ P. CHAD MYERS
______________________________________________
P. Chad Myers, Executive Vice President and Chief Financial Officer

/s/ HERBERT G. MAY III
______________________________________________
Herbert G. May III, Chief Administrative Office and Director

/s/ JOSEPH M. CLARK
______________________________________________
Joseph M. Clark, Senior Vice president, Chief
Information Officer and Director

/s/ THOMAS J. MEYER
______________________________________________
Thomas J. Meyer, Senior Vice President, General
Counsel, Secretary and Director

/s/ LAURA L. PRIESKORN
_____________________________________________
Laura L. Prieskorn, Senior Vice President and Director

/s/ JOHN H. BROWN
______________________________________________
John H. Brown, Vice President and Director

/s/ MICHAEL A. COSTELLO
______________________________________________
Michael A. Costello, Vice President, Treasurer and Director

/s/ JULIA A. GOATLEY
______________________________________________
Julia A. Goatley, Vice President, Assistant Secretary and Director

/s/ DONALD B. HENDERSON, JR.
______________________________________________
Donald B. Henderson, Jr., Director

/s/ DAVID L. PORTEOUS
______________________________________________
David L. Porteous, Director

/s/ DONALD T. DECARLO
______________________________________________
Donald T. DeCarlo, Director

/s/ GARY H. TORGOW
______________________________________________
Gary H. Torgow
Director

/s/ JOHN C. COLPEAN
______________________________________________
John C. Colpean
Director

EXHIBIT LIST

Exhibit No.                      Description

9.	Opinion and Consent of Counsel.

10.                           Consent of Independent Registered Public Accounting Firm.